                                                       Registration No. 33-82658
                                                                        811-8704

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 20

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 4

                                GROUP VEL ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               (Name of Depositor)
                               440 Lincoln Street
                               Worcester MA 01653
                            Telephone: (508) 855-1000
               (Address of Depositor's Principal Executive Office)

                          Charles F. Cronin, Secretary
             Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

            / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on April 29, 2005 pursuant to paragraph (b) of Rule 485
            / / 60 days after filing pursuant to paragraph (a) (1) of Rule 485 / / on (date) pursuant to paragraph (a) (1) of Rule 485
            / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2004 was filed on or before March 30, 2005.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about Group Vari-Exceptional Life Plus, a group flexible premium variable life insurance contract offered by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) or by First Allmerica Financial Life Insurance Company (in New
York). Certificates under the Contract are available to eligible applicants who are members of a non-qualified benefit plan having a minimum of five or more members, depending on the group, and who are Age 80 years old and under.

The Certificates are funded through the Group VEL Account of Allmerica Financial and the Group VEL Account of First Allmerica, each a separate investment account referred to collectively as the Separate Account, and a fixed-interest account of each Company that is referred to collectively as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying Funds:

ALLMERICA INVESTMENT TRUST (SERVICE SHARES)
AIT Core Equity Fund
AIT Equity Index Fund
AIT Government Bond Fund
AIT Money Market Fund
AIT Select Capital Appreciation Fund
AIT Select Growth Fund
AIT Select International Equity Fund
AIT Select Investment Grade Income Fund
AIT Select Value Opportunity Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Growth and Income Portfolio*

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Contrafund(R) Portfolio*
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP Overseas Portfolio

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Mid Cap Growth Portfolio
Janus Aspen Worldwide Growth Portfolio*

PIMCO VARIABLE INSURANCE TRUST
PVIT Total Return Portfolio II

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS I)**
Van Kampen UIF Core Plus Fixed Income Portfolio*
Van Kampen UIF Technology Portfolio*

*  Not available in New York.
** The Van Kampen UIF Core Plus Fixed Income Portfolio of The Universal
   Institutional Funds, Inc. is available only to employees of Duke Energy Corporation and its affiliates.


A STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2005 CONTAINING MORE INFORMATION ABOUT THE CERTIFICATE IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (http://www.sec.gov).


THE CERTIFICATES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CERTIFICATE. THIS LIFE CERTIFICATE IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.


                              DATED APRIL 29, 2005

                                TABLE OF CONTENTS


SUMMARY OF RISKS AND BENEFITS                                                         4
  WHAT ARE THE CERTIFICATE'S BENEFITS?                                                4
  WHAT ARE THE CERTIFICATE'S RISKS?                                                   5

SUMMARY OF RISKS AND BENEFITS: FEE TABLES                                             6
  TRANSACTION FEES                                                                    6
  PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES                                 9
  ANNUAL FUND OPERATING EXPENSES                                                     11

THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS                                      13
  WHAT IS THE COMPANY?                                                               13
  WHAT IS THE SEPARATE ACCOUNT?                                                      13
  WHAT ARE THE FUNDS?                                                                13

THE CERTIFICATE                                                                      17
  HOW DO I COMMUNICATE WITH THE COMPANY?                                             17
  HOW DO I APPLY FOR A CERTIFICATE?                                                  18
  CAN I EXAMINE AND CANCEL THE CERTIFICATE OR AN INCREASE IN FACE AMOUNT?            18
  IS THERE A PAID-UP INSURANCE OPTION?                                               19
  HOW DO I MAKE PAYMENTS?                                                            19
  HOW DO I ALLOCATE MY NET PAYMENTS?                                                 20
  CAN I MAKE TRANSFERS?                                                              21
  IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?                              21
  ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?                                      22
  IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?           23
  CAN I MAKE FUTURE CHANGES UNDER MY CERTIFICATE?                                    24
  CAN I CONVERT MY CERTIFICATE INTO A FIXED POLICY?                                  24
  HOW DO I CHANGE THE FACE AMOUNT OF MY CERTIFICATE?                                 24
  WHAT IS THE CERTIFICATE VALUE AND SURRENDER VALUE?                                 25
  CAN I MAKE CERTIFICATE LOANS?                                                      27
  CAN I SURRENDER THE CERTIFICATE?                                                   28
  CAN I MAKE PARTIAL WITHDRAWALS?                                                    29

THE DEATH BENEFIT                                                                    30
  WHAT ARE THE GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST?              30
  WHAT ARE THE DEATH BENEFIT OPTIONS?                                                31
  CAN I CHANGE BETWEEN DEATH BENEFIT OPTIONS?                                        32
  WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?                                       33

TERMINATION AND REINSTATEMENT                                                        36
  WHAT ARE THE TERMINATION PROVISIONS OF THE CERTIFICATE?                            36
  WHAT ARE THE REINSTATEMENT PROVISIONS OF THE CERTIFICATE?                          37

CHARGES AND DEDUCTIONS                                                               38
  WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?                                           38
  WHAT IS THE MONTHLY DEDUCTION?                                                     39
  WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT?  42
  HOW IS THE SURRENDER CHARGE CALCULATED?                                            42
  WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?                                        44
  WHAT ARE THE TRANSFER CHARGES?                                                     44
  WHAT IS THE CHARGE FOR CHANGES IN THE FACE AMOUNT?                                 45
  ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?                                        45

FEDERAL TAX CONSIDERATIONS                                                           46
  HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?                                46
  HOW ARE THE CERTIFICATES TAXED?                                                    46
  HOW ARE CERTIFICATE LOANS TAXED?                                                   47
  WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?                       48
  WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?                48
  CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?     49

OTHER INFORMATION                                                                    50
  ARE THERE OTHER IMPORTANT CERTIFICATE PROVISIONS?                                  50
  CAN THE COMPANY DELAY PAYMENTS TO ME?                                              51
  DO I HAVE ANY VOTING RIGHTS?                                                       51
  WHAT REPORTS WILL I RECEIVE CONCERNING MY CERTIFICATE?                             51
  ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?            52
  MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?                                   52
  WHAT IS MIXED AND SHARED FUNDING?                                                  53
  WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE ACCOUNT? 53

THE GENERAL ACCOUNT                                                                  54

GLOSSARY OF SPECIAL TERMS                                                            56

                          SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. You should read the remainder of this Prospectus as it presents a more complete presentation of the topics presented here, and will help you better understand the product. However, the Certificate, together with its attached application, constitutes the entire agreement between you and the Company.

The Certificate is a life insurance contract with death benefits, Certificate Value, and other features traditionally associated with life insurance. The Certificate is "variable" because the Certificate Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Certificate has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Certificate will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Certificate will remain in force.

WHAT ARE THE CERTIFICATE'S BENEFITS?

While the Certificate is in force, it will provide:

   -  Life insurance coverage on the named Insured
   -  Certificate Value
   -  Surrender rights and partial withdrawal rights
   -  Loan privileges

Depending upon the group to which the Policy was issued, the following supplemental benefits were previously available under the Certificates for an additional charge.

   - WAIVER OF PREMIUM RIDER - This Rider provides that, during periods of total disability continuing for more than the period of time specified in the Rider, the Company will add to the Certificate Value each month an amount selected by you or the amount necessary to maintain the Certificate in force, whichever is greater. This benefit is subject to the Company's maximum issue benefits. Its cost may change yearly.

   - OTHER INSURED RIDER - This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Certificate.

   - CHILDREN'S INSURANCE RIDER - This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

   - ACCIDENTAL DEATH BENEFIT RIDER - This Rider pays an additional benefit for death resulting from a covered accident prior to the Certificate anniversary nearest the Insured's Age 70.

   - OPTION TO ACCELERATE BENEFITS RIDER - This Rider permits part of the proceeds of the Certificate to be available before death if the Insured becomes terminally ill and, depending on the group to which the Policy is issued, may also pay part of the proceeds if the Insured is permanently confined to a nursing home.

   - EXCHANGE OPTION RIDER - This Rider allows you to use the Certificate to insure a different person, subject to Company guidelines.

   - EXCHANGE TO TERM INSURANCE RIDER - This Rider allows a Certificate Owner which is a corporation, a corporate grantor trust, or a corporate assignee in the case of a split dollar arrangement, to exchange the Certificate prior to the third Certificate anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the Certificate Owner or the corporate assignee in the case of a corporate-sponsored collateral assignment split dollar arrangement.

CERTAIN OF THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

WHAT ARE THE CERTIFICATE'S RISKS?

There are certain risks associated with the Certificate:

- There is no guaranteed minimum Certificate Value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Certificate Value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will terminate if Certificate Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Certificate Value less surrender charges. The Certificates are unsuitable as short-term savings vehicles.

- The Certificate Value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

- Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent effect on your Certificate Value, and will reduce the Death Benefit. In addition, if your Certificate is a modified endowment contract for tax purposes, taking a Certificate loan may have tax consequences.

- Surrender of the Certificate may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

- A Certificate may be considered a "modified endowment contract" if total payments during the first seven Certificate years (or within seven years of a material change in the Certificate) exceed the total net level payments payable, if the Certificate had provided paid-up future benefits after seven level annual payments. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

   Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                    SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CERTIFICATE. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CERTIFICATE, SURRENDER THE CERTIFICATE, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES

                                                 WHEN CHARGE IS
              CHARGE                                DEDUCTED                                AMOUNT DEDUCTED
-----------------------------------    -----------------------------------    --------------------------------------------
MAXIMUM SALES CHARGE IMPOSED ON        When a premium payment is made         Currently none (guaranteed not to exceed 10%
PREMIUMS (LOAD)                                                               of premium payments)

PREMIUM TAXES                          When a premium payment is made         Currently 0.75% - 5.00% of premium payments,
                                                                              depending upon the state (guaranteed not to
                                                                              exceed 10%).

DEFERRED ACQUISITION COSTS             When a premium payment is made         0-1% of premium payments, depending upon
("DAC TAX" CHARGE)                                                            the group to which the Policy and
                                                                              Certificates are issued.

SURRENDER CHARGE -                     Upon Surrender or a Decrease in        $8.50 per $1,000 or original Face Amount or
 DEFERRED ADMINISTRATIVE CHARGE(1)     Face Amount for up to 5 years          an increase in Face Amount
                                       from Date of Issue of the
                                       Certificate or from the date of
                                       increase in Face Amount,
                                       respectively

SURRENDER CHARGE -                     Upon Surrender or a Decrease in        Per $1,000 of original Face Amount, the
 DEFERRED SALES CHARGE(1)              Face Amount for up to 5 years          minimum charge is $14.89 (for a Unisex
                                       from Date of Issue of the              Smoker, Age 0) and the maximum charge is
  MINIMUM AND MAXIMUM CHARGE           Certificate or from the date of        $54.49 (for a Unisex Smoker, Age 80)
                                       increase in Face Amount,
                                       respectively.                          Per $1,000 of original Face Amount, a
                                                                              representative charge is $23.61 (for a Male
                                                                              Standard Non-Smoker, Age 45).
  CHARGE FOR A REPRESENTATIVE
  CERTIFICATE OWNER

PARTIAL WITHDRAWAL CHARGE(2)           Upon Partial Withdrawals in            5% of any withdrawals in excess of the Free
                                       excess of the Free 10%                 10% Withdrawal amount.
                                       Withdrawal Amount

PARTIAL WITHDRAWAL TRANSACTION FEE     Upon any Partial Withdrawal            2% of the amount withdrawn, not to exceed $25

ELECTING OPTIONAL GUARANTEED           Upon election of the Guaranteed        $25 administrative fee
DEATH BENEFIT                          Death Benefit

INCREASE IN FACE AMOUNT                Upon increasing the Face Amount        $2.50 per $1,000 of increase or decrease,
                                       of the Certificate                     not to exceed $40

TRANSFER CHARGES                       Upon the 13th transfer and each        Currently $10 per transfer, guaranteed not
                                       subsequent transfers in a              to exceed $25 per transfer.
                                       Certificate Year.

OPTION TO ACCELERATE BENEFITS RIDER

  Minimum and Maximum Charge           Upon exercising the rider              $150 (one-time fee) plus a present value of
                                                                              expected premiums associated with the
                                                                              benefit calculated from the point in time
                                                                              the rider is exercised. Per $1,000 of
                                                                              Benefit: the minimum additional fee is
                                                                              $1.68 (for a Female Standard, Age 8) and the
                                                                              maximum additional charge is $850.00 (for a
                                                                              Male Standard, Age 90).

  Charge for a representative          Upon exercising the rider              Per $1000 of Benefit: a representative
  Certificate owner                                                           charge is $7.78 (for a Male Standard
                                                                              Non-Smoker, Age 45)

EXCHANGE OPTION RIDER                  Upon adding the rider to the           $20.00 (one-time fee)
                                       contract

EXCHANGE TO TERM INSURANCE RIDER       N/A                                    None

CHANGING NET PAYMENT ALLOCATION        Upon changing allocations of           Currently there is no charge. Any future
                                       Net Payments                           charge is guaranteed not to exceed $25.

CHANGING MONTHLY DEDUCTION             Upon changing allocation of the        Currently there is no charge. Any future
ALLOCATION                             Monthly Deduction                      charge is guaranteed not to exceed $25.

PROVIDING A PROJECTION OF VALUES(3)    Upon requesting a projection of        Currently there is no charge. Any future
                                       values                                 charge is guaranteed not to exceed $25.

(1) SURRENDER CHARGES - At any time that the Certificate is in effect, a Certificate owner may elect to surrender the Certificate and receive its Surrender Value The maximum surrender charge calculated upon issuance of the Certificate or an increase in Face Amount is equal to the sum of (a) plus (b), where (a) is a deferred administrative and (b) is a deferred sales charge. The maximum surrender charge upon issuance or an increase in Face Amount remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. If you surrender the Certificate during the first two years following the Date of Issue or an increase in Face Amount, before making premium payments which are at least equal to one Guideline Annual Premium for the initial Face Amount or increase in Face Amount, respectively, the actual surrender charge imposed may be less than the maximum.

The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Certificate administration, decreasing the Face Amount, and surrendering a Certificate. The DEFERRED SALES CHARGE is up to 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium, depending on the group to which the Policy is issued. In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount. The deferred sales charge varies based on individual characteristics (sexes, issue ages and underwriting classes) of the Insureds. Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount, the minimum charge is $14.89 (for a Unisex Smoker, Age 0) and the maximum charge is $54.49 (for a Unisex Smoker, Age 80).
The surrender charge shown in the table may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Certificate, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your agent.

(2) PARTIAL WITHDRAWAL CHARGE - The Company will reduce the amount of the Certificate's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Certificate at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.

(3) PROVIDING A PROJECTION OF VALUES - You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually

                                      * * *

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CERTIFICATE, NOT INCLUDING THE FUND FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR CERTIFICATE VALUE AS PART OF THE MONTHLY DEDUCTION.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                                                   WHEN CHARGE IS
                  CHARGE                              DEDUCTED                        AMOUNT DEDUCTED
------------------------------------------   ---------------------------   --------------------------------------
COST OF INSURANCE*                                    Monthly              Per $1,000 of original Face Amount,
                                                                           the minimum monthly charge is $0.04
  Minimum and Maximum charge                                               and the maximum is $83.33

  Charge for a representative Certificate             Monthly              Per $1,000 of original Face Amount: a
  owner                                                                    representative charge is $15.79 (for
                                                                           a Male Standard Non-Smoker Age 45)

MONTHLY ADMINISTRATIVE FEE                            Monthly              Up to $10.00

MORTALITY AND EXPENSE RISK FEES                       Monthly              Annual rate of up to 0.90%

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE              Monthly for up to      Annual rate of up to 0.25%
                                                 ten Certificate years

MONTHLY CHARGES FOR OPTIONAL BENEFITS*                 Monthly             Varies depending upon the optional
                                                                           benefits selected, and by the
                                                                           individual characteristics of the
                                                                           Insureds

WAIVER OF PREMIUM RIDER                                Monthly             Per $1,000 of Benefit: the minimum
  Minimum and Maximum charge                                               charge is $0.01 and the maximum charge
                                                                           is $184.20

  Charge for a representative Certificate              Monthly             Per $1,000 of Benefit: a representative
  owner                                                                    charge is $0.01 (for a Male Standard
                                                                           Non-Smoker, Age 45)

OTHER INSURED RIDER                                    Monthly             Per $1000 of Face Amount, the minimum
                                                                           is charge $0.02 and the maximum charge
  Minimum and Maximum charge                                               is $83.33.

                                                       Monthly             Per $1,000 of Face Amount, a
  Charge for a representative Certificate                                  representative charge is $0.16 (for a
  owner                                                                    Male Non-Smoker, Age 45)

CHILDREN'S INSURANCE RIDER                             Monthly             $0.40 per $1000 of benefit

ACCIDENTAL DEATH BENEFIT RIDER                         Monthly             Per $1,000 of Face Amount: the minimum
  Minimum and Maximum charge                                               charge is $0.07 and the maximum charge
                                                                           is $0.36

  Charge for a representative Certificate              Monthly             Per $1,000 of Face Amount, a
  owner                                                                    representative charge is $0.08

LOAN INTEREST(3)                               Paid in arrears annually    8 % of the loan amount (3)
                                                   (accrues daily)

(1) COST OF INSURANCE - Charge varies based on individual characteristics such as the age, Certificate year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Certificate. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see CHARGES AND DEDUCTIONS.

Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.04 for a Smoker Age 10 and the maximum is $83.33 (for a Sub-Standard Smoker Rated 500% & $5 Permanent Flat Extra Age 92).

(2) MONTHLY CHARGES FOR OPTIONAL BENEFITS - The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent

WAIVER OF PREMIUM RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of the Benefit: the minimum charge is $0.01 (for a Unisex Smoker, Age 10) and the maximum charge is $184.10 (for a Unisex Smoker, Age 64).

OTHER INSURED RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.04 (for Preferred Non-Smoker Age 25) and the maximum is $83.33 (for a Sub-Standard Smoker Rated 500% & $5 Permanent Flat Extra Age 92).

ACCIDENTAL DEATH BENEFIT RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of Benefit: the minimum charge is $0.07 (for Female Standard, Age 5) and the maximum charge is $0.36 (for a Male Sub-Standard Rated 300%, Age 65).

(3) CERTIFICATE LOANS - Outstanding Certificate loans are charged interest at an annual rate of 8.00%, which accrues daily and is payable in arrears. However, as long as the Certificate is in force, the Certificate Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

PREFERRED LOAN OPTION - A preferred loan option is available under the Certificates. After the tenth Certificate anniversary the Certificate Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 7.5%.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CERTIFICATE. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                         ANNUAL FUND OPERATING EXPENSES
            (ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY) (For Certificates issued in all states except New York)


    TOTAL ANNUAL FUND OPERATING EXPENSES                    MINIMUM                       MAXIMUM
    ------------------------------------                    -------                       -------
(expenses that are deducted from Fund assets,     Annual charge of 0.10%(1)      Annual charge of 1.29%(2)
including management fees, distribution and/or     of average daily net assets    of average daily net assets
service fees (12b-1 fees) and other expenses)



(1) Effective March 1, 2005, the terms of the fund's expense limit were changed to make it more permanent. Under the new arrangement, management fees for the fund have been reduced to 0.10%, and fund expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees or extraordinary expenses). Under the new contract, this expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is now required by contract and is no longer voluntary on the fund manager's part. The expense limit does not, however, apply to new funds or classes that may be created in the future.

(2) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the following operating expense limitations: Core Plus Fixed Income Portfolio 0.70% and Technology Portfolio 1.15%. The adviser may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the management fee, other expenses and total fund operating expenses, respectively, would have been: Core Plus Fixed Income Portfolio 0.38%, 0.32%, 0.70%; Technology Portfolio 0.66%, 0.49%, 1.15%.

     Expense information has been restated to reflect current fees in effect as of November 1, 2004.


                         ANNUAL FUND OPERATING EXPENSES

      (FOR CERTIFICATES ISSUED IN NEW YORK ONLY - FIRST ALLMERICA FINANCIAL
                             LIFE INSURANCE COMPANY)



   TOTAL ANNUAL FUND OPERATING EXPENSES                    MINIMUM                            MAXIMUM
   ------------------------------------                    -------                            -------
(expenses that are deducted from Fund assets,      Annual charge of 0.10%(1)           Annual charge of 1.22%(2)
including management fees, distribution and/or      of average daily net assets         of average daily net assets
service fees (12b-1 fees) and other expenses)



(1) Effective March 1, 2005, the terms of the fund's expense limit were changed to make it more permanent. Under the new arrangement, management fees for the fund have been reduced to 0.10%, and fund expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees or extraordinary expenses). Under the new contract, this expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is now required by contract and is no longer voluntary on the fund manager's part. The expense limit does not, however, apply to new funds or classes that may be created in the future.

(2) Each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the Investment Company Act of 1940 ("12b-1 Plan") that permits the Funds to pay fees to support the distribution of the Fund's shares and certain maintenance services and other services for investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25 percent of a Fund's average daily net assets. The 12b-1 Plan had been implemented for each fund at an initial annual rate of 0.15 percent of average daily net assets.

     Through December 31, 2005, Allmerica Financial Investment Management Services, Inc. (the "Manager") has agreed to a voluntary expense limitation of 1.35% of average daily net assets for the Select Capital Appreciation Fund, 1.25% for the Select Value Opportunity Fund, 1.50% for the Select International Equity Fund, 1.20%, each, for the Select Growth Fund and the Core Equity Fund, 1.00%, each, for the Select Investment Grade Income Fund and the Government Bond Fund, and 0.60%, each, for the Equity Index Fund and the Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 2004.

     The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. The limitations may be terminated at any time.

     These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratios would have been 1.14% for the Select Capital Appreciation Fund, 1.04% for the Select Value Opportunity Fund, 1.21% for the Select International Equity Fund, 1.00% (including the management fee waiver) for the Select Growth Fund, 0.79% for the Core Equity Fund, and 0.50% for the Equity Index Fund.

The tables above show the minimum and maximum expenses of the Funds during 2004. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year. The Underlying Fund information is based on information provided by the Underlying Portfolio and is not independently verified by the Company.

                 THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS

WHAT IS THE COMPANY?

Unless otherwise specified, any reference to the "Company" refers exclusively to First Allmerica Financial Life Insurance Company ("First Allmerica") for Certificates issued in New York, and exclusively to Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") for Certificates issued in all other jurisdictions.


First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a direct subsidiary of First Allmerica, which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). As of December 31, 2004, Allmerica Financial and its subsidiaries had over $17.1 billion in combined assets and over $23.5 billion of life insurance in force, and First Allmerica had over $4.2 billion in assets and over $5.2 billion of life insurance in force. The principal office of the companies is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").


Allmerica Financial and First Allmerica are subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate.

WHAT IS THE SEPARATE ACCOUNT?

In this prospectus, "Separate Account" refers to the Group VEL Account of the Company.. The Separate Account is a separate investment account compromised of sub-accounts. Each sub-account invests in a corresponding investment portfolio ("Fund") of a management investment company. Allocations may be made to no more than 20 Sub-Accounts at any one time.

The assets used to fund the variable portion of the Certificate are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Certificates.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the sub-accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other underlying funds that are not available to the Policies described in this prospectus.

WHAT ARE THE FUNDS?

Each sub-account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Funds can be achieved. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted from the Sub-Account. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

ALLMERICA INVESTMENT TRUST
ADVISER: ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC.

AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective. The sub-advisers are UBS Global Asset Management (Americas), Inc. and Goldman Sachs Asset Management, L.P.


AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States. The sub-adviser is Opus Investment Management, Inc.

AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") and in related options, futures and repurchase agreements. Under normal conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in U.S. Government securities. The sub-adviser is Opus Investment Management, Inc.


AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The sub-adviser is T. Rowe Price Associates, Inc.


AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential. The sub-advisers are GE Asset Management Incorporated and Jennison Associates LLC.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The sub-advisers are Grantham, Mayo, Van Otterloo & Co. LLC and J.P. Morgan Investment Management Inc.


AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The sub-adviser is Cramer Rosenthal McGlynn, LLC.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
ADVISER: ALLIANCE CAPITAL MANAGEMENT, L.P.

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO -- seeks to provide current income and capital appreciation through investment in dividend-paying common stocks of quality companies.


DELAWARE VIP TRUST
ADVISER: DELAWARE MANAGEMENT COMPANY

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. The sub-adviser is Mondrian Investment Partners Ltd.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP ASSET MANAGER PORTFOLIO -- seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO -- seeks long-term capital appreciation. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the Standard & Poor's 500(SM) (S&P 500(R)). The sub-adviser is FMR Co., Inc.


FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP INDEX 500 PORTFOLIO -- seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. The sub-adviser is Geode Capital Management, LLC (Geode).

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.

JANUS ASPEN SERIES (SERVICE SHARES)
ADVISER: JANUS CAPITAL

JANUS ASPEN MID CAP GROWTH PORTFOLIO -- seeks long-term growth of capital.

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.

PIMCO VARIABLE INSURANCE TRUST
ADVISER: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PVIT TOTAL RETURN PORTFOLIO II -- seeks maximum total return, consistent with preservation of capital and prudent investment management.


T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE INTERNATIONAL, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The sub-adviser is T. Rowe Price Associates, Inc.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS I)
ADVISER: Morgan Stanley Investment Management, Inc.

VAN KAMPEN UIF CORE PLUS FIXED INCOME PORTFOLIO -- seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio fixed-income securities. THE UIF CORE PLUS FIXED INCOME PORTFOLIO IS AVAILABLE ONLY TO EMPLOYEES OF DUKE ENERGY CORPORATION AND ITS AFFILIATES.

VAN KAMPEN UIF TECHNOLOGY PORTFOLIO -- seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries.

                                      * * *

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                                 THE CERTFICATE

The Company is not currently issuing new Policies, but may issue new Certificates under existing Policies. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and the Certificates and the Company's administrative procedures for the benefit of the Company's current Certificate owners. The Certificate together with its attached application constitutes the entire agreement between you and the Company.

HOW DO I COMMUNICATE WITH THE COMPANY ?

You may contacting us at the address or telephone number shown on the back cover of this Prospectus or by contacting your agent.

EFFECTIVE DATE OF TRANSACTIONS
Once your Certificate is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.


WRITTEN REQUESTS
Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the front cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments, loans, withdrawals, and surrender of the Certificate, we require you to use Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain Company forms at our Company web site, http://www.allmerica.com/afs/account/forms.html.


TELEPHONE REQUESTS
You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A CERTIFICATE?

Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No," and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the General Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Principal Office. IF THE CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

CAN I EXAMINE AND CANCEL THE CERTIFICATE OR AN INCREASE IN FACE AMOUNT?

Yes. The Certificate provides for an initial "Free-Look" period. You may cancel the Certificate by mailing or delivering the Certificate to the Principal Office or an agent of the Company on or before the latest of:

-  45 days after the enrollment form for the Certificate is signed, or
- 10 days after you receive the Certificate (or longer if required by state law), or
- 10 days (20 days or 30 days if required in your state) after the Company mails or personally delivers a Notice of Withdrawal Rights to you. .or
- 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

If your Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in you state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate, or by the Underlying Funds for taxes, charges or fees.

If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account. After an increase in the Face Amount, a right to cancel the increase also applies.

FREE LOOK WITH FACE AMOUNT INCREASES
After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

-  45 days after the application for the increase is signed, or
- 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or
- 10 days (20 days or 30 days if required in your state) after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to the Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

IS THERE A PAID-UP INSURANCE OPTION?

On Written Request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount that the Surrender Value can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. If the Surrender Value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex Certificates) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING CERTIFICATE OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

   - As described above, the Paid-Up Insurance benefit will be computed differently from the net Death Benefit and the Death Benefit options will not apply.
   - We will transfer the Certificate Value in the Separate Account to the General Account on the date we receive Written Request to elect the option. We will not allow transfers of Certificate Value from the General Account back to the Separate Account.
   -  You may not make further payments.
   - You may not increase or decrease the Face Amount or make partial withdrawals.
   -  Riders will continue only with our consent.

You may, after electing Paid-Up Insurance, surrender the Certificate for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained Age. The net cash value is the cash value less any outstanding Debt.

On election of Paid-Up Insurance, the Certificate often will become a modified endowment contract. If a Certificate becomes a modified endowment contract, Certificate loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Separate Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.

PREMIUM FLEXIBILITY
Unlike conventional insurance policies, the Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse, nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums. The Company may limit the maximum payment received in any Certificate year but in no event will the limit be less than the maximum Level Premium shown in the Certificate.

The minimum payment permitted is generally $100. You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted from your checking account each month, generally on the Monthly Processing Date, and applied as a premium under the Certificate. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Death Benefit less the Certificate Value). If evidence of insurability is required, the Company will return the payment to you and if your payment exceeds our maximum limit (defined below) the Company may not accept any additional payments which would increase the Insurance Amount at Risk and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Amount at Risk for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See TERMINATION AND REINSTATEMENT.

The Company may limit the maximum payment received in any Certificate year but in no event will the limit be less than the maximum Level Premium shown in the Certificate. In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate, if required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the deletion of a rider, or a change in the Death Benefit Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See TERMINATION AND REINSTATEMENT.

HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for the Certificate, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33-1/3% may not be chosen) and must total 100%. You may have allocations in up to 20 sub-Accounts at one time.

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If the Certificate Owner elects allocation changes by telephone, a properly completed authorization form must be on file before telephone requests will be honored. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.

FUTURE CHANGES ALLOWED
You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office.

INVESTMENT RISK
The Policy Value in the Sub-Accounts will vary with their investment experience. You bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the General Account. Allocations may be made to no more than 20 Sub-Accounts at one time. The Certificate Value held in the General Account to secure a policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.

IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

   -  the minimum or maximum amount that may be transferred,

   - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

   -  the minimum period of time between transfers, and

   -  the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Certificate Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Certificate Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the Certificate Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

   - there has been at least a 90-day period since the last transfer from the General Account, and

   - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.

These rules are subject to change by the Company.


ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?

This Certificate is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Certificate Owners.

In order to protect our Certificate Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

-  the number of transfers made over a period of time;

-  the length of time between transfers;

- whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

-  the dollar amount(s) requested for transfers; and

- whether the transfers are part of a group of transfers made by a third party on behalf of several individual Certificate Owners; and

-  the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Certificate Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Certificate Owners. We will also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from sub-account to sub-account. The Disruptive Trading Procedures limit the number of transfers a Certificate Owner may make during a given period, limit the number of times a Certificate Owner may transfer into particular funds during a given period, may apply dollar or percentage limitations on transfers, and place restrictions as to the time and means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Certificate, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Certificate Owners or other holders of the Underlying Funds.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Certificate Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.



We apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Certificate Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Certificate Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.



If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

   - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

   - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge.

Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the Certificate goes into a grace period (see TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I MAKE FUTURE CHANGES UNDER MY CERTIFICATE?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

   -  Cancel your Certificate under its right-to-examine provision
   -  Transfer your ownership to someone else
   -  Change the beneficiary
   - Change the allocation of payments, with no tax consequences under current law
   -  Make transfers of Certificate Value among the funds
   -  Adjust the death benefit by increasing or decreasing the Face Amount
   -  Add or remove certain optional insurance benefits

CAN I CONVERT MY CERTIFICATE INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue age, date of issue, and risk classification as the original Certificate.

HOW DO I CHANGE THE FACE AMOUNT OF MY CERTIFICATE?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured may also be required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Certificate Value is less than $50 plus an amount equal to the sum of two Monthly Deductions.

On the effective date of each increase in the Face Amount, a transaction charge of $2.50 per $1,000 of increase up to $40, will be deducted from the Certificate Value for administrative costs. The effective date of the increase will be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Certificate, and (2) during the first 24 months following the increase, to transfer any or all Certificate Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES
The minimum amount for a decrease in the Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount.

This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the Payor Provisions apply, the above order may be modified to determine the cost of insurance charge. You may then reduce or eliminate any Face Amount for which you are paying the insurance charges, on a last-in/first-out basis, before you reduce or eliminate amounts of insurance, which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Certificate Value. On the effective date of each decrease in the Face Amount, a transaction charge of $2.50 per $1,000 of decrease, up to a maximum of $40, will be deducted from the Certificate Value for administrative costs. You may specify one Sub-Account from which the transaction charge and, if applicable, any surrender charge will be deducted. If you do not specify a Sub-Account, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount of any surrender charge deducted.

WHAT IS THE CERTIFICATE VALUE AND SURRENDER VALUE?

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Debt and any surrender charge). There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE
The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account) less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the General Account, if any.

THE UNIT
You allocate the Net Premiums among the Sub-Accounts. Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and
(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the General Account are not converted into Units, but are credited interest at a rate periodically set by the Company.

CAN I MAKE CERTIFICATE LOANS?

Loans may be obtained by request to the Company on the sole security of the Certificate. The total amount which may be borrowed is the Loan Value.

In the first Certificate year, the Loan Value is 75% of Certificate Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on the loan to the end of the Certificate year. The Loan Value in the second Certificate year and thereafter is 90% of an amount equal to Certificate Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.


You must use Company forms to request a loan. You may obtain a Company loan form by calling 1-800-533-7881. You may also obtain a Company loan form at our Company web site, http://www.allmerica.com/afs/ account/forms.html.

The loan amount will normally be paid within seven days after the Company receives the written loan request on a Company form at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS, CAN THE COMPANY DELAY PAYMENTS TO ME?


A Certificate loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the General Account, and the number of Units equal to the Certificate Value so transferred will be cancelled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN THE GENERAL ACCOUNT
As long as the Certificate is in force, Certificate Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year (7.5% for preferred loans). NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.

PREFERRED LOAN OPTION
A preferred loan option is available under the Certificate. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Certificate. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED
Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Certificate Value in the General Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

REPAYMENT OF DEBT
Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of Debt, the portion of the Certificate Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Certificate Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed Certificate Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Certificate Value less the surrender charge, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See TERMINATION AND REINSTATEMENT.

EFFECT OF CERTIFICATE LOANS
Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Certificate Value in the General Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the Insured.

EFFECT OF CERTIFICATE LOANS
Certificate loans may be repaid at any time prior to the lapse of the Policy. However, because Certificate loans do not participate in the investment experience of the Separate Account, Certificate loans will permanently affect the Certificate Value and Surrender Value and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Certificate Value in the General Account that is security for the loan. Outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

CAN I SURRENDER THE CERTIFICATE?


You may surrender the Certificate and receive its Surrender Value. You must use Company forms to surrender the Certificate. You may obtain a Company surrender form by calling 1-800-533-7881. The Surrender Value will be calculated as of the Valuation Date on which the Certificate and completed surrender forms are received in good order at the Principal Office.


The Surrender Value is the Certificate Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Certificate are received at the Principal Office. A surrender charge may be deducted when a Certificate is surrendered if less than 15 full Certificate years have elapsed from the Date of Issue of the Certificate or from the effective date of any increase in the Face Amount. See CHARGES AND DEDUCTIONS.

The proceeds on surrender may be paid in a lump sum or under one of the payment options the Company offers. The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER CERTIFICATE PROVISIONS.

For important tax considerations which may result from surrender of a Certificate, see FEDERAL TAX CONSIDERATIONS.

CAN I MAKE PARTIAL WITHDRAWALS?


Yes. Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of the Certificate, subject to the limits stated below. You must use Company forms to request a withdrawal. You may obtain a Company withdrawal form by calling 1-800-533-7881. You may also obtain a withdrawal form at our Company web site, http://www.allmerica.com/afs/account/forms.html. The Written
Request on a Company withdrawal form must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Death Benefit Option 1 or Death Benefit Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.


A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS. The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER CERTIFICATE PROVISIONS. For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                                THE DEATH BENEFIT

As long as the Certificate remains in force upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Certificate to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS - Can the Company Delay Payments to Me? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and date of death for Options 1 and 3.

WHAT ARE THE GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST?

Federal tax law requires a Guideline Minimum Death Benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Death Benefit Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium.

The Cash Value Accumulation test limits the cash Surrender Value in relation to the Death Benefit. The test requires that the Death Benefit must be such that the cash Surrender Value, as defined in Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. If the employer chooses the Cash Value Accumulation test, ONLY Death Benefit Option 3 will be available. Death Benefit Option 1 and Death Benefit Option 2 are NOT available under the Cash Value Accumulation test.

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Certificate Value are different. Required increases in the Guideline Minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

WHAT ARE THE DEATH BENEFIT OPTIONS?

There are three Death Benefit Options available under the Certificate:

OPTION 1 -- LEVEL DEATH BENEFIT
Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT
Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Guideline Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST
Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2
If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2
The Guideline Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Guideline Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                      GUIDELINE MINIMUM DEATH BENEFIT TABLE
                             (Option 1 and Option 2)

       AGE OF INSURED                                       PERCENTAGE OF
      ON DATE OF DEATH                                    CERTIFICATE VALUE
      ----------------                                    -----------------
      40 and under                                              250%
      45                                                        215%
      50                                                        185%
      55                                                        150%
      60                                                        130%
      65                                                        120%
      70                                                        115%
      75                                                        105%
      80                                                        105%
      85                                                        105%
      90                                                        105%
      95 and above                                              100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS.

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

CAN I CHANGE BETWEEN DEATH BENEFIT OPTIONS?

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Guideline Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See CHARGES AND DEDUCTIONS.

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner.

WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A Certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

   - The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

   -  The rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

   Option A: PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

   Option B: LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

         (1) upon the death of the payee, with no further payments due (Life Annuity), or
         (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or
         (3) upon the death of the payee, but not before a selected period
             (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

   Option C: INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

   Option D: PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

   Option E: LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

         (1) in the same amount as the original amount; or
         (2) in an amount equal to 2/3 of the original amount; or
         (3) in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS
The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option selected.

ADDITIONAL DEPOSITS
An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS
A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES
The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                          TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE CERTIFICATE?

The failure to make premium payments will not cause the Certificate to lapse unless:

   - the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or
   -  if Debt exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

During the grace period, automatic Dollar Cost Averaging ("DCA") and Automatic Account Rebalancing ("AAR") transactions are suspended. If you make sufficient payments to keep the policy in force, DCA and AAR will resume with the next scheduled automatic transaction.

PAYOR PROVISIONS
Subject to approval in the state in which the Certificate was issued, if you name a "Payor" in your enrollment form supplement, the following "Payor Provisions" will apply:

The Payor may designate what portion, if any, of each payment of a premium is "excess premium." You may allocate the excess premium among the General Account and Sub-Accounts. The remaining Payor's premium which is not excess premium ("Payor's premium") will automatically be allocated to the Monthly Deduction Sub-Account, from which the Monthly Deduction charges will be made. Payor premiums are initially held in the General Account, and will be transferred to the Monthly Deduction Sub-Account not later than three days after underwriting approval of the Certificate. No Certificate loans, partial withdrawals or transfers may be made from the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums.

If the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums is insufficient to cover the next Monthly Deduction, the Company will send to the Payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days, beginning on the premium due date. If the necessary premium is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the Payor. A 31-day grace period notice at this time will also be sent to you if the Certificate Value is insufficient to cover the Monthly Deductions then due.

If the amount in the Monthly Deduction Sub-Account attributable to Payor premiums is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Certificate Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Certificate Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Certificate terminates on the date of lapse. Any Death Benefit payable during the grace period will be reduced by any overdue charges.

The above Payor Provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued. However, they do not apply if Debt exceeds the Certificate Value. See the discussion under "Termination," above. You or the Payor may, upon Written Request, discontinue the above Payor Provisions. If the Payor makes a written request to discontinue the Payor Provisions, the Company will send you a notice of the discontinuance to your last known address.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE CERTIFICATE?

REINSTATEMENT
If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

   -  a written enrollment form for reinstatement,

   -  Evidence of Insurability; and

   - a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge that should have been in effect had the Certificate remained in force from the Date of Issue.

CERTIFICATE VALUE ON REINSTATEMENT
The Certificate Value on the date of reinstatement is:

   - the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Principal Office; PLUS

   - an amount equal to the Certificate Value less Debt on the date of default; MINUS

   - the Monthly Deduction due on the date of reinstatement. You may reinstate any Debt outstanding on the date of default or foreclosure.

                             CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

Charges will be deducted to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, providing servicing, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Certain of the charges described below may be reduced for Certificates issued in connection with a specific group under a non-qualified benefit plan. Charges and deductions may vary based on criteria, for example, such as the purpose for which the Certificates are purchased, the size of the benefit plan and the expected number of participants, the underwriting characteristics of the group, the levels and types of administrative services provided to the benefit plan and participants, and anticipated aggregate premium payments. From time to time the Company may modify both the amounts and criteria for reductions, which will not be unfairly discriminatory against any person.

Upon full surrender of the Certificate within up to seven Certificate years, in certain situations the Company may, upon written request, refund a percentage of the portion of the previously paid Premium Expense Charge and may refund a portion of the cumulative premiums paid. The following conditions apply:

   - The original owner of the Certificate and Certificates thereunder is a corporation, a corporate grantor trust, or an individual or trust under a corporate sponsored collateral assignment split dollar agreement, and the ownership has not been changed;

   - The request to surrender the Certificate and all Certificates thereunder must be received prior to the end of the applicable Policy year; and

   - The Certificate and Certificates have not been exchanged to another carrier.

The provision terminates if there is a change in the federal tax laws that would have the result of taxing the equity (the inside build-up of earnings) of the Policy.

WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?

Currently, a charge may be deducted from each premium payment for state and local premium taxes paid by the Company. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%. Upon request, the Company may permit all or part of the Premium Expense Charge to be deducted as part of the monthly deduction.

The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

Additional charges are made to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes and for distribution expenses related to the Certificates. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. The distribution charge may vary, depending upon such factors, for example, as the type of the benefit plan, average number of participants, average Face Amount of the Certificates, anticipated average annual premiums, and the actual distribution expenses incurred by the Company.

WHAT IS THE MONTHLY DEDUCTION?

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deduction") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account. The Monthly Deduction on or following the effective date of a requested change in the Face Amount will also include a charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, for administrative costs associated with the change.

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in-force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group.

CALCULATION OF THE CHARGE -- If Death Benefit Option 2 is in effect, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If Death Benefit Option 1 or Option 3 is in effect, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Certificate Value (minus charges for rider benefits) at the beginning of the Certificate month. Thus, the cost of insurance charge may be greater if Death Benefit Option 2 is in effect than if Death Benefit Option 1 or Option 3 is in effect, assuming the same Face Amount in each case and assuming that the Guideline Minimum Death Benefit is not in effect.

In other words, since the Death Benefit under Option 1 or Option 3 remains constant while the Death Benefit under Option 2 varies with the Certificate Value, any Certificate Value increases will reduce the insurance charge under Option 1 or Option 3, but not under Option 2.

If Death Benefit Option 2 is in effect, the monthly insurance charge for each increase in the Face Amount (other than an increase caused by a change in Death Benefit Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If Death Benefit Option 1 or Option 3 is in effect, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Certificate Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Certificate month.

If the Minimum Death Benefit is in effect under any Option, a monthly cost of insurance charge will also be calculated for that portion of the Death Benefit which exceeds the current Face Amount. This charge will be calculated by:

   - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Death Benefit (Certificate Value times the applicable percentage), MINUS

   - the greater of the Face Amount or the Certificate Value under Death Benefit Option 1 or Option 3,

                                       or

   -  the Face Amount plus the Certificate Value under Death Benefit Option 2.

When the Guideline Minimum Death Benefit is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in the Face Amount.

COST OF INSURANCE RATES
This Certificate is sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial Face Amount may be issued on a preferred, standard, guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary based on characteristics within the group.

The determination of the Underwriting Class for the guaranteed or simplified issue portion will, in part, be based on the type of group; purpose for which the Certificates are purchased; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; aggregate premiums paid and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable Underwriting Class.

Cost of insurance rates are based on a blended unisex rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any debt and any partial withdrawals and withdrawal charges. For those Certificates issued on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker, Non-smoker or Uni-smoker, for unisex Certificates) and the Insured's Age. The tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons in the group of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Underwriting Classes, standard Underwriting Classes and substandard Underwriting Classes. In an otherwise identical Certificate, an Insured in the preferred Underwriting Class will generally have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting Classes may be divided into two categories or aggregated: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE
Prior to the Final Premium Payment Date, a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Policy was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY SEPARATE ACCOUNT ADMINISTRATIVE CHARGE
The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Separate Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Separate Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE
The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will, therefore, pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?

Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The prospectuses and Statements of Additional Information of the Underlying Funds contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

HOW IS THE SURRENDER CHARGE CALCULATED?

The Certificate may provide for a contingent surrender charge. A separate surrender charge, described in more detail below, may be calculated upon the issuance of the Certificate and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Certificate. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Certificate, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Certificate or a decrease in the Face Amount. The duration of the surrender charge may be up to 15 years from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is an amount up to the sum of (a) plus (b), where
(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium.

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS -- If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge equal $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE -- A separate surrender charge may apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is up to the sum of (a) plus (b), where (a) is up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge.

The maximum surrender charge for the increase remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of increase in the Face Amount, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium. The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Certificate Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Certificate and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Certificate Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Certificate Value associated with the increase will equal the portion of Certificate Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Certificate), the surrender charge will be applied in the following order: (1) the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Certificate Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Certificate Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Certificate year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., 15 years have passed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Certificate year to Certificate year. For example, if only 8% of Certificate Value was withdrawn in Certificate year two, the amount you could withdraw in subsequent Certificate years would not be increased by the amount you did not withdraw in the second Certificate year.

The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

   - first, the surrender charge for the most recent increase in the Face Amount; then
   -  the surrender charge for the next most recent increases successively; then
   -  the surrender charge for the initial Face Amount.

WHAT ARE THE TRANSFER CHARGES?

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate year.

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts, or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the twelve free transfers in a Certificate year.

WHAT IS THE CHARGE FOR CHANGES IN THE FACE AMOUNT?

For each increase or decrease in the Face Amount you request, a transaction charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, may be deducted from the Certificate Value to reimburse the Company for administrative costs associated with the change. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on Death Benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely, and possibly retroactively, affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

HOW ARE THE CERTIFICATES TAXED?

The Company believes that the Certificates described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. If a Certificate qualifies as life insurance under Section 7702 of the Code, (1) the Death Proceeds are excludable from the gross income of the Beneficiary, and (2) any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee. Also see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first 15 years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

If you surrender the Certificate, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Certificate minus any amounts previously received from the Certificate if such amounts were properly excluded from your gross income.

Certificate loans are generally not treated as taxable distributions. Interest paid on a Certificate loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Certificate may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If you are Owner and Insured under the Certificate, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Certificate, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:
   -  change beneficiaries,
   -  assign the Certificate,
   -  revoke an assignment,
   -  pledge the Certificate, or
   -  obtain a Certificate loan.

If you are Owner and Insured under the Certificate, and you transfer all incidents of ownership in the Certificate, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Certificate or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Certificate may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Certificate in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

HOW ARE CERTIFICATE LOANS TAXED?

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "Modified Endowment Contracts." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether a loan with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Certificate.

Section 264 of the Code restricts the deduction of interest on policy or Certificate loans. Consumer interest paid on policy or Certificate loans under an individually owned policy or Certificate is not tax deductible. Generally, no tax deduction for interest is allowed on policy or Certificate loans, if the insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies or Certificates covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or
(b) 20 individuals.

WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance Certificate, including a Certificate offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years, or within seven years of a material change in the Certificate, exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Certificate, there may be adverse tax consequences. Please consult your tax adviser.

If the Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income-first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificate may need to be modified to comply with such regulations. For these reasons, the Certificate or the Company's administrative rules may be modified as necessary to prevent a Certificate owner from being considered the owner of the assets of the Separate Account.

CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Certificate are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Certificate Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Certificate as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Certificate will be successful.

                                OTHER INFORMATION

ARE THERE OTHER IMPORTANT CERTIFICATE PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

CERTIFICATE OWNER
The Certificate Owner is the Insured unless another Certificate Owner has been named in the enrollment form or the Certificate. The Certificate Owner is generally entitled to exercise all rights under the Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured may be required when the Face Amount of insurance is increased.

BENEFICIARY
The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Certificate Owner (or the Certificate Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

INCONTESTABILITY
The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE
The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE
If the Insured's Age as stated in the enrollment form for the Certificate is not correct, benefits under the Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

ASSIGNMENT
The Certificate Owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the General Account, for a period not to exceed six months.

DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Separate Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Certificate Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY CERTIFICATE?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. An annual statement also will be sent to you. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s). The Owner should review the information in all statements carefully.

All errors or corrections must be reported to the Company immediately to assure proper crediting to the Certificate. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?


On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who the Company subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in our opinion constituted "market timing", were subject to restrictions upon such trading that we imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. We filed a motion for reconsideration and clarification of the court's partial summary judgment opinion, which was denied on April 8, 2004.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts equal to the surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from our alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy, they have been able to obtain returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001.

The Company intends to vigorously defend this matter, and regard plaintiffs claims for lost trading profits as being highly speculative and, in any case, subject to an obligation to mitigate damages. In addition, any damages for lost profits should, in our view, terminate as a result of the investment management industry's and regulators' actions to eliminate market timing, such as implementing "fair value" pricing.


MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other Certificates or permit a conversion between Certificates upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund, or in shares of another investment company having a specified investment objective.

Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement change, the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes. If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

WHAT IS MIXED AND SHARED FUNDING?

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of Underlying Funds are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners.

Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance contract owners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?

Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Separate Account.

                               THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Certificate and the General Account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES AND CERTIFICATE LOANS
The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Certificate Owner's Certificate Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Certificate Value which is equal to Debt. However, such Certificate Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the General Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the General Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Certificate loans may also be made from the Certificate Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

THE CERTIFICATE

This Prospectus describes Certificates issued under a flexible premium variable life insurance Certificate, and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Separate Account. For complete details regarding the General Account, see the Certificate itself.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS
If a Certificate is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed if such event occurs before the Certificate, or an increase in the Face Amount, has been in force for 15 Certificate years. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the General Account. This means that the last payments allocated to General Account will be withdrawn first.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

DELAY OF PAYMENTS
Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3 1/2% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                            GLOSSARY OF SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the deletion of a rider, or a change in the Death Benefit Option.

CERTIFICATE OWNER: The persons or entity entitled to exercise the rights and privileges under the Certificate.

CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Certificate.

COMPANY: Unless otherwise specified, any reference to "We," "our," "us," and "the Company" refers to First Allmerica Financial Life Insurance Company for contracts issued in New York and to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all other jurisdictions.

DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DEBT: All unpaid Certificate loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Certificate is set forth in the specifications pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate. The Net Death Benefit may be different before and after the Final Payment Date.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Certificates), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders. The Death Benefit Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM DEATH BENEFIT: The Guideline Minimum Death Benefit required to qualify the Certificate as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age.

The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the Guideline Minimum death benefit required under federal tax laws. If Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, risk classification, as set forth in the Certificate. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM DEATH BENEFIT TABLE under THE DEATH BENEFIT, WHAT ARE THE DEATH BENEFIT OPTIONS? INSURANCE AMOUNT AT
RISK: The Death Benefit less the Certificate Value.

ISSUANCE AND ACCEPTANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE: The maximum amount that may be borrowed under the Certificate.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly Separate Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY DEDUCTION SUB-ACCOUNT: A Sub-Account of the Separate Account to which the payor that you name under the Payor Option may allocate Net Premiums to pay all or a portion of the insurance charges and administrative charges. The Monthly Deduction Sub-Account is currently the Sub-Account which invests in the Money Market Fund of Allmerica Investment Trust.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

NET PREMIUM: An amount equal to the premium less any premium expense charge.

PAID-UP INSURANCE: Life insurance coverage for the life of the Insured, with no further premiums due.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the General Account and the Sub-Accounts, excluding the Monthly Deduction Sub-Account, in the same proportion that the Certificate Value in the General Account and the Certificate Value in each Sub-Account bear to the total Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct. In this prospectus, Separate Account refers to the Group VEL Account of First Allmerica (for policies issued in New York) and to the Group VEL Account of Allmerica Financial (for policies issued in all other jurisdictions).

SUB-ACCOUNT: A subdivision of the Group VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Debt and any surrender charges.

UNDERLYING FUNDS ("FUNDS"): The investment portfolios of Allmerica Investment Trust ("AIT"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Janus Aspen Series ("Janus"), PIMCO Variable Insurance Trust ("PIMCO"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), and The Universal Institutional Funds, Inc. ("Van Kampen UIF"; formerly Morgan Stanley Dean Witter Universal Funds, Inc.), which are available under the Certificates.

UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Certificate in force.

UNIT: A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A request by the Certificate Owner, in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE GROUP VEL ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND THE GROUP VEL ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING TOLL-FREE 1-800-533-7881.

IF YOU OWN A CERTIFICATE AND WOULD LIKE MORE INFORMATION OR FOR A PERSONALIZED ILLUSTRATIONS OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL-FREE 1-800-533-7881.

ALL CORRESPONDENCE MAY BE MAILED TO: ALLMERICA LIFE, P.O. BOX 8014, BOSTON, MA 02266-8014.

INFORMATION ABOUT THE GROUP VEL ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE GROUP VEL ACCOUNT ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT http://www.sec.gov. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.

Group VEL Account of First Allmerica Financial Life Insurance Company File No. 811-7663/333-06383

Group VEL Account of Allmerica Financial Life Insurance and Annuity Company File No. 811-8704/33-82658

                                GROUP VEL ACCOUNT

                                       OF

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                GROUP VEL ACCOUNT

                                       OF

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                    GROUP VARIABLE LIFE INSURANCE POLICY WITH

        INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE CERTIFICATES



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. . IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 29, 2005 ("THE PROSPECTUS") FOR THE GROUP VARIABLE LIFE INSURANCE POLICY WITH INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE CERTIFICATES FUNDED BY THE GROUP VEL ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND BY THE GROUP VEL ACCOUNT II OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-782-8386.

                              DATED APRIL 29, 2005

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                                     3

SERVICES                                                                            4

         SERVICE PROVIDERS                                                          4
         OTHER SERVICE ARRANGEMENTS                                                 4

UNDERWRITERS AND DISTRIBUTION                                                       5

ADDITIONAL INFORMATION ABOUT DEATH PROCEEDS                                         6

         GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST                    6
         DEATH BENEFIT OPTIONS                                                      6
         CHANGE IN DEATH BENEFIT OPTIONS                                            9

CALCULATION OF MAXIMUM SURRENDER CHARGES                                            9

PERFORMANCE INFORMATION                                                            13

         PRODUCT PERFORMANCE                                                       13
         OTHER PERFORMANCE INFORMATION                                             13

FINANCIAL STATEMENTS                                                               F-1

                         GENERAL INFORMATION AND HISTORY

First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, First Allmerica was the immediate parent of Allmerica Financial and a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of AFC, while First Allmerica became a wholly-owned subsidiary of Allmerica Financial (and thereby became an INDIRECT wholly-owned subsidiary of AFC). Allmerica Financial and First Allmerica are referred to collectively as the " Company." Their principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.


Allmerica Financial and First Allmerica are subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, they are subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2004, Allmerica Financial and its subsidiaries had over $17.1 billion in combined assets and over $23.5 billion of life insurance in force, and First Allmerica had over $4.2 billion in assets and over $5.2 billion of life insurance in force.


The Group VEL Account of Allmerica Financial is a separate investment account established on August 10, 1994, as authorized by vote of its Board of Directors on January 21, 1993. The Group VEL Account of First Allmerica is a separate investment account established on November 11, 1997, as authorized by vote of the Board of Directors First Allmerica on August 20, 1991. The Group VEL Account of Allmerica Financial and the Group VEL Account of First Allmerica are referred to collectively as the "Separate Account." Each meets the definition of "separate account" under federal securities laws, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Separate Account or of the Company. We reserve the right, subject to law, to change the names of the Separate Account and the sub-accounts.

Several Sub-Accounts of the Separate Account are available under the Group VEL policy and Certificates (collectively, the "Contract" unless the context requires otherwise.). Each Sub-Account invests in a corresponding investment portfolio:

ALLMERICA INVESTMENT TRUST (SERVICE SHARES)
AIT Core Equity Fund
AIT Equity Index Fund
AIT Government Bond Fund
AIT Money Market Fund
AIT Select Capital Appreciation Fund
AIT Select Growth Fund
AIT Select International Equity Fund
AIT Select Investment Grade Income Fund
AIT Select Value Opportunity Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Growth and Income Portfolio*

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Contrafund(R) Portfolio*
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP Overseas Portfolio

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Mid Cap Growth Portfolio
Janus Aspen Worldwide Growth Portfolio*

PIMCO VARIABLE INSURANCE TRUST
PVIT Total Return Portfolio II

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS I)**
Van Kampen UIF Core Plus Fixed Income Portfolio*
Van Kampen UIF Technology Portfolio*

* Not available in New York.

*The UIF Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. is available only to employees of Duke Energy Corporation and its affiliates.

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. Allmerica Financial serves as custodian of the assets of the Group VEL Account of Allmerica Financial, and First Allmerica serves as custodian of the assets of the Group VEL Account of First Allmerica. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP is located at 125 High Street, Boston MA 02110.


MAIL ROOM SERVICES. Boston Financial Data Services, Inc. with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company.

OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate account of the Company that are invested in an underlying funds. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                          UNDERWRITERS AND DISTRIBUTION

VeraVest Investments, Inc. ("VeraVest"; formerly Allmerica Investments, Inc.), a wholly-owned subsidiary of the Company, acts as the principal underwriter of the Policy and Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. VeraVest is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Policy and Certificates were sold by agents of the Company who were registered representatives of VeraVest or of independent broker-dealers. The Company has stopped issuing new Policies, and issues new Certificates only in connection with existing Policies.

The Company pays commissions to broker-dealers and registered representatives that sold the Certificates based on a commission schedule. After issuance of a Certificate or an increase in Face Amount, commissions may be up to 25% of the first-year premiums, up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative compensation schedules, which may include ongoing annual compensation of up to 0.50% of Certificate Value, were available based on premium payments and the level of enrollment and ongoing administrative services provided to participants and benefit plans by the broker-dealer or registered representative. However, we may pay higher amounts under certain circumstances.

The Company intends to recoup the commission and other sales expenses through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges through a portion of the premium expense charge, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Certificate Owners or to the Separate Account. Any surrender charge assessed on a Certificate will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.


The aggregate amounts of commissions paid to VeraVest for sales of all policies funded by the Group VEL Account of Allmerica Financial for the years 2002, 2003 and 2004 were $183,557.03, $0 and $27,632.10. The aggregate amounts of commissions paid to VeraVest for sales of all policies funded by the Group VEL Account of First Allmerica for the years 2002, 2003 and 2004 were $27,799.98, $30,249.98 and $30,250.00. No commissions were retained by VeraVest for sales of all contracts funded by the Group VEL Account (including contracts not described in the Prospectus) for the years 2002, 2003 and 2004.

                   ADDITIONAL INFORMATION ABOUT DEATH PROCEEDS

As long as the Certificate remains in force upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and date of death for Options 1 and 3.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

Federal tax law requires a Guideline Minimum Death Benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation test requires that the Death Benefit must be sufficient so that the cash Surrender Value, as defined in
Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. If the Cash Value Accumulation test is chosen by the employer, ONLY Death Benefit Option 3 will apply. Death Benefits Option 1 and Option 2 are NOT available under the Cash Value Accumulation test.

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Certificate Value are different. Required increases in the Guideline Minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test.

DEATH BENEFIT OPTIONS

There are three Death Benefit Options available under the Certificate:

OPTION 1 -- LEVEL DEATH BENEFIT

Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT

Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Guideline Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2

If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2

The Guideline Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Guideline Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

                      GUIDELINE MINIMUM DEATH BENEFIT TABLE
                             (Option 1 and Option 2)

          AGE OF INSURED                        PERCENTAGE OF
         ON DATE OF DEATH                     CERTIFICATE VALUE
         ----------------                     -----------------
         40 and under                                250%
         45                                          215%
         50                                          185%
         55                                          150%
         60                                          130%
         65                                          120%
         70                                          115%
         75                                          105%
         80                                          105%
         85                                          105%
         90                                          105%
         95 and above                                100%

For the Ages not listed, the progression between the listed Ages is linear.

EXAMPLE OF OPTION 1

For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Certificate with a $50,000 Face Amount will generally have a Death Benefit equal to $50,000. However, because the Death Benefit must be equal to or greater than 250% of Certificate Value, if at any time the Certificate Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. In this example, each additional dollar of Certificate Value above $20,000 will increase the Death Benefit by $2.50. For example, a Certificate with a Certificate Value of $35,000 will have a Guideline Minimum Death Benefit of $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Guideline Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Guideline Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, if Certificate Value exceeds $20,000, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Certificate Value multiplied by the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Certificate.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Certificate Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Certificate Value would change the Death Benefit by $1.85.

EXAMPLE OF OPTION 2

For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Certificate with a Face Amount of $50,000 will generally produce a Death Benefit of $50,000 plus Certificate Value. For example, a Certificate with Certificate Value of $5,000 will produce a Death Benefit of $55,000 ($50,000 + $5,000); Certificate Value of $10,000 will produce a Death Benefit of $60,000 ($50,000 + $10,000); Certificate Value of $25,000 will produce a Death Benefit of $75,000 ($50,000 + $25,000). However, the Death Benefit must be at least 250% of the Certificate Value. Therefore, if the Certificate Value is greater than $33,333, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Certificate Value. In this example, each additional dollar of Certificate Value above $33,333 will increase the Death Benefit by $2.50. For example, if the Certificate Value is $35,000, the Guideline Minimum Death Benefit will be $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Guideline Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Guideline Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, if Certificate Value exceeds $33,333, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, Certificate Value multiplied by the applicable percentage is less than the Face Amount plus Certificate Value, then the Death Benefit will be the current Face Amount plus Certificate Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least
1.85 times the Certificate Value. The amount of the Death Benefit would be the sum of the Certificate Value plus $50,000 unless the Certificate Value exceeded $58,824 (rather than $33,333). Each dollar added to or subtracted from the Certificate would change the Death Benefit by $1.85.

The Death Benefit under Option 2 will always be the greater of the Face Amount plus Certificate Value or the Certificate Value multiplied by the applicable percentage.

CHANGE IN DEATH BENEFIT OPTION

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Guideline Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option.

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner.

                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to $8.50 per thousand dollars of the initial Face Amount plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium, depending on the group to which the Policy is issued. The maximum surrender charge for an increase in the Face Amount is $8.50 per thousand dollars of increase, plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

   Maximum Surrender Charge = (8.5 X Face Amount) + (up to 50% X Guideline
                                     -----------                 Annual Premium)
                                        1000

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Certificate and upon each increase in the Face Amount are shown in the following table. During the first two Certificate years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum.

The maximum surrender charge remains level for up to the first 24 Certificate months, reduces uniformly for the balance of the surrender charge period, and is zero thereafter. The actual surrender charge imposed may be less than the maximum.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Underwriting Class as indicated in the following table.

                    AGE AT
                   ISSUE OR      UNISEX          UNISEX        UNISEX
                   INCREASE    NON-SMOKER        SMOKER      UNI-SMOKER
                   --------    ----------        ------      ----------
                       0                          14.89        14.37
                       1                          14.84        14.31
                       2                          15.00        14.44
                       3                          15.17        14.58
                       4                          15.35        14.73
                       5                          15.53        14.88
                       6                          15.73        15.05
                       7                          15.94        15.23
                       8                          16.16        15.41
                       9                          16.39        15.61
                      10                          16.64        15.82
                      11                          16.91        16.05
                      12                          17.18        16.28
                      13                          17.47        16.52
                      14                          17.77        16.77
                      15                          18.08        17.02
                      16                          18.38        17.28
                      17                          18.67        17.54
                      18         17.15            18.98        17.80
                      19         17.40            19.29        18.07
                      20         17.65            19.62        18.35
                      21         17.92            19.95        18.64
                      22         18.20            20.31        18.95
                      23         18.49            20.68        19.27
                      24         18.80            21.08        19.61
                      25         19.13            21.49        19.97
                      26         19.48            21.94        20.35
                      27         19.85            22.42        20.75
                      28         20.24            22.92        21.18
                      29         20.65            23.45        21.63
                      30         21.08            24.02        22.11
                      31         21.54            24.62        22.61
                      32         22.03            25.25        23.15
                      33         22.54            25.92        23.71
                      34         23.03            26.62        24.30
                      35         23.64            27.36        24.92
                      36         24.24            28.15        25.57
                      37         24.87            28.97        26.26
                      38         25.53            29.84        26.99
                      39         26.23            30.76        27.75
                      40         26.97            31.72        28.55
                      41         27.74            32.73        29.39
                      42         28.55            33.79        30.27

                      43         29.41            34.91        31.19
                      44         30.31            36.08        32.17
                      45         31.26            37.31        33.19
                      46         32.27            38.60        34.27
                      47         33.33            39.95        35.40
                      48         34.46            41.38        36.59
                      49         35.64            42.89        37.86
                      50         36.90            44.48        39.19
                      51         38.24            46.17        40.60
                      52         39.66            47.95        42.10
                      53         41.17            49.84        43.68
                      54         42.76            51.82        45.36
                      55         44.46            53.91        47.12
                      56         46.25            56.11        48.98
                      57         48.16            56.87        50.95
                      58         50.18            56.76        53.03
                      59         52.34            56.65        55.24
                      60         54.64            56.54        56.71
                      61         56.54            56.44        56.59
                      62         56.41            56.34        56.47
                      63         56.29            56.26        56.36
                      64         56.16            56.18        56.25
                      65         56.03            56.10        56.13
                      66         55.90            56.01        56.00
                      67         55.74            55.90        55.85
                      68         55.58            55.76        55.70
                      69         55.41            55.63        55.53
                      70         55.27            55.49        55.37
                      71         55.12            55.38        55.22
                      72         54.96            55.29        55.10
                      73         54.85            55.23        54.99
                      74         54.75            55.19        54.89
                      75         54.64            55.16        54.80
                      76         54.52            55.10        54.69
                      77         54.36            55.01        54.53
                      78         54.18            54.86        54.35
                      79         53.97            54.68        54.14
                      80         53.75            54.49        53.91

                                    EXAMPLES

For the purposes of these examples, assume that a unisex, Age 35 non-smoker purchases a $100,000 Certificate. In this example the Guideline Annual Premium ("GAP") equals $1,032.25. The maximum surrender charge is calculated as follows:

         (1)     Deferred Administrative Charge                          $           850.00
                 ($8.50/$1,000 of Face Amount)

         (2)     Deferred Sales Charge                                   $           516.13
                 (50% X GAP)
                                                                         ------------------
                                                                         $         1,366.13

         Maximum surrender charge per Table (23.64 X 100)
         $2,364.00

During the first two Certificate years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

         (1)     Deferred Administrative Charge                          $           850.00
                 ($8.50/$1,000 of Face Amount)

         (2)     Deferred Sales Charge                                               Varies
                 (not to exceed 30% of premiums received, up to one
                 GAP, plus 9% of premiums
                 received in excess of one GAP)
                                                                         ------------------
                                                                         Sum of (1) and (2)

The maximum surrender charge is $1,366.13. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Certificate Owner surrenders the Certificate in the 10th Certificate month, having paid total premiums of $900. The actual surrender charge would be $1,120.

EXAMPLE 2:

Assume the Certificate Owner surrenders the Certificate in the 120th Certificate month. Also assume that after the 24th Certificate month, the maximum surrender charge decreases by 1/156 per month, thereby reaching zero at the end of the 15th Certificate year. In this example, the maximum surrender charge would be $525.43.

                             PERFORMANCE INFORMATION

PRODUCT PERFORMANCE

The Certificates were first offered to the public by Allmerica Financial in 1995 and by First Allmerica in 1997. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Table I and Table III), and based on the periods that the Underlying Funds have been in existence (Table II and Table
IV). The results for any period prior to the Certificates being offered will be calculated as if the Policies had been offered during that period of time

The returns in the following tables do not reflect the premium expense charge, the charges that vary with each Certificate because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges. If these charges were deducted, the returns in the tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect Certificate values and benefits because they do not reflect deduction of all applicable certificate charges.

In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2002. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

-  Standard & Poor's 500 Composite Stock Price Index ("S&P 500")
-  Dow Jones Industrial Average ("DJIA")
-  Shearson Lehman Aggregate Bond Index
- Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets
- Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.
- Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria
-  The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

- The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)
- The advantages and disadvantages of investing in tax-deferred and taxable investments
-  Customer profiles and hypothetical payment and investment scenarios
-  Financial management and tax and retirement planning
- Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                     TABLE I
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                         SINCE INCEPTION OF SUB-ACCOUNT
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE CERTIFICATE, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                         SUB-                                     TEN YEARS OR
                                                        ACCOUNT       ONE-YEAR                       LIFE OF
                                                      INCEPTION        TOTAL            5          SUB-ACCOUNT
                                                         DATE          RETURN         YEARS        (IF LESS)
                                                     ------------   ------------   ------------   ------------
   AIT Core Equity Fund                                05/01/95             9.41%         -4.95%          7.78%
   AIT Equity Index Fund                               05/01/95             9.32%         -3.45%          9.65%
   AIT Government Bond Fund                            05/01/95             1.20%          5.13%          4.92%
   AIT Money Market Fund                               05/01/95             0.00%          1.86%          3.06%
   AIT Select Capital Appreciation Fund                05/03/95            17.55%          5.57%         12.46%
   AIT Select Growth Fund                              05/01/95             6.47%        -10.28%          6.80%
   AIT Select International Equity Fund                05/01/95            13.44%         -4.24%          5.70%
   AIT Select Investment Grade Income Fund             05/01/95             3.04%          5.74%          5.66%
   AIT Select Value Opportunity Fund                   05/01/95            18.27%         14.19%         13.15%
   AllianceBernstein Growth & Income Portfolio         10/02/00            10.22%           N/A           2.62%
   Delaware VIP International Value Equity Series      07/02/96            20.68%          5.56%          7.79%
   Fidelity VIP Asset Manager Portfolio                05/01/95             4.52%          0.00%          6.89%
   Fidelity VIP Contrafund(R) Portfolio                11/02/00            14.12%           N/A           1.51%
   Fidelity VIP Equity-Income Portfolio                05/01/95            10.52%          3.52%          9.37%
   Fidelity VIP Growth Portfolio                       05/01/95             2.45%         -7.63%          8.40%
   Fidelity VIP High Income Portfolio                  05/01/95             8.60%         -1.16%          3.45%
   Fidelity VIP Index 500 Portfolio                    05/25/99             9.62%         -3.39%         -0.67%
   Fidelity VIP Overseas Portfolio                     05/01/95            12.60%         -4.57%          5.36%
   Janus Aspen Mid Cap Growth Portfolio                11/18/03            19.39%           N/A          22.67%
   Janus Aspen Worldwide Growth Portfolio                N/A                 N/A            N/A            N/A
   PVIT Total Return Portfolio II                      02/19/02             3.07%           N/A           3.87%
   T. Rowe Price International Stock Portfolio         02/12/96            12.74%         -5.82%          2.74%
   Van Kampen UIF Core Plus Fixed Income Portfolio       N/A                 N/A            N/A            N/A
   Van Kampen UIF Technology Portfolio                 05/31/00            -2.53%           N/A         -23.78%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE II
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                      SINCE INCEPTION OF UNDERLYING FUND(1)
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                      UNDERLYING                                    TEN YEARS
                                                       PORTFOLIO      ONE-YEAR                     OR LIFE OF
                                                      INCEPTION        TOTAL            5             FUND
                                                         DATE          RETURN         YEARS        (IF LESS)
                                                     ------------   ------------   ------------   ------------
   AIT Core Equity Fund*                               04/29/85             9.41%         -4.95%          8.61%
   AIT Equity Index Fund*                              09/28/90             9.32%         -3.45%         10.58%
   AIT Government Bond Fund*                           08/26/91             1.20%          5.13%          5.19%
   AIT Money Market Fund *                             04/29/85             0.00%          1.86%          3.12%
   AIT Select Capital Appreciation Fund*               04/28/95            17.55%          5.57%         12.46%
   AIT Select Growth Fund*                             08/21/92             6.47%        -10.28%          7.13%
   AIT Select International Equity Fund*               05/02/94            13.44%         -4.24%          6.07%
   AIT Select Investment Grade Income Fund*            04/29/85             3.04%          5.74%          6.08%
   AIT Select Value Opportunity Fund*                  04/30/93            18.27%         14.19%         13.35%
   AllianceBernstein Growth & Income Portfolio*        01/14/91            10.22%          4.49%         13.27%
   Delaware VIP International Value Equity Series      10/29/92            20.68%          5.56%          8.80%
   Fidelity VIP Asset Manager Portfolio                09/06/89             4.52%          0.00%          7.04%
   Fidelity VIP Contrafund(R) Portfolio                01/03/95            14.12%          0.81%         12.96%
   Fidelity VIP Equity-Income Portfolio                10/09/86            10.52%          3.52%         10.29%
   Fidelity VIP Growth Portfolio                       10/09/86             2.45%         -7.63%          8.97%
   Fidelity VIP High Income Portfolio                  09/19/85             8.60%         -1.16%          4.21%
   Fidelity VIP Index 500 Portfolio                    08/27/92             9.62%         -3.39%         10.77%
   Fidelity VIP Overseas Portfolio                     01/28/87            12.60%         -4.57%          5.36%
   Janus Aspen Mid Cap Growth Portfolio*               09/13/93            19.39%        -14.40%          7.35%
   Janus Aspen Worldwide Growth Portfolio*             09/13/93             3.60%         -9.81%          9.15%
   PVIT Total Return Portfolio II                      05/28/99             3.07%          6.60%          6.04%
   T. Rowe Price International Stock Portfolio         03/31/94            12.74%         -5.82%          3.71%
   Van Kampen UIF Core Plus Fixed Income Portfolio     01/02/97             3.43%          6.35%          5.59%
   Van Kampen UIF Technology Portfolio                 11/30/99            -2.53%        -22.63%        -18.93%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                     TABLE I
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                         SINCE INCEPTION OF SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE CERTIFICATE, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually


                                                         SUB-                                     TEN YEARS OR
                                                        ACCOUNT       ONE-YEAR                       LIFE OF
                                                      INCEPTION        TOTAL            5          SUB-ACCOUNT
                                                         DATE          RETURN         YEARS        (IF LESS)
                                                     ------------   ------------   ------------   ------------
   AIT Core Equity Fund                                11/13/96             9.41%         -4.95%          4.92%
   AIT Equity Index Fund                               11/13/96             9.32%         -3.45%          6.69%
   AIT Government Bond Fund                            11/13/96             1.20%          5.13%          4.65%
   AIT Money Market Fund                               11/13/96             0.00%          1.86%          2.80%
   AIT Select Capital Appreciation Fund                11/13/96            17.55%          5.57%          9.12%
   AIT Select Growth Fund                              11/13/96             6.47%        -10.28%          3.51%
   AIT Select International Equity Fund                11/13/96            13.44%         -4.24%          3.60%
   AIT Select Investment Grade Income Fund             11/13/96             3.04%          5.74%          5.17%
   AIT Select Value Opportunity Fund                   11/13/96            18.27%         14.19%         11.98%
   Delaware VIP International Value Equity Series      11/13/96            20.68%          5.56%          7.49%
   Fidelity VIP Asset Manager Portfolio                11/13/96             4.52%          0.00%          5.26%
   Fidelity VIP Equity-Income Portfolio                11/13/96            10.52%          3.52%          7.37%
   Fidelity VIP Growth Portfolio                       11/13/96             2.45%         -7.63%          5.42%
   Fidelity VIP High Income Portfolio                  11/13/96             8.60%         -1.16%          1.60%
   Fidelity VIP Index 500 Portfolio                      N/A                 N/A            N/A            N/A
   Fidelity VIP Overseas Portfolio                     11/13/96            12.60%         -4.57%          4.37%
   Janus Aspen Mid Cap Growth Portfolio                  N/A                 N/A            N/A            N/A
   PVIT Total Return Portfolio II                        N/A                 N/A            N/A            N/A
   T. Rowe Price International Stock Portfolio         03/10/00            12.74%           N/A          -6.44%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE II
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                      SINCE INCEPTION OF UNDERLYING FUND(1)
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                      UNDERLYING                                    TEN YEARS
                                                       PORTFOLIO      ONE-YEAR                     OR LIFE OF
                                                      INCEPTION        TOTAL            5             FUND
                                                         DATE          RETURN         YEARS        (IF LESS)
                                                     ------------   ------------   ------------   ------------
   AIT Core Equity Fund*                               04/29/85             9.41%         -4.95%          8.61%
   AIT Equity Index Fund*                              09/28/90             9.32%         -3.45%         10.58%
   AIT Government Bond Fund*                           08/26/91             1.20%          5.13%          5.19%
   AIT Money Market Fund*                              04/29/85             0.00%          1.86%          3.12%
   AIT Select Capital Appreciation Fund*               04/28/95            17.55%          5.57%         12.46%
   AIT Select Growth Fund*                             08/21/92             6.47%        -10.28%          7.13%
   AIT Select International Equity Fund*               05/02/94            13.44%         -4.24%          6.07%
   AIT Select Investment Grade Income Fund*            04/29/85             3.04%          5.74%          6.08%
   AIT Select Value Opportunity Fund*                  04/30/93            18.27%         14.19%         13.35%
   Delaware VIP International Value Equity Series      10/29/92            20.68%          5.56%          8.80%
   Fidelity VIP Asset Manager Portfolio                09/06/89             4.52%          0.00%          7.04%
   Fidelity VIP Equity-Income Portfolio                10/09/86            10.52%          3.52%         10.29%
   Fidelity VIP Growth Portfolio                       10/09/86             2.45%         -7.63%          8.97%
   Fidelity VIP High Income Portfolio                  09/19/85             8.60%         -1.16%          4.21%
   Fidelity VIP Index 500 Portfolio                    08/27/92             9.62%         -3.39%         10.77%
   Fidelity VIP Overseas Portfolio                     01/28/87            12.60%         -4.57%          5.36%
   Janus Aspen Mid Cap Growth Portfolio*               09/13/93            19.39%        -14.40%          7.35%
   PVIT Total Return Portfolio II                      05/28/99             3.07%          6.60%          6.04%
   T. Rowe Price International Stock Portfolio         03/31/94            12.74%         -5.82%          3.71%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the financial statements of the Group VEL Account of the Company as of December 31, 2004 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company and its subsidiaries at December 31, 2004, and 2003 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 4 to the consolidated financial statements, effective January 1, 2004 the Company adopted Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional
Long-Duration Contracts and for Separate Accounts.


/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
February 24, 2005

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements Of Income

FOR THE YEARS ENDED DECEMBER 31,                                             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
REVENUES

  Premiums                                                               $       39.5    $       41.9    $       48.1
  Universal life and investment product policy fees                             280.0           319.3           409.8
  Net investment income                                                         217.5           270.9           384.2
  Net realized investment gains (losses)                                          8.6            16.4          (137.7)
  Other income                                                                   40.2           121.1            97.7
                                                                         ------------    ------------    ------------
    Total revenues                                                              585.8           769.6           802.1
                                                                         ------------    ------------    ------------

BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims, losses and loss adjustment expenses                  231.1           265.2           485.6
  Policy acquisition expenses                                                   120.8           145.1           655.9
  Interest on trust instruments supported by funding obligations                 51.8            53.4            61.7
  Loss (gain) from retirement of trust instruments supported by
    funding obligations                                                           0.2            (5.7)         (102.6)
  Additional consideration received from sale of defined contribution
    business                                                                        -               -            (3.6)
  (Gain) loss from sale of universal life business                                  -            (5.5)           31.3
  Restructuring costs                                                             5.3            29.0            14.8
  Losses (gains) on derivative instruments                                        0.6            10.3           (40.3)
  Other operating expenses                                                      164.8           278.9           316.5
                                                                         ------------    ------------    ------------
    Total benefits, losses and expenses                                         574.6           770.7         1,419.3
                                                                         ------------    ------------    ------------
  Income (loss) before federal income taxes                                      11.2            (1.1)         (617.2)
                                                                         ------------    ------------    ------------

FEDERAL INCOME TAX BENEFIT
  Current                                                                       (80.5)            2.5           (28.5)
  Deferred                                                                       44.7           (19.9)         (215.3)
                                                                         ------------    ------------    ------------
    Total federal income tax benefit                                            (35.8)          (17.4)         (243.8)
                                                                         ------------    ------------    ------------

Income (loss) before cumulative effect of change in accounting
  principle                                                                      47.0            16.3          (373.4)

Cumulative effect of change in accounting principle                             (57.2)              -            (1.6)
                                                                         ------------    ------------    ------------
Net (loss) income                                                        $      (10.2)   $       16.3    $     (375.0)
                                                                         ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Balance Sheets

DECEMBER 31,                                                                           2004            2003
---------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of $3,826.6 and $3,912.6)       $    3,976.1    $    4,080.1
    Equity securities at fair value (cost of $3.4 and $6.2)                                 5.6            10.3
    Mortgage loans                                                                         64.1           122.3
    Policy loans                                                                          256.4           268.0
    Other long-term investments                                                            54.7            80.0
                                                                                   ------------    ------------
      Total investments                                                                 4,356.9         4,560.7
                                                                                   ------------    ------------
  Cash and cash equivalents                                                               280.9           553.6
  Accrued investment income                                                                67.4            76.2
  Premiums, accounts and notes receivable, net                                              4.2             3.8
  Reinsurance receivable on paid and unpaid losses, benefits and
    unearned premiums                                                                     986.6         1,042.9
  Deferred policy acquisition costs                                                       694.1           894.6
  Deferred federal income taxes                                                           207.9           223.8
  Other assets                                                                            248.5           157.4
  Separate account assets                                                              10,455.0        11,835.4
                                                                                   ------------    ------------
      Total assets                                                                 $   17,301.5    $   19,348.4
                                                                                   ============    ============

LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits                                                         $    3,462.3    $    3,556.8
    Outstanding claims and losses                                                         110.3           105.2
    Unearned premiums                                                                       3.4             3.5
    Contractholder deposit funds and other policy liabilities                             374.7           675.5
                                                                                   ------------    ------------
      Total policy liabilities and accruals                                             3,950.7         4,341.0
                                                                                   ------------    ------------
  Expenses and taxes payable                                                              645.4           764.7
  Reinsurance premiums payable                                                             12.3            12.1
  Trust instruments supported by funding obligations                                    1,126.0         1,200.3
  Separate account liabilities                                                         10,455.0        11,835.4
                                                                                   ------------    ------------
      Total liabilities                                                                16,189.4        18,153.5
                                                                                   ------------    ------------
  Commitments and contingencies (Notes 15 and 19)

SHAREHOLDER'S EQUITY
  Common stock, $1,000 par value, 10,000 shares authorized, 2,526
    shares issued and outstanding                                                           2.5             2.5
  Additional paid-in capital                                                            1,000.0         1,075.0
  Accumulated other comprehensive loss                                                    (21.1)          (23.5)
  Retained earnings                                                                       130.7           140.9
                                                                                   ------------    ------------
      Total shareholder's equity                                                        1,112.1         1,194.9
                                                                                   ------------    ------------
      Total liabilities and shareholder's equity                                   $   17,301.5    $   19,348.4
                                                                                   ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Shareholder's Equity

FOR THE YEARS ENDED DECEMBER 31,                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
COMMON STOCK
  Balance at beginning and end of year                                        $        2.5    $        2.5    $        2.5
                                                                              ------------    ------------    ------------
ADDITIONAL PAID-IN CAPITAL
  Balance at beginning of year                                                     1,075.0         1,075.0           887.0
  Return of capital                                                                  (75.0)              -           188.0
                                                                              ------------    ------------    ------------
  Balance at end of year                                                           1,000.0         1,075.0         1,075.0
                                                                              ------------    ------------    ------------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

  Net unrealized appreciation (depreciation) on investments and derivative instruments:
  Balance at beginning of year                                                         3.1            14.8            21.0
  Appreciation (depreciation) during the period:
    Net appreciation (depreciation) on available-for-sale securities and
      derivative instruments                                                          10.8           (17.9)           (9.6)
    (Provision) benefit for deferred federal income taxes                             (3.8)            6.2             3.4
                                                                              ------------    ------------    ------------
                                                                                       7.0           (11.7)           (6.2)
                                                                              ------------    ------------    ------------
  Balance at end of year                                                              10.1             3.1            14.8
                                                                              ------------    ------------    ------------
  Minimum Pension Liability:
  Balance at beginning of year                                                       (26.6)          (44.0)          (15.5)
  (Increase) decrease during the period:
    (Increase) decrease in minimum pension liability                                  (7.1)           26.8           (43.8)
    Benefit (provision) for deferred federal income taxes                              2.5            (9.4)           15.3
                                                                              ------------    ------------    ------------
                                                                                      (4.6)           17.4           (28.5)
                                                                              ------------    ------------    ------------
  Balance at end of year                                                             (31.2)          (26.6)          (44.0)
                                                                              ------------    ------------    ------------
  Total accumulated other comprehensive loss                                         (21.1)          (23.5)          (29.2)
                                                                              ------------    ------------    ------------

RETAINED EARNINGS
  Balance at beginning of year                                                       140.9           149.6           524.6
  Dividend                                                                               -           (25.0)              -
  Net (loss) income                                                                  (10.2)           16.3          (375.0)
                                                                              ------------    ------------    ------------
  Balance at end of year                                                             130.7           140.9           149.6
                                                                              ------------    ------------    ------------

    Total shareholder's equity                                                $    1,112.1    $    1,194.9    $    1,197.9
                                                                              ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Comprehensive (Loss) Income

FOR THE YEARS ENDED DECEMBER 31,                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Net (loss) income                                                             $      (10.2)   $       16.3    $     (375.0)
                                                                              ------------    ------------    ------------
Other comprehensive income (loss):
  Available-for-sale securities:
    Net (depreciation) appreciation during the period                                (19.9)          (10.7)           48.9
    Benefit (provision) for deferred federal income taxes                              6.9             3.7           (17.1)
                                                                              ------------    ------------    ------------
  Total available-for-sales securities                                               (13.0)           (7.0)           31.8
                                                                              ------------    ------------    ------------
  Derivative instruments:
    Net appreciation (depreciation) during the period                                 30.7            (7.2)          (58.5)
    (Provision) benefit for deferred federal income taxes                            (10.7)            2.5            20.5
                                                                              ------------    ------------    ------------
  Total derivatives instruments                                                       20.0            (4.7)          (38.0)
                                                                              ------------    ------------    ------------
                                                                                       7.0           (11.7)           (6.2)
                                                                              ------------    ------------    ------------
  Minimum pension liability:
    (Increase) decrease in minimum pension liability                                  (7.1)           26.8           (43.8)
    Benefit (provision) for deferred federal income taxes                              2.5            (9.4)           15.3
                                                                              ------------    ------------    ------------
                                                                                      (4.6)           17.4           (28.5)
                                                                              ------------    ------------    ------------
Other comprehensive income (loss)                                                      2.4             5.7           (34.7)
                                                                              ------------    ------------    ------------
Comprehensive (loss) income                                                   $       (7.8)   $       22.0    $     (409.7)
                                                                              ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31,                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss) income                                                           $      (10.2)   $       16.3    $     (375.0)
  Adjustments to reconcile net (loss) income to net cash (used in)
    provided by operating activities:
    Net realized investment (gains) losses                                            (8.6)          (16.4)          137.7
    (Gains) losses on derivative instruments                                          (1.2)            6.9           (40.3)
    Losses on futures contracts                                                       25.1            10.2               -
    Impairment of capitalized technology                                                 -             3.4            29.8
    Net amortization and depreciation                                                 27.9            29.2            18.0
    Interest credited to contractholder deposit funds and trust
      instruments supported by funding obligations                                    46.1            57.4            84.4
    Gain from retirement of trust instruments supported by funding
      obligations                                                                      0.2            (5.7)         (102.6)
    (Gain) loss from sale of universal life business                                     -            (5.5)           31.3
    Deferred federal income taxes                                                     44.7           (19.9)         (215.3)
    Change in deferred acquisition costs                                             128.3           135.3           386.7
    Change in premiums and notes receivable, net of reinsurance
      premiums payable                                                                (0.3)         (500.4)            0.9
    Change in accrued investment income                                                8.9            13.4             7.4
    Change in policy liabilities and accruals, net                                  (322.0)         (412.4)         (221.7)
    Change in reinsurance receivable                                                  56.3            21.8            15.1
    Change in expenses and taxes payable                                             (85.9)         (223.1)          189.7
    Other, net                                                                        24.4            45.5            (3.3)
                                                                              ------------    ------------    ------------
      Net cash used in by operating activities                                       (66.3)         (844.0)          (57.2)
                                                                              ------------    ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of available-for-sale fixed
      maturities                                                                     967.9         1,907.7         3,503.6
    Proceeds from disposals of equity securities                                       8.8            70.5             0.5
    Proceeds from disposals of other investments                                      43.0            64.3            60.4
    Proceeds from mortgages sold, matured or collected                                58.7            53.7            52.3
    Purchase of available-for-sale fixed maturities                                 (762.1)       (1,236.6)       (1,997.6)
    Purchase of equity securities                                                     (2.7)          (40.2)           (1.4)
    Purchase of other investments                                                     (5.0)          (21.9)          (31.3)
    Capital expenditures                                                              (5.8)           (5.0)          (11.5)
    Net receipts (payments) related to margin deposits on derivative
      instruments                                                                     (4.9)           56.6           (72.0)
    Proceeds from disposal company owned life insurance                                  -            64.9               -
    Other investing activities, net                                                    0.2            94.8            16.8
                                                                              ------------    ------------    ------------
      Net cash provided by investing activities                                      298.1         1,008.8         1,519.8
                                                                              ------------    ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES
    Deposits to contractholder deposit funds                                             -               -           100.0
    Withdrawals from contractholder deposit funds                                   (183.4)          (32.7)       (1,023.7)
    Deposits to trust instruments supported by funding obligations                       -               -           112.0
    Withdrawals from trust instruments supported by funding obligations             (182.7)         (156.9)         (578.9)
    Change in collateral related to securities lending program                      (138.4)          263.5            47.3
    (Dividend) capital contribution                                                      -            (0.6)           42.1
                                                                              ------------    ------------    ------------
      Net cash (used in) provided by financing activities                           (504.5)           73.3        (1,301.2)
                                                                              ------------    ------------    ------------
Net change in cash and cash equivalents                                             (272.7)          238.1           161.4
Cash and cash equivalents, beginning of period                                       553.6           315.5           154.1
                                                                              ------------    ------------    ------------
Cash and cash equivalents, end of period                                      $      280.9    $      553.6    $      315.5
                                                                              ============    ============    ============
SUPPLEMENTAL CASH FLOW INFORMATION
Interest payments                                                             $          -    $          -    $       (0.7)
Income tax refunds                                                            $       52.0    $       29.8    $        9.1

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION
Allmerica Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of First Allmerica Financial Life Insurance Company ("FAFLIC") and certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFLIAC agreed with the Massachusetts Insurance Commissioner to maintain certain surplus levels indefinitely.

At December 31, 2004, the Company manages a block of existing variable annuity, variable universal life and traditional life insurance products, as well as certain group retirement products and a block of Guaranteed Investment Contracts ("GICs"). During 2003, the Company managed this existing life insurance business and also operated our independent broker/dealer business, which was conducted through VeraVest Investment, Inc. ("VeraVest"). VeraVest distributed third party investment and insurance products. In the fourth quarter of 2003, we announced the cessation of retail sales through VeraVest (see Note 3 - Significant Transactions). In addition, prior to September 30, 2002, the Company actively manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequent to our announcement on September 27, 2002 that we planned to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products, we ceased all new sales of these products.

Prior to September 2002, FAFLIC offered GICs. GICs, also referred to as funding agreements, are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The Company's declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical for FAFLIC to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during 2004, 2003 and the fourth quarter of 2002 (see Note 3 - Significant Transactions).

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

B. CLOSED BLOCK
FAFLIC established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Massachusetts Commissioner of Insurance consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and cash flow generated by the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future after-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C. VALUATION OF INVESTMENTS
In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholders' equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under Statement of Positions 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACT AND FOR SEPARATE ACCOUNTs ("SOP 03-1"), are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Changes in the reserves for mortgage loans are included in realized investment gains or losses. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under SOP 03-01 accrue to the contract holder.

D. FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts, option contracts and futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E. DERIVATIVES AND HEDGING ACTIVITIES
All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (i.e., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair value, cash flow, or foreign currency hedge, or as a trading derivative instrument.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the derivative used in a cash flow hedge expires or is sold, terminated, or exercised, the gain or loss on the derivative will continue to be deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affects earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

F. CASH AND CASH EQUIVALENTS
Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS
Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. In addition, the Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments, also referred to as sales inducements. Acquisition costs and sales inducements related to variable annuities and contractholder deposit funds that were deferred in 2002 and prior, are amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products which were deferred in 2002 and prior are amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs ("DAC") and deferred sales inducements for each life product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although recoverability of DAC and deferred sales inducements is not assured, the Company believes it is more likely than not that all of these costs will be recovered. The amount of DAC and deferred sales inducements considered recoverable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced or permanently impaired as a result of the disposition of a line of business. The amount of amortization of DAC and deferred sales inducements could be revised in the near term if any of the estimates discussed above are revised.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

H. REINSURANCE RECEIVABLES
The Company shares certain insurance risks it has underwritten, through the use of reinsurance contracts, with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement No. 113"), have been met. As a result, when the Company experiences claims events, or unfavorable mortality or morbidity experience that are subject to a reinsurance contract, reinsurance recoverables are recorded. The amount of the reinsurance recoverable can vary based on the terms of the reinsurance contract, the size of the individual claim, or the aggregate amount of all claims in a particular line. The valuation of claims recoverable depends on whether the underlying claim is a reported claim, or a future policy benefit. For reported claims, the Company values reinsurance recoverables at the time the underlying claim is recognized, in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that information to the future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

I. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE
Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. The estimated useful life for capitalized software is generally 5 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. When an impairment loss occurs, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

J. GOODWILL
In accordance with the provisions of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), the Company carries its goodwill at amortized cost, net of impairments. The Company tests for the recoverability of goodwill annually or whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of reporting units with goodwill exceed the fair value. The amount of the impairment loss that is recognized is determined based upon the excess of the carrying value of goodwill compared to the implied fair value of the goodwill, as determined with respect to all assets and liabilities of the reporting unit.

K. SEPARATE ACCOUNTS
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders and certain pension funds. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed on fund values of these contracts. Prior to the adoption of SOP 03-1, appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, was reflected in shareholders' equity or net investment income. See Note 4 - Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

L. POLICY LIABILITIES AND ACCRUALS
Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum death benefits ("GMDB") in excess of contract values.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on health insurance contracts for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products such as GICs, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Trust instruments supported by funding obligations consist of deposits received from customers, investment earnings on their fund balance and the effect of changes in foreign currencies related to these deposits.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

M. PREMIUM, FEE REVENUE AND RELATED EXPENSES
Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum death benefits in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as deferred sales inducements and amortized over the period benefited using the same assumptions used to amortize deferred acquisition costs.

N. FEDERAL INCOME TAXES
AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or a non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The AFC Board of Directors has delegated to management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The income tax liability is calculated on a separate return basis and benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from insurance reserves, policy acquisition expenses, tax credit carryforwards, employee benefit plans, and net operating loss carryforwards and deferred sales inducements.

O. NEW ACCOUNTING PRONOUNCEMENTS
In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123 (revised 2004), SHARE-BASED PAYMENT ("Statement No. 123(R)"). This statement requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Statement No. 123(R) replaces Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("Statement No. 123"), and supersedes Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB Opinion No. 25"). The provisions of this statement are effective for interim and annual periods beginning after June 15, 2005. The Company is evaluating the effects of Statement No. 123(R) and will begin expensing stock options in the third quarter of 2005.

In March 2004, the Financial Accounting Standards Board's Emerging Issues Task Force ("EITF") reached several consensuses regarding the application of guidance related to the evaluation of whether an investment is other than temporarily impaired in accordance with EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF No. 03-1"). However, on September 30, 2004, the FASB delayed indefinitely the effective date for the measurement and recognition guidance of EITF No. 03-1. The disclosure requirements were not deferred. EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable fixed maturities and equity securities covered by Statement No. 115, including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as additional information supporting the conclusion that the impairments are not-other-than temporary, such as the nature of the investment(s), cause of impairment and severity and duration of the impairment. The disclosures required by EITF No. 03-1 were effective for fiscal years ending after December 15, 2003. The additional disclosures for cost method investments were effective for fiscal years ending after June 15, 2004. The Company implemented the disclosure requirements of this EITF for the year ending December 31, 2003.

In December 2003, the FASB issued Statement of Financial Accounting Standards No. 132, (revised 2003) EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, AND 106 ("Statement No. 132 (R)"). This statement revises employers' disclosures about pension plans and other postretirement benefit plans. Statement No. 132 (R) requires additional disclosures related to plan assets, benefit obligations, contributions, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans, including information regarding the Company's selection of certain assumptions, as well as expected benefit payments. This statement also requires disclosures in interim financial statements related to net periodic pension costs and contributions. Most provisions of this statement were effective for fiscal years ending after December 15, 2003. Disclosures regarding expected benefit payments were effective for fiscal years ending after June 15, 2004. The adoption of Statement No. 132 (R) did not have a material effect on the Company's financial position or results of operations.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1, which is applicable to all insurance enterprises as defined by Statement of Financial Accounting Standards No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES. This statement provides guidance regarding accounting and disclosures of separate account assets and liabilities and an insurance company's interest in such separate accounts. It further provides for the accounting and disclosures related to contractholder transfers to separate accounts from a company's general account and the determination of the balance that accrues to the benefit of the contractholder. In addition, SOP 03-1 provides guidance for determining any additional liabilities for guaranteed minimum death benefits or other insurance benefit features, potential benefits available only on annuitization and liabilities related to sales inducements, such as immediate bonus payments, persistency bonuses, and enhanced crediting rates or "bonus interest" rates, as well as the required disclosures related to these items. This statement was effective for fiscal years beginning after December 15, 2003. The determination of the GMDB reserve under SOP 03-1 is complex and requires various assumptions, including, among other items, estimates of future market returns and expected contract persistency. Upon adoption of this statement in the first quarter of 2004, the Company recorded a $57.2 million charge, net of taxes. This charge was reported as a cumulative effect of a change in accounting principle in the Consolidated Statements of Income. See also Note 4, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 149"). This statement amends financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under Statement of Financial Accounting Standards No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133") as a result of certain decisions made by the Derivatives Implementation Group. In addition, this statement also clarifies the definition of a derivative. This statement is effective, on a prospective basis, for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003, except for those implementation issues previously cleared by the FASB prior to June 30, 2003. The provisions related to previously cleared implementation issues shall continue to be applied in accordance with their respective effective dates. The adoption of Statement No. 149 did not have a material effect on the Company's financial position or results of operations.

In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51 which was subsequently revised by the December 2003 issuance of Interpretation No. 46. FIN 46(R) provides guidance regarding the application of Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, specifically as it relates to the identification of entities for which control is achieved through a means other than voting rights ("variable interest entities") and the determination of which party is responsible for consolidating the variable interest entities (the "primary beneficiary"). In addition to mandating that the primary beneficiary consolidate the variable interest entity, FIN 46(R) also requires disclosures by companies that hold a significant variable interest, even if they are not the primary beneficiary. The Company performed a review of potential variable interest entities and concluded that as of December 31, 2004, AFC was not the primary beneficiary of any material variable interest entities; and, therefore would not be required to consolidate any variable interest entities as a result of FIN 46(R). However, the Company does hold a significant variable interest in a limited partnership. In 1997, the Company invested in the McDonald Corporate Tax Credit Fund - 1996 Limited Partnership, which was organized to invest in low income housing projects which qualify for tax credits under the Internal Revenue Code. The Company's investment in this limited partnership, which represents approximately 36% of the partnership, is not a controlling interest; it entitles the Company to tax credits to be applied against its federal income tax liability in addition to tax losses to offset taxable income. The Company's maximum exposure to loss on this investment is limited to its carrying value, which is $7.2 million at December 31, 2004.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("Statement No. 146"). This statement requires that a liability for costs associated with an exit or disposal activity is recognized and measured initially at its fair value in the period the liability is incurred. This statement supersedes EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY (INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING) ("EITF No. 94-3"). Additionally, the statement requires financial statement disclosures about the description of the exit or disposal activity, including for each major type of cost, the total amount expected to be incurred and a reconciliation of the beginning and ending liability balances. The provisions of this statement are effective for all exit and disposal activities initiated after December 31, 2002.

In June 2001, the FASB issued Statement No. 142, which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement became effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. The Company adopted Statement No. 142 on January 1, 2002. In accordance with the transition provisions of this statement, the Company recorded a $1.6 million charge, net of taxes, in earnings, to recognize the impairment of goodwill related to one of its non-insurance subsidiaries. The Company used a discounted cash flow model to value these subsidiaries.

P. RECLASSIFICATIONS
Certain prior year amounts have been reclassified to conform to the current year presentation.

2. DISCONTINUED OPERATIONS

During 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS
- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In 1999, the Company recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after-tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to the measurement date of June 30, 1999, approximately $18.6 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver. As a result of this transaction, the Company has received consideration of $27.6 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $94.9 million at December 31, 2004 related to this business.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2004 and 2003, the discontinued segment had assets of approximately $275.0 million and $284.5 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $344.9 million and $350.5 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $13.8 million, $14.5 million and $23.3 million for the years ended December 31, 2004, 2003 and 2002, respectively.

3. SIGNIFICANT TRANSACTIONS

In the fourth quarter of 2003, the Company ceased operations of its retail broker/dealer operations. These operations had distributed third-party investment and insurance products through VeraVest Investments, Inc. Results in 2003 included a pre-tax charge of $11.5 million for asset impairments in connection with this action. The Company also recognized pre-tax restructuring charges of $3.6 million and $21.9 million in 2004 and 2003, respectively, in accordance with Statement No. 146. These charges included $14.8 million related to one-time termination benefits associated with the termination of 552 employees, and $10.7 million related to contract termination fees and other costs. Of the 552 employees affected, 521 have been terminated and 30 employees have been transferred to other positions within the Company, as of December 31, 2004. All levels of employees within the broker/dealer operations, from staff to senior management, were affected by the decision. As of December 31, 2004, the Company has made payments of approximately $22.4 million related to this restructuring plan, of which $14.2 million related to one-time termination benefits and $8.2 million related to contract termination fees and other costs. The liability balance at December 31, 2004 was $3.1 million. The Company currently anticipates that approximately $1 million to $2 million of other costs will be recognized in 2005 related to this restructuring.

Effective December 31, 2002, the Company effectively sold, through a 100% coinsurance agreement, substantially all of its fixed universal life insurance business. Under the agreement, the Company ceded approximately $660 million of universal life insurance reserves in exchange for the transfer of approximately $550 million of investment assets, with an amortized cost of approximately $525 million, subject to certain post-closing adjustments. At December 31, 2002, the Company recorded a pre-tax loss of $31.3 million. This loss consisted primarily of the aforementioned ceded reserves, asset transfers, a permanent impairment of the universal life DAC asset of $155.9 million and administrative expenses of approximately $10 million. This loss is reflected as a separate line item in the Consolidated Statements of Income. In 2003, the Company transferred cash and other investment assets of approximately $100 million and $450 million, respectively, for the settlement of the net payable associated with this transaction. In addition, the Company recorded incremental pre-tax income of $5.5 million during 2003 related to the settlement of post-closing items.

The Company retired $185.2 million, $78.8 million and $548.9 million of long-term funding agreement obligations at discounts in 2004, 2003 and 2002, respectively. This resulted in pre-tax losses of $0.2 million in 2004 and pre-tax gains of $5.7 million and $102.6 million in 2003 and 2002, respectively, which are reported as losses (gains) from retirement of trust instruments supported by funding obligations in the Consolidated Statements of Income. Certain amounts related to the termination of derivative instruments used to hedge the retired funding agreements were reported in separate line items in the Consolidated Statements of Income. The net market value loss on the early termination of derivative instruments used to hedge the retired funding agreements of $7.9 million, $6.4 million and $14.1 million were recorded as net realized investment losses in the Consolidated Statements of Income in 2004, 2003 and 2002, respectively. There were no foreign currency transaction gains or losses on the retired foreign denominated funding agreements in 2004. The net foreign currency transaction gains (losses) in 2003 and 2002, related to the retired foreign-denominated funding agreements of $3.6 million and $(12.2) million, respectively, were recorded as other income in the Consolidated Statements of Income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

In 2002, the Company recognized a pre-tax charge of $15.0 million related to the restructuring of its life and annuity operations, which was accounted for under the guidance of EITF No. 94-3. This charge consisted of $11.7 million related to severance and other employee and agent related costs resulting from the elimination of 476 positions, of which 63 positions were vacant. All employees associated with this cost have either been terminated or transferred to other positions within the Company as of December 31, 2004. All levels of employees, from staff to senior management, were affected by the restructuring. Additionally, the Company terminated all life insurance and annuity agent contracts effective December 31, 2002. In addition, approximately $3.3 million of this charge related to other restructuring costs, consisting of lease and contract cancellations and the present value of idle leased space. As of December 31, 2004, the Company had made payments of approximately $14.7 million related to this restructuring plan, of which approximately $11.6 million related to severance and other employee related costs. During 2003, the Company eliminated an additional 151 positions related to this restructuring and as of December 31, 2004, 146 employees have been terminated and 4 employees have been transferred to other positions within the Company. The Company recorded pre-tax charges of $1.7 million and $7.0 million during 2004 and 2003, respectively, in accordance with Statement No. 146. These charges consisted of $7.7 million of employee related costs and $1.0 million related to contract cancellations. As of December 31, 2004, the Company had made payments of approximately $7.5 million related to this restructuring plan, of which approximately $6.4 million related to severance and other employee related costs. The liability balance for these activities was $1.2 million as of December 31, 2004. The plan is substantially complete.

4. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

Effective January 1, 2004, the Company adopted SOP 03-1 (see Note 1P - New Accounting Pronouncements). Upon adoption, the Company recorded a cumulative effect of change in accounting principle of $57.2 million, after-tax.

The following illustrates the components of that charge (in millions):

     Increase in guaranteed minimum death benefit liability         $   80.6
     Establishment of guaranteed minimum income benefit liability        4.1
     Change in deferred acquisition costs                                3.3
                                                                    --------
                                                                        88.0

     Provision for federal income taxes                                (30.8)
                                                                    --------
       Cumulative effect of change in accounting principle          $   57.2
                                                                    ========

GUARANTEED MINIMUM DEATH BENEFITS

The Company issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The following summarizes the liability for GMDB contracts reflected in the general account, as of December 31, 2004:

       (IN MILLIONS)
       ----------------------------------------------------------
       Balance at December 31, 2003                    $     26.2
       Adoption of SOP 03-1                                  80.6
                                                       ----------
       Balance at January 1, 2004                           106.8
       Provision for GMDB:
                GMDB expense incurred                        48.6
                Volatility (1)                              (12.9)
                                                       ----------
                                                             35.7
       Claims, net of reinsurance:
                Claims from policyholders                   (71.2)
                Claims ceded to reinsurers                   67.3
                                                       ----------
                                                             (3.9)
       GMDB reinsurance premium                             (64.0)
                                                       ----------
       Balance at December 31, 2004                    $     74.6
                                                       ==========

(1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

The following information relates to the reserving methodology and assumptions for GMDB, which the Company has begun utilizing in response to SOP 03-1. These assumptions are consistent with those utilized in the Company's calculation of its DAC asset.

- The projection model used 1,000 stochastically generated market return scenarios.
- The mean investment performance assumptions, prior to the consideration of mortality and expense fees, vary from approximately 5-10% depending on the underlying fund type. The long-term, aggregate, weighted average investment performance rate assumption is 8.06%, net of investment fees. This represents all separate account return assumptions weighted by account value at December 31, 2004.
- The volatility assumption was 17% for equity funds; 4% for bond funds; and 1% for money market funds.
-    The mortality assumption was 75% of the 1994 GMDB table.
- The full surrender rate assumption varies from 1-35% depending on contract type and policy duration. The aggregate projected full surrender rates for 2005 and 2006 are approximately 11% and 12%, respectively. (Full surrender rates do not include partial withdrawals or deaths).
-    The partial withdrawal rate assumption was 3.25%.
-    The discount rate was 6.6%.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The table below presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2004 and 2003. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

December 31

(IN MILLIONS, EXCEPT FOR CONTRACTHOLDER INFORMATION)              2004         2003
--------------------------------------------------------------------------------------
Net deposits paid
   Account value                                               $    1,228   $    1,349
   Net amount at risk                                          $       57   $       85
   Average attained age of contractholders                             66           65
Ratchet (highest historical account value at specified
   anniversary dates)
   Account value                                               $    2,024   $    2,451
   Net amount at risk                                          $      185   $      319
   Average attained age of contractholders                             64           63
Roll-up (net deposits accumulated at a specified rate)
   Account value                                               $      104   $      108
   Net amount at risk                                          $       20   $       21
   Average attained age of contractholders                             76           75
Higher of ratchet or roll-up
   Account value                                               $    7,049   $    7,768
   Net amount at risk                                          $    1,676   $    2,126
   Average attained age of contractholders                             71           70
                                                               ----------   ----------
Total of guaranteed benefits categorized above
   Account value                                               $   10,405   $   11,676
   Net amount at risk                                          $    1,938   $    2,551
   Average attained age of contractholders
     (weighted by account value)                                       69           68
Number of contractholders                                         188,897      219,647

GUARANTEED MINIMUM INCOME BENEFIT

Additionally, the Company issued variable annuity contracts with a guaranteed minimum income benefit ("GMIB") feature. The GMIB liability recorded at January 1, 2004 was $4.1 million. As of December 31, 2004, the balance increased to $5.6 million with no benefits being paid out. The GMIB liability is determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

SALES INDUCEMENTS

The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments. These enhanced rates are considered sales inducements under SOP 03-1. As such, the balance of sales inducement assets was required to be reclassified from DAC to other assets upon adoption of SOP 03-1, and amortization of these sales inducements over the life of the contract is required to be reflected as a policy benefit. Amortization of these contracts is required to be computed using the same methodology and assumptions used in amortizing DAC.

The balance of deferred sales inducements reclassified from DAC to other assets was $89.7 million on January 1, 2004. The balance of deferred sales inducements at December 31, 2004 was $72.9 million.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

Prior to the adoption of SOP 03-1, the Company had recorded certain market value adjusted ("MVA") fixed annuity products as separate account assets and separate account liabilities in the Consolidated Balance Sheets. Changes in the fair value of MVA assets were reflected in other comprehensive income in the Consolidated Balance Sheets. In addition, the Company reflected policy fees, interest spreads, realized gains and losses on investments and changes in the liability for minimum guarantees in net income. Notwithstanding the market value adjustment feature of this product, all of the investment performance of the separate account assets related to this product does not accrue to the contractholder, and it therefore, does not meet the conditions for separate account reporting under SOP 03-1.

Upon adoption of SOP 03-1, assets related to the MVA product, primarily fixed maturities, which are carried at fair value, were reclassified to the general account as available-for-sale securities. Reserves related to contract account values included in separate account liabilities were also reclassified to the Company's general account. Changes in the fair value of these assets continue to be reflected in other comprehensive income in the Consolidated Balance Sheets. Additionally, amounts assessed against the contractholders for mortality, administrative, and other services continue to be included in universal life and investment product policy fees and changes in liabilities for minimum guarantees continue to be included in policy benefits, claims, losses and loss adjustment expenses in the Consolidated Statements of Income. Components of the interest spreads related to this product continue to be recorded in net investment income and policy benefits, claims losses and loss adjustment expenses in the Consolidated Statements of Income. Realized investment gains and losses are recognized as incurred, consistent with prior years.

At December 31, 2004, the Company had the following variable annuities with guaranteed minimum returns:

       Account value (in millions)                             $     90.3
       Range of guaranteed minimum return rates                 3.0 - 6.5%

Account balances of these contracts with guaranteed minimum returns were invested in variable separate accounts as follows:

       (IN MILLIONS)                       2004
       -------------------------------------------
       Asset Type
         Fixed maturities               $    104.7
         Cash and cash equivalents             4.5
                                        ----------
       Total                            $    109.2
                                        ==========

5. INVESTMENTS

A. FIXED MATURITIES AND EQUITY SECURITIES
The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                                      GROSS          GROSS
                                                                      AMORTIZED     UNREALIZED     UNREALIZED        FAIR
DECEMBER 31,                                                          COST (1)        GAINS          LOSSES          VALUE
-----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
U.S. Treasury securities and U.S. government and agency securities  $      324.4   $        4.4   $        1.7   $      327.1
States and political subdivisions                                           20.2            0.4            0.4           20.2
Foreign governments                                                          6.8              -              -            6.8
Corporate fixed maturities                                               2,710.9          135.7            9.4        2,837.2
Mortgage-backed securities                                                 764.3           22.3            1.8          784.8
                                                                    ------------   ------------   ------------   ------------
Total fixed maturities                                              $    3,826.6   $      162.8   $       13.3   $    3,976.1
                                                                    ============   ============   ============   ============
Equity securities                                                   $        3.4   $        2.2   $          -   $        5.6
                                                                    ============   ============   ============   ============

                                                                                      GROSS          GROSS
                                                                      AMORTIZED     UNREALIZED     UNREALIZED       FAIR
DECEMBER 31,                                                           COST (1)       GAINS          LOSSES         VALUE
-----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2003
U.S. Treasury securities and U.S. government and agency securities  $      401.9   $        7.2   $        4.0   $      405.1
States and political subdivisions                                           18.3            0.3            0.7           17.9
Foreign governments                                                          8.5            0.3              -            8.8
Corporate fixed maturities                                               2,796.7          167.5           23.2        2,941.0
Mortgage-backed securities                                                 687.2           21.9            1.8          707.3
                                                                    ------------   ------------   ------------   ------------
Total fixed maturities                                              $    3,912.6   $      197.2   $       29.7   $    4,080.1
                                                                    ------------   ------------   ------------   ------------
Equity securities                                                   $        6.2   $        4.2   $        0.1   $       10.3
                                                                    ============   ============   ============   ============

 (1) AMORTIZED COST FOR FIXED MATURITIES AND COST FOR EQUITY SECURITIES.

The Company participates in a security lending program for the purpose of enhancing income. Securities on loan to various counterparties were fully collateralized by cash and had a fair value of $161.3 million and $301.0 million, at December 31, 2004 and 2003, respectively. The fair value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the fair value of the loaned securities. Securities lending collateral is recorded by the Company in cash and cash equivalents, with an offsetting liability included in expenses and taxes payable.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance in 1994 to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. During 2003, the New York Department of Insurance allowed AFLIAC to release assets on deposit due to the decrease in outstanding liabilities relating to the sale of the universal life insurance business in December 2002. At December 31, 2004, the amortized cost and fair value of assets on deposit in New York were $42.4 million and $45.1 million, respectively. At December 31, 2003, the amortized cost and fair value of the assets on deposit were $42.6 million and $46.4 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $37.1 million and $36.9 million were on deposit with various state and governmental authorities at December 31, 2004 and 2003, respectively. Fair values related to these securities were $39.0 million and $38.9 million at December 31, 2004 and 2003, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company enters into various derivative and other arrangements that may require fixed maturities to be held as collateral. At December 31, 2004 and 2003, fixed maturities held as collateral had a fair value of $122.8 million and $126.4 million, respectively.

There were no contractual investment commitments at December 31, 2004.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                  2004
                                                       ---------------------------
                                                        AMORTIZED         FAIR
  DECEMBER 31,                                             COST          VALUE
  --------------------------------------------------------------------------------
  (IN MILLIONS)
  Due in one year or less                              $      588.4   $      595.5
  Due after one year through five years                     1,140.4        1,184.1
  Due after five years through ten years                    1,126.9        1,184.4
  Due after ten years                                         970.9        1,012.1
                                                       ---------------------------
  Total                                                $    3,826.6   $    3,976.1
                                                       ===========================

B. MORTGAGE LOANS AND REAL ESTATE
The Company's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally do not exceed 75% of the property's value at the time of origination. No mortgage loans were originated during 2004 and 2003. The carrying values of mortgage loans, net of applicable reserves, were $64.1 million and $122.3 million at December 31, 2004 and 2003, respectively. Reserves for mortgage loans were $0.8 million and $1.3 million at December 31, 2004 and 2003, respectively.

At December 31, 2004, no real estate was held in the Company's investment portfolio. At December 31, 2003, the Company held one real estate investment with a carrying value of $4.3 million that was acquired through the foreclosure of a mortgage loan. This foreclosure represents the only non-cash mortgage activity in 2003. This investment was sold in 2004 for $4.1 million. The net loss of $0.2 million is included in net realized investment losses in the Consolidated Statements of Income

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2004.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,                                        2004            2003
----------------------------------------------------------------------------
(IN MILLIONS)
Property type:
     Office building                            $       26.7    $       66.6
     Retail                                             17.0            23.6
     Industrial/Warehouse                               14.8            26.6
     Residential                                         6.4             6.6
     Other                                                 -             0.2
     Valuation Allowances                               (0.8)           (1.3)
                                                ----------------------------
Total                                           $       64.1    $      122.3
                                                ============================
Geographic region:
     East North Central                         $       19.5    $       20.6
     Pacific                                            19.0            26.0
     South Atlantic                                     12.0            18.3
     New England                                         8.2            39.4
     West South Central                                  0.9             6.1
     Middle Atlantic                                     0.9             4.9
     Other                                               4.4             8.3
     Valuation Allowances                               (0.8)           (1.3)
                                                ----------------------------
Total                                           $       64.1    $      122.3
                                                ============================

At December 31, 2004, scheduled mortgage loan maturities were as follows: 2005 $0.1 million; 2006 $10.5 million; 2007 $0.3 million; 2008 $0.3 million; 2009
$5.5 million and $47.4 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2004, the Company did not refinance any mortgage loans based on terms which differed from current market rates.

Mortgage loans investment valuation allowances of $0.8 million and $1.3 million at December 31, 2004 and 2003, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2004 and 2003. There was no interest income received in 2004 and 2003 related to impaired loans.

C. DERIVATIVE INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by foreign currency, equity market and interest rate volatility. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, the British Pound, and the Euro. The Company uses foreign currency exchange swaps, futures, and options to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability. Additionally, in prior years, the Company had floating rate funding agreements that were matched with fixed rate securities, which exposed the Company's cash flows to changes in interest rates. The Company used derivative financial instruments, primarily foreign currency exchange swaps, interest rate swaps, and futures contracts, with indices that correlated to balance sheet instruments, to modify its indicated net interest sensitivity to levels deemed to be appropriate. Prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate risk on anticipated sales of GIC and other funding agreements. The Company was exposed to interest rate risk from the time of sale of the GIC until the receipt of deposit and purchase of the underlying asset to back the liability. Interest expense on trust instruments supported by funding obligations was $51.8 million, $53.4 million, and $61.7 million in 2004, 2003, and 2002, respectively. Finally, the Company is exposed to changes in the equity market due to increases in GMDB reserves that result from declines in the equity market. The Company uses exchange traded equity market futures contracts to reduce the volatility in statutory capital reserves from the effects of the equity market movements.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The operations of the Company are subject to risks resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income, while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company's investment assets are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, the Company has developed investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and the exposure to individual markets, borrowers, industries, and sectors.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of the counterparties and generally enters into derivative instruments with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized, although thresholds may vary by CSA. The Company's counterparties held collateral, in the form of cash, bonds and U.S. Treasury notes, of $94.8 million and $71.6 million at December 31, 2004 and 2003, respectively.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and with Company policies and procedures.

D. CASH FLOW HEDGES
The Company enters into compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agrees to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures and options contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also enters into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures, options, and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company also may enter into various types of derivatives to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company may manage the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount.

Further, the Company also may use U.S. Treasury Note futures to hedge against interest rate fluctuations associated with the reinvestment of fixed maturities by purchasing long and selling short futures contracts on margin. The Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. Additionally, prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements. The Company was exposed to interest rate risk from the time of the sale of the GIC until receipt of the deposit and purchase of the underlying asset to back the liability.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company recognized no gains or losses in 2004 related to ineffective cash flow hedges. However, the Company recognized a net loss of $9.0 million in 2003, representing the ineffectiveness of all cash flow hedges, related to ineffective futures and options contracts, which are reported in other income in the Consolidated Statements of Income. For the year ended December 31, 2002, the Company recognized a net gain of $37.7 million, representing the total ineffectiveness on all cash flow hedges, of which $37.6 million related to ineffective swap contracts which were reported in losses (gains) on derivative instruments in the Consolidated Statements of Income and $0.1 million related to ineffectiveness of futures and options contracts and were reported in other income in the Consolidated Statements of Income. The $37.6 million of gains on ineffective swap contracts in 2002 included $35.8 million of losses that were reclassified from losses (gains) on derivative instruments to net realized investment losses in the Consolidated Statements of Income. These accumulated losses had originally been recorded during the fourth quarter of 2001 as losses (gains) on derivative instruments in the Consolidated Statements of Income. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

As of December 31, 2004, $55.5 million of the deferred net gains on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that are expected to occur over the next twelve months and will necessitate reclassifying to earnings these derivatives gains (losses) include: the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities; the possible repurchase of other funding agreements; and the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows, for all forecasted transactions, excluding interest payments on variable-rate funding agreements, is twelve months.

E. TRADING ACTIVITIES
During the fourth quarter of 2003, the Company began using exchange traded equity futures contracts to economically hedge increased GMDB reserves which could arise from declines in the equity market. The hedge is expected to reduce the volatility in statutory capital and risk-based capital levels from the effects of future equity market movements. The GMDB hedges do not qualify for hedge accounting under Statement No. 133. Additionally, the Company entered into equity-linked swap contracts which are economic hedges but do not qualify for hedge accounting under Statement No. 133. These products are linked to specific equity-linked liabilities on the balance sheet. Under the equity-linked swap contracts, the Company agrees to exchange, at specific intervals, the difference between fixed and floating rate interest amounts calculated on an agreed upon notional amount. The final payment at maturity will include the appreciation, if any, of a basket of specific equity indices. Finally, the Company also entered into insurance portfolio-linked and other swap contracts for investment purposes. These products were not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore did not qualify for hedge accounting. Under the insurance portfolio-linked swap contracts, the Company agreed to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Under the other swap contracts entered into for investment purposes, the Company agreed to exchange the differences between fixed and floating interest amounts calculated on an agreed upon notional principal amount.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

During 2004, the Company recognized a net loss of $18.3 million on all trading derivatives. In 2003 and 2002, the Company recognized gains of $3.9 million, and $10.9 million, respectively on all trading derivatives. The net loss recognized in 2004 included $25.1 million in losses recorded within other operating expenses in the Consolidated Statements of Income related to the GMDB hedges. Additionally, the net loss in 2004 included $7.4 million of net gains representing the ineffectiveness on equity-linked swap contracts, which were recorded in other income in the Consolidated Statements of Income. Further, the 2004 net loss also included a $0.6 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses (gains) on derivative instruments in the Consolidated Statements of Income. The net gain recognized in 2003 included $14.0 million of net gains representing the ineffectiveness on equity-linked swap contracts, which was recorded in other income in the Consolidated Statements of Income. Additionally, the net gain in 2003 included $8.4 million in losses recorded within losses (gains) on derivative instruments in the Consolidated Statements of Income related to the GMDB hedges. Further, the 2003 net gain also included a $1.7 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which is reported in losses (gains) on derivative instruments in the Consolidated Statements of Income. The net gain of $10.9 million in 2002 represents the total ineffectiveness on equity-linked swap contracts and the embedded derivative on the equity-linked trust instruments supported by funding obligations. These amounts were reported in losses (gains) on derivative instruments and other income in the Consolidated Statements of Income.

As of December 31, 2001, the Company no longer held insurance portfolio-linked swap contracts, although final payment related to this contract was recorded in 2002, in accordance with contract terms. Net realized investment gains related to insurance portfolio-linked contracts were $2.1 million for the year ended December 31, 2002.

As of December 31, 2002, the Company no longer held any other swap contracts for investment purposes. The net decrease in net investment income related to these contracts was $0.4 million for the year ended December 31, 2002.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

F. UNREALIZED GAINS AND LOSSES
Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                            EQUITY
                                                                                          SECURITIES
                                                                            FIXED          AND OTHER
FOR THE YEARS ENDED DECEMBER 31,                                          MATURITIES        (1)(2)          TOTAL
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
Net (depreciation) appreciation, beginning of year                       $       (2.6)   $        5.7    $        3.1
                                                                         ------------    ------------    ------------
    Net appreciation (depreciation)  on available-for-sale
      Securities and derivative instruments                                       6.8            (1.9)            4.9
    Net depreciation from the effect on deferred
      Policy acquisition costs and on policy liabilities                          5.9               -             5.9
    (Provision) benefit for deferred federal income taxes                        (4.4)            0.6            (3.8)
                                                                         ------------    ------------    ------------
                                                                                  8.3            (1.3)            7.0
                                                                         ------------    ------------    ------------
Net depreciation, end of year                                                     5.7             4.4            10.1
                                                                         ------------    ------------    ------------

2003
Net (depreciation) appreciation, beginning of year                       $        8.6    $        6.2    $       14.8
                                                                         ------------    ------------    ------------
    Net depreciation on available-for-sale securities                           (21.0)           (0.7)          (21.7)
    Net depreciation from the effect on deferred
      Policy acquisition costs and on policy liabilities                          3.8               -             3.8
    Benefit for deferred federal income taxes                                     6.0             0.2             6.2
                                                                         ------------    ------------    ------------
                                                                                (11.2)           (0.5)          (11.7)
                                                                         ------------    ------------    ------------
Net (depreciation) appreciation, end of year                             $       (2.6)   $        5.7    $        3.1
                                                                         ------------    ------------    ------------

2002
Net (depreciation) appreciation, beginning of year                       $       21.3    $       (0.3)   $       21.0
                                                                         ------------    ------------    ------------
    Net appreciation on available-for-sale
      Securities                                                                 19.7            10.0            29.7
    Net depreciation from the effect on deferred
      Policy acquisition costs and on policy liabilities                        (39.3)              -           (39.3)
    Benefit (provision) for deferred federal income taxes                         6.9            (3.5)            3.4
                                                                         ------------    ------------    ------------
                                                                                (12.7)            6.5            (6.2)
                                                                         ------------    ------------    ------------
Net appreciation (depreciation), end of year                             $        8.6    $        6.2    $       14.8
                                                                         ------------    ------------    ------------

1) FIXED MATURITIES INCLUDE AFTER-TAX NET APPRECIATION (DEPRECIATION) ON DERIVATIVE INSTRUMENTS OF $20.0 MILLION, $(4.7) MILLION AND $(38.0) MILLION IN 2004, 2003 AND 2002, RESPECTIVELY. BALANCES AT DECEMBER 31, 2004, 2003 AND 2002 INCLUDE AFTER-TAX NET DEPRECIATION FROM DERIVATIVE INSTRUMENTS OF $50.5 MILLION, $70.5 MILLION AND $65.8 MILLION, RESPECTIVELY.

(2) BALANCES AT DECEMBER 31, 2004, 2003 AND 2002 INCLUDE NET APPRECIATION (DEPRECIATION) ON OTHER ASSETS OF $1.1 MILLION, $(2.9) MILLION, AND $0.1 MILLION, RESPECTIVELY.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

G. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION
The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position at December 31, 2004 and 2003:

DECEMBER 31,                                                                   2004                          2003
-----------------------------------------------------------------------------------------------------------------------------
                                                                        GROSS                        GROSS
                                                                     UNREALIZED        FAIR        UNREALIZED       FAIR
                                                                       LOSSES          VALUE         LOSSES         VALUE
-----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Investment grade fixed maturities (1):
  0-6 months                                                        $        2.3   $      367.3   $        6.8   $      458.3
  7-12 months                                                                3.1          175.5           10.8          239.0
  Greater than 12 months                                                     7.4          196.0            3.7           74.5
                                                                    ---------------------------------------------------------
Total investment grade fixed maturities                                     12.8          738.8           21.3          771.8

Below investment grade fixed maturities (2):
  0-6 months                                                                 0.1            5.3            0.7           20.4
  7-12 months                                                                0.5            3.4            2.5            8.2
  Greater than 12 months                                                       -            1.0            5.2           29.0
                                                                    ---------------------------------------------------------
Total below investment grade fixed maturities                                0.6            9.7            8.4           57.6
Equity securities                                                              -              -            0.1            1.3
                                                                    ---------------------------------------------------------
Total fixed maturities and equity securities                        $       13.4   $      748.5   $       29.8   $      830.7
                                                                    =========================================================

(1) INCLUDES GROSS UNREALIZED LOSSES FOR INVESTMENT GRADE FIXED MATURITY OBLIGATIONS OF THE U.S. TREASURY, U.S. GOVERNMENT AND AGENCY SECURITIES, STATES, AND POLITICAL SUBDIVISIONS OF $2.2 MILLION AND $4.7 MILLION AT DECEMBER 31, 2004 AND 2003, RESPECTIVELY.

(2) AT DECEMBER 31, 2004 AND 2003, SUBSTANTIALLY ALL BELOW INVESTMENT GRADE SECURITIES WITH AN UNREALIZED LOSS HAD BEEN RATED BY THE NAIC, STANDARD & POOR'S, OR MOODY'S.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the length of time and the extent to which the fair value has been less than amortized cost; the financial condition and near-term prospects of the issuer; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; any specific events which may influence the operations of the issuer; general market conditions; the financial condition and prospects of the issuer's market and industry; and, the Company's ability and intent to hold the investment. As a result of this review, the Company has concluded that the gross unrealized losses of fixed maturities and equity securities are temporary.

H. OTHER
At December 31, 2004, the Company had no concentration of investments in a single investee that exceeded 10% of shareholders' equity except for investments with Federal Home Loan Mortgage Corporation with a fair value of $272.7 million, Federal National Mortgage Association with a fair value of $234.3 million and Morgan Stanley Dean Witter Capital I with a fair value of $155.5 million. At December 31, 2003, the Company had no concentration of investments in a single investee that exceeded 10% of shareholders' equity except for investments with Federal National Mortgage Association with a fair value of $309.7 million and Federal Home Loan Mortgage Corporation with a fair value of $134.7 million.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

6. INVESTMENT INCOME AND GAINS AND LOSSES

A. NET INVESTMENT INCOME
The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                         $      217.0    $      235.1    $      364.0
Equity securities                                                                 0.1             0.5             0.9
Mortgage loans                                                                    8.0            12.5            16.4
Policy loans                                                                     17.7            18.8            24.8
Derivatives                                                                     (21.3)           (5.9)          (37.7)
Other long-term investments                                                       1.9            13.5            19.6
Short-term investments                                                            1.3             1.8             6.3
                                                                         --------------------------------------------
  Gross investment income                                                       224.7           276.3           394.3
Less investment expenses                                                         (7.2)           (5.4)          (10.1)
                                                                         --------------------------------------------
Net investment income                                                    $      217.5    $      270.9    $      384.2
                                                                         ============================================

The Company had fixed maturities with a carry value of $24.3 million and $22.5 million on non-accrual status at December 31, 2004 and 2003, respectively. The Company had no mortgage loans on non-accrual status at December 31, 2004 and 2003, respectively. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $4.2 million, $5.7 million, and $15.7 million in 2004, 2003, and 2002, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2004 and 2003.

There were no mortgage loans which were non-income producing at December 31, 2004 and 2003. However, the Company had non-income producing fixed maturities with a carrying value of $10.4 million and $13.0 million at December 31, 2004 and 2003, respectively.

Included in other long-term investments are losses from limited partnerships of $0.3 million in 2004, and income of $4.2 million and $5.3 million in 2003 and 2002, respectively.

B. NET REALIZED INVESTMENT GAINS AND LOSSES
Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                         $       13.8    $       18.1    $      (73.0)
Equity securities                                                                 3.0             2.7           (11.3)
Mortgage loans                                                                    0.4             0.8             0.8
Derivatives                                                                      (8.0)           (4.3)          (53.1)
Other long-term investments                                                      (0.6)           (0.9)           (1.1)
                                                                         --------------------------------------------
Net realized investment gains (losses)                                   $        8.6    $       16.4    $     (137.7)
                                                                         ============================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                                         PROCEEDS FROM
                                                                           VOLUNTARY         GROSS           GROSS
FOR THE YEARS ENDED DECEMBER 31,                                             SALES           GAINS           LOSSES
----------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
Fixed maturities                                                         $       506.9   $        13.3   $         4.8
Equity securities                                                                  7.9             3.5             0.3

2003
Fixed maturities                                                         $     1,074.6   $        69.8   $         9.0
Equity securities                                                                 36.9             1.4               -

2002
Fixed maturities                                                         $     2,312.8   $       118.8   $        29.9
Equity securities                                                                  0.5             0.1               -

The Company recognized losses of $5.1 million, $43.9 million, and $176.3 million in 2004, 2003, and 2002, respectively, related to other-than-temporary impairments of fixed maturities and other securities. In addition, in 2002, the Company transferred approximately $550 million of investment assets, with an amortized cost of $525 million, to settle net payables related to the sale of the Company's universal life business. Of this amount, approximately $100 million was cash; the remaining balance was settled through the transfer of fixed maturities and policy loans.

C. OTHER COMPREHENSIVE INCOME RECONCILIATION
The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,                                                 2004          2003          2002
--------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Unrealized appreciation (depreciation) on available-for-sale securities:

Unrealized holding gains (losses) arising during period, (net of taxes
(benefit) of $(1.2), $3.2, and $(12.8) in 2004, 2003 and 2002)                $     (2.5)   $      5.9    $    (23.7)

Less: reclassification adjustment for gains (losses) included in net income (net of taxes (benefit) of $5.7, $7.0, and $(29.9) million in 2004,
2003 and 2002                                                                       10.5          12.9         (55.5)
                                                                              --------------------------------------
Total available-for-sale securities                                                (13.0)         (7.0)         31.8
                                                                              --------------------------------------

Unrealized (depreciation) appreciation on derivative instruments:

Unrealized holding gains (losses) arising during period, (net of taxes of
$11.7, $10.7, and $4.7 million in 2004, 2003 and 2002)                              21.9          19.9           8.9

Less: reclassification adjustment for gain (losses) included in net income
(net of taxes of $1.0, $13.2, and $25.2 million in 2004, 2003 and 2002)              1.9          24.6          46.9
                                                                              --------------------------------------
Total derivative instruments                                                        20.0          (4.7)        (38.0)
                                                                              --------------------------------------
Net unrealized appreciation (depreciation) on available-for-sale securities   $      7.0    $    (11.7)   $     (6.2)
                                                                              ======================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

7. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and Cash Equivalents
For these short-term investments, the carrying amount approximates fair value.

Fixed Maturities
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

Equity Securities
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage Loans
Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair values are limited to the lesser of the present value of the cash flows or book value.

Policy Loans
The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

Derivative Instruments
Fair values are estimated using independent pricing sources.

Investment Contracts (Without Mortality Features)
Fair values for liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

Trust Instruments Supported by Funding Obligations
Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The estimated fair values of the financial instruments were as follows:

                                                                                    2004                          2003
                                                                         ---------------------------------------------------------
                                                                           CARRYING         FAIR         CARRYING         FAIR
DECEMBER 31                                                                  VALUE          VALUE          VALUE         VALUE
----------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets
   Cash and cash equivalents                                             $      280.9   $      280.9   $      553.6   $      553.6
   Fixed maturities                                                           3,976.1        3,976.1        4,080.1        4,080.1
   Equity securities                                                              5.6            5.6           10.3           10.3
   Mortgage loans                                                                64.1           77.0          122.3          128.1
   Policy loans                                                                 256.4          256.4          268.0          268.0
   Derivative instruments                                                        72.9           72.9           36.5           36.5

Financial Liabilities
   Guaranteed investment contracts                                       $       30.0   $       31.2   $      207.5   $      217.0
   Derivative instruments                                                        12.3           12.3           27.2           27.2
   Supplemental contracts without life contingencies                             75.4           75.4           73.7           73.7
   Dividend accumulations                                                        86.1           86.1           87.1           87.1
   Other individual contract deposit funds                                       44.1           44.1           51.1           51.1
   Other group contract deposit funds                                            38.6           38.3          162.2          165.3
   Individual annuity contracts - general account                             1,156.1        1,121.3        1,193.7        1,150.3
   Trust instruments supported by funding obligations                         1,126.0        1,128.2        1,200.3        1,210.8

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

8. CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2004 and 2003 and for the periods ended December 31, 2004, 2003 and 2002 is as follows:

  DECEMBER 31                                                                  2004            2003
  -----------------------------------------------------------------------------------------------------
  (IN MILLIONS)
  Assets
    Fixed maturities, at fair value (amortized cost of $505.3 and
    $496.2)                                                                $      535.1    $      523.4
    Mortgage loans                                                                 31.4            40.7
    Policy loans                                                                  144.4           156.1
    Cash and cash equivalents                                                      20.1             9.4
    Accrued investment income                                                      11.4            12.3
    Deferred policy acquisition costs                                               4.4             6.1
    Deferred federal income taxes                                                   8.0             7.6
    Other assets                                                                    2.6             4.9
                                                                           ------------    ------------
  Total assets                                                             $      757.4    $      760.5
                                                                           ------------    ------------

  Liabilities
    Policy liabilities and accruals                                        $      726.1    $      749.9
    Policyholder dividends                                                         64.9            62.8
    Other liabilities                                                              10.6             2.6
                                                                           ------------    ------------
  Total liabilities                                                        $      801.6    $      815.3
                                                                           ------------    ------------

  Excess of Closed Block liabilities over assets designated to the
    Closed Block                                                           $       44.2    $       54.8
  Amounts included in accumulated other comprehensive income:

  Net unrealized investment losses, net of deferred federal income
    tax benefits of $5.9 and $5.5 million                                         (11.0)          (10.2)
                                                                           ------------    ------------
  Maximum future earnings to be recognized from Closed Block
    assets and liabilities                                                         33.2            44.6
                                                                           ============    ============

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Revenues
    Premiums and other income                                            $       38.7    $       40.8    $       46.2
    Net investment income                                                        43.0            46.4            51.3
    Net realized investment gains (losses)                                          -             2.3            (8.3)
                                                                         --------------------------------------------
Total revenues                                                                   81.7            89.5            89.2
                                                                         --------------------------------------------
Benefits and expenses
    Policy benefits                                                              68.8            80.7            79.4
    Policy acquisition expenses                                                   1.7             2.2             2.2
    Other operating expenses                                                      0.1             0.2             0.7
                                                                         --------------------------------------------
Total benefits and expenses                                                      70.6            83.1            82.3
                                                                         --------------------------------------------
Contribution from the Closed Block                                       $       11.1    $        6.4    $        6.9
                                                                         --------------------------------------------

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Cash Flows
    Cash flows from operating activities:
    Contribution from the Closed Block                                   $       11.1    $        6.4    $        6.9
    Adjustment for net realized investment (gains) losses                           -            (2.3)            8.3
    Change in:
           Deferred policy acquisition costs                                      1.7             2.1             2.2
           Policy liabilities and accruals                                      (25.6)          (15.0)          (31.2)
           Expenses and taxes payable                                            (0.3)          (21.2)            9.6
           Other, net                                                             4.3            (0.8)           (1.3)
                                                                         --------------------------------------------
    Net cash used in operating activities                                        (8.8)          (30.8)           (5.5)
    Cash flows from investing activities:
        Sales, maturities and repayments of investments                          67.9           136.2           176.1
        Purchases of investments                                                (60.1)         (107.6)         (194.2)
        Policy loans                                                             11.7            11.3            14.7
                                                                         --------------------------------------------
    Net cash provided by (used in) investing activities                          19.5            39.9            (3.4)
                                                                         --------------------------------------------
Net increase (decrease) in cash and cash equivalents                             10.7             9.1            (8.9)
Cash and cash equivalents, beginning of year                                      9.4             0.3             9.2
                                                                         --------------------------------------------
Cash and cash equivalents, end of year                                   $       20.1    $        9.4    $        0.3
                                                                         --------------------------------------------

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

9. GOODWILL

On January 1, 2002, the Company adopted Statement No. 142. Upon implementation, the Company recorded an impairment charge of $1.6 million, net of taxes, and ceased its amortization of goodwill. In accordance with the provisions of Statement No. 142, the Company performed its annual review of its goodwill for impairment in the fourth quarter of 2003 and recorded a pre-tax charge of $2.1 million, to recognize the impairment of goodwill related to one of its non-insurance subsidiaries. This change was reflected in other operating expenses in the Consolidated Statements of Income. The Company used a discounted cash flow model to value this subsidiary. Subsequent to the Company's annual impairment review, on December 31, 2003, the Company sold this subsidiary. The Company's remaining $0.9 million of goodwill was expensed as a component of the related loss on sale.

10. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax benefit in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Federal income tax benefit
   Current                                                               $      (80.5)   $        2.5    $      (28.5)
   Deferred                                                                      44.7           (19.9)         (215.3)
                                                                         --------------------------------------------
Total                                                                    $      (35.8)   $      (17.4)   $     (243.8)
                                                                         ============================================

The federal income tax (benefit) expense attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Expected federal income tax (benefit) expense                            $        3.9    $       (0.4)   $     (216.0)
   Prior years' federal income tax settlement                                   (30.4)              -           (11.6)
   Dividend received deduction                                                   (9.8)          (11.2)          (10.6)
   Tax credits                                                                   (5.5)           (4.5)          (10.8)
   Restricted stock                                                                 -             2.1               -
   Deferred tax adjustment                                                        6.4               -               -
   Sale of subsidiary                                                               -             1.5               -
   Changes in other tax estimates                                                 0.6            (4.1)            2.2
   Other, net                                                                    (1.0)           (0.8)            3.0
                                                                         --------------------------------------------
Federal income tax benefit                                               $      (35.8)   $      (17.4)   $     (243.8)
                                                                         ============================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Following are the components of the Company's deferred tax assets and liabilities.

DECEMBER 31,                                                                           2004            2003
---------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Deferred tax (asset) liabilities
     Insurance reserves                                                            $     (217.4)   $     (208.5)
     Deferred acquisition costs                                                           185.9           215.8
     Tax credit carryforwards                                                             (67.3)          (58.8)
     Employee benefit plans                                                               (64.0)          (59.6)
     Loss carryforwards                                                                   (34.6)          (95.7)
     Deferred sales inducement                                                             25.5            31.4
     Investments, net                                                                     (16.8)          (27.6)
     Discontinued operations                                                              (16.6)          (18.6)
     Software capitalization                                                                3.2             7.8
     Restructuring reserve                                                                 (1.6)           (7.4)
     Other, net                                                                            (4.2)           (2.6)
                                                                                   ----------------------------
Deferred tax asset, net                                                            $     (207.9)   $     (223.8)
                                                                                   ============================

Gross deferred income tax assets totaled approximately $634 million and $593 million at December 31, 2004 and 2003, respectively. Gross deferred income tax liabilities totaled approximately $426 million and $369 million at December 31, 2004 and 2003, respectively.

In the first quarter of 2004, the Company reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1982 and 1983 that resulted in a tax benefit of approximately $30 million.

Based upon the terms of the tax allocation agreement between the members of the consolidated tax return group, the Company believes it is more likely than not that the deferred tax asset will be realized. At December 31, 2004, there are available low-income housing credit carryforwards, foreign tax credit carryforwards and alternative minimum tax credit carryforwards of $59.4 million, $7.4 million and $0.5 million, respectively. The alternative minimum tax credit carryforward has no expiration date, the low-income housing credit carryforward will expire beginning in 2018 and the foreign tax credit carryforward will expire beginning in 2013. Approximately $6 million of the tax credit carryforwards are subject to an intercompany tax allocation agreement which requires the company to utilize such credits on a separate tax return basis. At December 31, 2004, the Company has net operating loss carryforwards of $98.9 million, which begin to expire in 2016.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1997. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

11. PENSION PLANS

DEFINED BENEFIT PLANS

Prior to 2005, AFC provided retirement benefits to substantially all of its employees under defined benefit pension plans. These plans were based on a defined benefit cash balance formula, whereby the Company annually provided an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees, who had met specified age and service requirements as of December 31, 1994, were eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

As of January 1, 2005, the defined benefit pension plans were frozen and the Company enhanced its defined contribution 401(k) plan. No further cash balance allocations will be credited for plan years beginning on or after January 1, 2005. In addition, grandfathered benefits are frozen at January 1, 2005 levels with an annual transition pension adjustment calculated at an interest rate equal to 5% per year, up to 35 years of completed service, and 3% thereafter. As a result of these actions, the Company recognized a curtailment gain of $1.0 million in 2004. The changes to the 401(k) plan are discussed in detail below.

ASSUMPTIONS

In order to measure the expense associated with these plans, management must make various estimates and assumptions, including discount rates used to value liabilities, assumed rates of return on plan assets, compensation increases, employee turnover rates and anticipated mortality rates, for example. The estimates used by management are based on the Company's historical experience, as well as current facts and circumstances. In addition, the Company uses outside actuaries to assist in measuring the expense and liability associated with these plans.

The Company utilizes a measurement date of December 31st to determine its pension benefit obligations. Weighted-average assumptions used to determine pension benefit obligations are as follows:

DECEMBER 31                                     2004          2003         2002
---------------------------------------------------------------------------------
(IN MILLIONS)
Discount rate                                    5.63%        5.875%         6.25%

Rate of compensation                               NA          4.00%         4.00%
Cash balance allocation (1)                        NA          5.00%         3.00%
Cash balance interest                            5.00%         5.00%         6.00%

(1) As a result of the aforementioned decision to freeze the defined benefit plans, pension benefit obligations will not be affected by future compensation increases and there will be no further cash balance allocations.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company utilizes a measurement date of January 1st to determine its periodic pension costs. Weighted-average assumptions used to determine net periodic pension costs are as follows:

FOR THE YEARS ENDED  DECEMBER 31,               2004          2003          2002
---------------------------------------------------------------------------------
(IN MILLIONS)
Discount rate                                    5.875%        6.25%         6.875%
Expected return on plan assets                   8.50%         8.50%         9.50%
Rate of compensation increase                    4.00%         4.00%         4.00%
Cash balance allocation                          5.50%         5.00%         3.00%
Cash balance interest crediting rate             5.00%         6.00%         7.00%

The expected rate of return was determined by using historical mean returns, adjusted for certain factors believed to have an impact on future returns. Specifically, the Company expects the equity market returns will be in the high single digit range and has adjusted the historical mean returns downward to reflect this expectation. Also, the Company decreased its fixed income mean return from historical levels based on its expectation of modest increases in interest rates, slightly offsetting the coupon return. The adjusted mean returns were weighted to the plan's actual asset allocation at December 31, 2003, resulting in an expected rate of return on plan assets for 2004 of 8.50%.

PLAN ASSETS

The Company utilizes a target allocation strategy, focusing on creating a mix of assets to generate growth in equity, as well as managing expenses and contributions. Various factors were taken into consideration in determining the appropriate asset mix, such as census data, actuarial valuation information and capital market assumptions. The Company has determined that the optimal investment strategy is to have a target mix of 72% of its plan assets in equity securities and 28% in fixed income securities and money market funds. The target allocations and actual invested asset allocations for 2004 and 2003 for the Company's plan assets are as follows:

                                                  TARGET
DECEMBER 31,                                      LEVELS         2004         2003
--------------------------------------------------------------------------------------
Equity securities:
Domestic                                                47%        41.91%        43.35%
International                                           20%        20.42%        20.19%
AFC Common Stock                                         5%         7.88%         7.41%
                                                ----------    ----------    ----------
Total equity securities                                 72%        70.21%        70.95%
                                                ----------    ----------    ----------
Fixed maturities                                        26%        29.38%        28.73%
Money market funds                                       2%         0.41%         0.32%
                                                ----------    ----------    ----------
Total fixed maturities and money market                 28%        29.79%        29.05%
                                                ----------    ----------    ----------
Total assets                                           100%       100.00%       100.00%
                                                ==========    ==========    ==========

During the fourth quarter of 2003, a portion of the plan assets were transferred from separate investment accounts of FAFLIC to non-affiliated commingled pools. At December 31, 2004 and 2003, approximately 67% and 66% respectively, of plan assets were invested in these commingled pools. Prior to 2003, plan assets were invested primarily in various separate accounts and the general account of FAFLIC. Equity securities include 796,462 shares of AFC common stock at December 31, 2004 and 2003 with a market value of $26.1 million and $24.5 million, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

OBLIGATIONS AND FUNDED STATUS

The following table is a reconciliation of the beginning and ending balances of the benefit obligations and the fair value of plan assets. At December 31, 2004 and 2003, the projected benefit obligations exceeded the plans' assets. Changes in the minimum pension liability are reflected as an adjustment to accumulated other comprehensive income and are primarily comprised of the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan. At December 31, 2004 and 2003, the Company had $48.0 million and $40.9 million in accumulated other comprehensive income related to its minimum pension liability. As such, during 2004 the Company recorded an increase in the minimum pension liability of $7.1 million, while in 2003, the Company recorded a decrease of $26.8 million. These changes in the liability are primarily the result of fluctuations in the market value of assets held by the plan due to general shifts in the equity market, as well as changes in plan assumptions.

DECEMBER 31                                                   2004            2003
--------------------------------------------------------------------------------------
(IN MILLIONS)
Accumulated benefit obligation                            $      559.7    $      512.3
                                                          ----------------------------
Change in benefit obligation:
Projected benefit obligation, beginning of year           $      522.5    $      525.4
Service cost - benefits earned during the year                    11.1            11.8
Interest cost                                                     31.2            30.4
Actuarial losses (gains)                                          28.4           (14.0)
Benefits paid                                                    (33.5)          (31.1)
                                                          ----------------------------
Projected benefit obligation, end of year                        559.7           522.5
                                                          ----------------------------

Change in plan assets:
Fair value of plan assets, beginning of year                     330.7           269.0
Actual return on plan assets                                      28.9            64.5
Company contribution                                               5.8            28.3
Benefits paid                                                    (33.5)          (31.1)
                                                          ----------------------------
Fair value of plan assets, end of year                           331.9           330.7
                                                          ----------------------------

Funded status of the plan                                       (227.8)         (191.8)
Unrecognized transition obligation                               (10.5)          (12.8)
Unamortized prior service cost                                    (0.1)           (8.3)
Unrecognized net actuarial losses                                138.7           137.4
Additional minimum pension liability                            (129.4)         (112.8)
                                                          ----------------------------
Net pension liability                                     $     (229.1)   $     (188.3)
                                                          ----------------------------

As a result of the Company's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $1.9 million and $3.3 million in 2004 and 2003, respectively, which reflects fair value, net of applicable amortization. In addition to the net pension liability, the Company recorded $0.6 million in intangible assets related to its non-qualified plans in 2003. There were no intangible assets as of December 31, 2004.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
Service cost - benefits earned during the year                           $       11.1    $       11.8    $       11.1
Interest cost                                                                    31.2            30.4            32.6
Expected return on plan assets                                                  (27.0)          (22.4)          (33.4)
Recognized net actuarial loss                                                    21.5            28.9            11.3
Amortization of transition asset                                                 (2.2)           (2.2)           (2.2)
Amortization of prior service cost                                               (2.9)           (3.0)           (2.6)
Curtailment (gain) loss and special termination benefits                         (1.0)            0.7             5.4
                                                                         --------------------------------------------
Net periodic pension cost                                                $       30.7    $       44.2    $       22.2
                                                                         ============================================

The curtailment gain in 2004 is due to the aforementioned decision to freeze the defined benefit pension plans and primarily reflects the elimination of unrecognized prior service cost. The curtailment loss in 2003 of $0.7 million is the result of the Life Companies VeraVest restructuring effort in the fourth quarter of 2003 (see Note 3 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for those home office participants terminated as a result of the VeraVest restructuring. The curtailment loss and special termination benefits in 2002 of $4.3 million and $1.1 million, respectively, relate to the 2002 Life Companies restructuring (see Note 3 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for agents terminated pursuant to the 2002 Life Companies restructuring, while special termination benefit costs reflect acceleration of retirement criteria under the plan for transition group participants terminated due to the restructuring.

The unrecognized net actuarial gains (losses) which exceed 10% of the greater of the projected benefit obligation or the market value of plan assets are amortized as a component of net periodic pension cost over five years.

CONTRIBUTIONS

The Company is required to contribute $0.9 million to its qualified pension plan in 2005 in order to fund its minimum obligation in accordance with ERISA. In addition, the Company expects to contribute $1.9 million to its non-qualified pension plans to fund 2005 benefit payments. At this time, no discretionary contributions are expected to be made to the plans in 2005.

BENEFIT PAYMENTS

  The Company estimates that benefit payments over the next 10 years will be as follows:

                                                                                                          2010-
(IN MILLIONS)                            2005         2006         2007         2008         2009         2014
-----------------------------------------------------------------------------------------------------------------
Qualified pension plan                $     27.9   $     28.4   $     30.2   $     31.2   $     31.3   $    182.1
Non-qualified pension plan            $      1.9   $      2.1   $      2.2   $      2.4   $      2.3   $     11.4

The benefit payments are based on the same assumptions used to measure the Company's benefit obligations at the end of 2004.

DEFINED CONTRIBUTION PLANS

In addition to the defined benefit plans, AFC provides a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2004, 2003 and 2002, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.2 million, $5.4 million, and $5.0 million in 2004, 2003 and 2002, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Effective January 1, 2005, coincident with the aforementioned decision to freeze the defined benefit plans, the Company enhanced its 401(k) plan to match 100% of employees' 401(k) plan contributions up to 5% of eligible compensation. Additionally, the Company will make an annual contribution to employees' accounts which is equal to 3% of the employee's compensation. This annual contribution will be made regardless of whether the employee contributes to the plan, as long as the employee is employed on the last day of the year.

In addition, the Company also has a defined contribution plan for substantially all of its former Life Companies agents. The Company recognized expenses in 2003 and 2002 of $1.1 million and $3.1 million, respectively, related to this plan. There was no expense recognized in 2004 related to this plan. The termination of all agent contracts as of December 31, 2002 pursuant to the Life Companies restructuring (see Note 3 - Significant Transactions) resulted in a decrease in the expense in 2003. There will be no future agent or employer contributions to this plan.

12. OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees, former agents, retirees and their dependents, under welfare benefit plans sponsored by FAFLIC. Generally, active employees become eligible with at least 15 years of service after the age of 40. Former agents of the Company became eligible at age 55 with at least 15 years of service. The Company ceased its distribution of proprietary life and annuity products in 2002 (see Note 14 - Segment Information) and terminated all life insurance and annuity agent contracts as of December 31, 2002. The population of agents receiving postretirement benefits was frozen as of this date. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments to beneficiaries of retired employees and to restrict eligibility to then current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("The Act") was enacted. The Act provides for a prescription drug benefit under Medicare as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to the benefit provided under Medicare. The Company adopted the provisions of the Act effective July 1, 2004. The Company determined that its benefits were at least actuarially equivalent to those provided by Medicare, therefore, the Company recognized a reduction in its accumulated postretirement benefit obligation of $2.9 million in 2004. Additionally, the Company reduced its net periodic postretirement benefit cost for the period by $0.1 million as a result of implementing the provisions of the Act.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

OBLIGATION AND FUNDED STATUS
The plans funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31                                                            2004          2003
--------------------------------------------------------------------------------------------
(IN MILLIONS)
Change in benefit obligation:

Accumulated postretirement benefit obligation,
  beginning of year                                                 $     78.9    $     75.9

Service cost                                                               1.3           1.4

Interest cost                                                              4.2           4.9

Actuarial losses                                                           1.0          10.7

Plan amendments                                                          (12.3)         (9.6)

Benefits paid                                                             (4.1)         (4.4)
                                                                    ------------------------
Accumulated postretirement benefit obligation, end of year                69.0          78.9
                                                                    ------------------------
Fair value of plan assets, end of year                                       -             -
                                                                    ------------------------
Funded status of plan                                                    (69.0)        (78.9)

Unamortized prior service cost                                           (19.6)        (10.5)

Unrecognized net actuarial losses                                          5.1           4.5
                                                                    ------------------------
Accumulated postretirement benefit costs                            $    (83.5)   $    (84.9)
                                                                    ------------------------

Plan amendments in 2004 and 2003 resulted in a benefit of $12.3 million and $9.6 million, respectively. The amendments reflect net increases in certain home office and agent retiree contributions, deductibles and co-payments, thereby lowering plan costs. In addition, the 2004 plan amendments include the implementation of a cap on future medical and drug claims for plan participants under the age of 65.

The Company estimates that benefit payments over the next 10 years will be as follows:

     FOR THE YEARS ENDED DECEMBER 31,
     ---------------------------------------------------------------------------------------
     (IN MILLIONS)
     2005                                                                         $      4.0
     2006                                                                                3.8
     2007                                                                                3.9
     2008                                                                                3.9
     2009                                                                                4.0
     2010-2014                                                                          21.2

The benefit payments are based on the same assumptions used to measure the Company's benefit obligation at the end of 2004 and reflect benefits attributable to estimated future service.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

COMPONENTS OF NET PERIODIC POSTRETIREMENT BENEFIT COSTS
The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,                        2004          2003         2002
-------------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost                                         $      1.3    $      1.4    $      2.2
Interest cost                                               4.2           4.9           5.0
Recognized net actuarial (gain) loss                       (3.2)          0.2          (0.3)
Amortization of prior service cost                          0.4          (1.9)         (2.2)
Curtailment gain and special termination benefits             -             -          (6.8)
                                                     --------------------------------------
Net periodic postretirement cost (benefit)           $      2.7    $      4.6    $     (2.1)
-------------------------------------------------------------------------------------------

The Company allocated approximately $1.4 million, $2.9 million and $(1.3) million of the net periodic postretirement cost (benefit) to its affiliated companies in 2004, 2003, and 2002 respectively.

As a result of the Life Companies restructuring in 2002 (see Note 3 - Significant Transactions), the Company recognized a curtailment gain and special termination benefit costs related to its postretirement benefit plans. The curtailment gain resulted from the effect of agent terminations related to those not fully eligible for benefits, while the special termination benefit costs reflect acceleration of retirement criteria for selected terminated employees.

As a result of the Company's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $0.9 million and $1.7 million in 2004 and 2003, respectively, which reflects fair value, net of applicable amortization.

ASSUMPTIONS

The Company utilizes a December 31 measurement date for its postretirement benefit plans. Weighted-average discount rate assumptions used to determine postretirement benefit obligations and periodic postretirement costs are as follows:

FOR THE YEARS ENDED DECEMBER 31                               2004         2003
----------------------------------------------------------------------------------
Postretirement benefit obligations discount rate               5.63%         5.875%
Postretirement benefit cost discount rate                      5.875%        6.25%

Assumed health care cost trend rates are as follows:

DECEMBER 31                                                    2004         2003
----------------------------------------------------------------------------------
Health care cost trend rate assumed for next year                 10%           10%
Rate to which the cost trend is assumed to decline
         (ultimate trend rate)                                     5%            5%
Year the rate reaches the ultimate trend rate                   2012          2012

Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates in each year would have the following effects:

                                                     1-PERCENTAGE POINT   1-PERCENTAGE POINT
                                                          INCREASE             DECREASE
--------------------------------------------------------------------------------------------
(IN MILLIONS)
Effect on total of service and interest cost              $   0.3             $   (0.2)
  during
Effect on accumulated postretirement benefit
  at December 31, 2004                                    $   2.0             $   (1.7)

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

13. DIVIDEND RESTRICTIONS

Massachusetts have enacted laws governing the payment of dividends to stockholders by insurers. Massachusetts laws affect the dividend paying ability of AFLIAC and FAFLIC.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Massachusetts Commissioner of Insurance, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFC agreed with the Massachusetts Commissioner of Insurance to maintain total adjusted capital levels at a minimum of 100% of AFLIAC's Company Action Level, which was $123.2 million at December 31, 2004. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $581.9 million at December 31, 2004 for AFLIAC. The Company Action Level is the first level in which the Massachusetts Commissioner of Insurance would mandate regulatory involvement based solely upon levels of risk based capital. There can be no assurance that AFLIAC would not require additional capital contributions from AFC. In the fourth quarters of 2004 and 2003, with permission from the Massachusetts Commissioner of Insurance, AFLIAC declared a return of capital of $75.0 million and a dividend of $25.0 million, respectively, to its parent, AFC. No dividends were declared by AFLIAC or FAFLIC to their parent in 2002, and neither company can pay dividends to their parent without prior approval from the Massachusetts Commissioner of Insurance.

14. SEGMENT INFORMATION

The Company offers financial products and services and conducts business in one operating segment, The Life Companies. To the extent a company has multiple operating segments, which the Company did prior to 2004, Statement of Financial Accounting Standards No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION, requires the disclosure of the separate financial information of each segment presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

The Life Companies segment consists of the former Allmerica Financial Services segment, the GIC business (formerly part of the Asset Management segment) and the discontinued group life and health business, including group life and health voluntary pools (the former Corporate Risk Management Services segment). The Life Companies segment manages a block of existing variable annuity, variable universal life and traditional life insurance products, GICs, and certain group retirement products. During 2003, the Company managed this existing life insurance business and also operated an independent broker/dealer business, which distributed third party investment and insurance products. In the fourth quarter of 2003, the Company announced the cessation of the retail business of its independent broker/dealer. In addition, prior to September 30, 2002, this segment actively manufactured and sold variable annuities, variable universal life and traditional life insurance products, as well as the Company's GIC products. GICs are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The assets and liabilities of the Company's discontinued group life and health business were previously reported in the Property and Casualty segment. In addition, during 2004, we allocated corporate overhead costs that were previously reported in the Company's former Corporate segment to the four operating segments.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

15. LEASE COMMITMENTS

Rental expenses for operating leases amounted to $0.5 million and $9.7 million in 2004 and 2003, respectively. These expenses relate primarily to building leases of the Company.

In 2003, the Company ceased operations of its retail broker/dealer operations (see Note 3 - Significant Transactions). As a result, the Company recognized certain additional rental expenses as restructuring costs. Such amounts were $13.8 million in 2003, which reflects the present value of the future minimum lease payments, as well as $7.4 million of estimated sublease rental income. In 2004, the Company recognized an additional $0.4 million of these lease expenses as restructuring costs.

At December 31, 2004, future minimum rental payments under non-cancelable operating leases, including those related to the Company's restructuring activities, were approximately $21.1 million, payable as follows: 2005 - $8.2 million; 2006 - $6.1 million; 2007 - $3.8 million; 2008 - $2.3; and $0.7 million thereafter. It is expected that, in the normal course of business, leases that expire may be renewed or replaced by leases on other property and equipment.

16. REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective December 31, 2002, the Company entered into a 100% coinsurance agreement related to substantially all of its universal life insurance business (see Note 3 - Significant Transactions). Reinsurance recoverables related to this agreement were $571.0 million and $625.3 million at December 31, 2004 and 2003, respectively. This balance represents approximately 57.9% and 60.1% of the Company's reinsurance recoverables at December 31, 2004 and 2003, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

   The effects of reinsurance were as follows:

   FOR THE YEARS ENDED DECEMBER 31
   (IN MILLIONS)                                               2004           2003          2002
   ------------------------------------------------------------------------------------------------
   Life and accident and health insurance premiums:
        Direct                                               $     80.2    $     81.2    $     84.2
        Assumed                                                     0.5           0.5           0.6
        Ceded                                                     (41.2)        (39.8)        (36.7)
                                                             --------------------------------------
   Net premiums                                              $     39.5    $     41.9    $     48.1
                                                             ======================================

   Life and accident and health insurance and other
     individual policy benefits, claims, losses and loss
     adjustment expenses:
        Direct                                               $    294.3    $    347.5    $    551.9
        Assumed                                                    (1.2)         (1.5)         (4.0)
        Ceded                                                     (62.0)        (80.8)        (62.3)
                                                             --------------------------------------
   Net policy benefits, claims, losses and loss
     adjustment expenses                                     $    231.1    $    265.2    $    485.6
                                                             --------------------------------------

17. DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

  FOR THE YEARS ENDED DECEMBER 31
  (IN MILLIONS)                                                2004           2003          2002
  -------------------------------------------------------------------------------------------------
  Balance at beginning of year                               $    894.6    $  1,030.1    $  1,588.4
  Acquisition expenses deferred                                     2.8          10.3         269.2
  Amortized to expense during the year                            (94.8)       (140.6)       (496.9)
  Adoption of SOP 03-1                                            (93.0)            -             -
  Impairment of DAC asset related to annuity business              (7.1)         (4.5)       (159.0)
  Amortization related to sale of universal life
     insurance business                                               -             -        (155.9)
  Adjustment to equity during the year                             (8.4)         (0.7)        (15.7)
                                                             ---------------------------------------
  Balance at end of year                                     $    694.1    $    894.6    $  1,030.1
                                                             =======================================

The Company adopted SOP 03-1 effective January 1, 2004. Upon adoption, the Company reclassified the balance of capitalized sales inducements that were previously included in DAC to other assets. The balance of capitalized sales inducements at January 1, 2004 was $89.7 million. SOP 03-1 also required that estimated gross profits used to calculate the amortization of DAC be adjusted to reflect increases in the guaranteed minimum benefit reserves. This resulted in a $3.3 million reduction in the DAC asset in 2004. For further discussion of the adoption of SOP 03-1, see Note 3, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

Prior to September 30, 2002, the Company manufactured and sold variable annuities, variable universal life and traditional life insurance products. During 2004, 2003 and 2002, the Company determined that the DAC asset related to certain distribution channels for the annuity business exceeded the present value of total expected gross profits. Therefore, the Company recognized permanent impairments of the DAC asset of $7.1 million, $4.5 million and $159.0 million, respectively, related to these items. Additionally, the Company ceased all new sales of proprietary variable annuities and life insurance products. Also, in 2002, the Company recognized a permanent impairment related to the universal life DAC asset of $155.9 million due to the sale of that business.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

18. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSE

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to losses and LAE. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $440.9 million, $437.3 million and $434.8 million at December 31, 2004, 2003 and 2002, respectively. Reinsurance recoverables related to this business were $325.1 million, $322.4 million and $329.3 million in 2004, 2003 and 2002, respectively.

19. CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS
Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION
On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP v. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who AFLIAC subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in the Company's opinion constituted "market timing", were subject to restrictions upon such trading that AFLIAC imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. The Company filed a motion for reconsideration and clarification of the court's partial summary judgment opinion, which was denied on April 8, 2004.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts totaling $150,000 for surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from AFLIAC's alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy of transferring money from money market accounts to international equity accounts and back again to money market accounts, they have been able to consistently obtain relatively risk free returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company intends to vigorously defend this matter, and regards plaintiffs' claims for lost trading profits as being speculative and, in any case, subject to an obligation to mitigate damages. Further, in the Company's view, these purported lost profits would not have been earned because of various actions taken by the Company, the investment management industry and regulators, to defer or eliminate market timing, including the implementation of "fair value" pricing.

The monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the Company's financial position. However, in the Company's judgment, the outcome is not expected to be material to the Company's financial position, although it could have a material effect on the results of operations for a particular quarter or annual period. The date for the damage phase of the litigation has been postponed and a new date has not yet been set.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business and is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies, which currently include inquiries relating to "market timing" in sub-accounts of variable annuity and life products, "revenue sharing" and other matters, and regulatory inquiries into compensation arrangements with brokers and agents. In the Company's opinion, based on the advice of legal counsel, the ultimate resolutions of such proceedings will not have a material effect on the Company's consolidated financial position, although they could have a material effect on the results of operations for a particular quarter or annual period.

20. RELATED PARTY TRANSACTIONS

AFLIAC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions to affiliates. Amounts charged by AFLIAC to its affiliates for these services are based on full cost including all direct and indirect overhead costs, that amounted to $167.5 million, $160.0 million and $350.6 million in 2004, 2003 and 2002 respectively. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $32.0 million and $20.5 million at December 31, 2004 and 2003, respectively.

In accordance with the above agreement, AFLIAC has allocated an increase of $9.5 million of the minimum pension liability as of December 31, 2004 and allocated a decrease of $46.2 million of the minimum pension liability as of December 31, 2003. AFLIAC allocated an increase of $76.0 million of the minimum pension liability as of December 31, 2002.

In December 2004, the Company declared a return of capital of $75.0 million to its parent, AFC. In January 2005 the Company distributed the return of capital, consisting of $74.9 million of securities and $0.1 million of cash.

In December 2003, the Company paid a dividend of $25.0 million to its parent, AFC, consisting of $24.8 million of securities and $0.2 million of cash.

In December 2002, the Company's parent, AFC declared a $20.0 million contribution of capital consisting of $19.9 million of fixed maturity securities and $0.1 million of cash that was paid in the first quarter of 2003.

In June 2002, the Company's parent, AFC, declared a $158.0 million contribution of capital consisting of $93.2 million of fixed maturity securities and $64.8 million of cash that was paid in the third quarter of 2002.

In March 2002, the Company's parent, AFC, declared a $10.0 million contribution of capital consisting of approximately $9.4 million of fixed maturity securities and $0.6 million of cash paid in the second quarter of 2002.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

21. STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis), as codified by the National Association of Insurance Commissioners. Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Statutory net income (loss) and surplus are as follows:

                                                     UNAUDITED
                                                        2004         2003         2002
-----------------------------------------------------------------------------------------
(IN MILLIONS)
Statutory Net Income (Loss) - Combined
  Life and Health Companies                               204.6          9.0       (296.0)
Statutory Shareholders' Surplus - Combined
  Life and Health Companies                               555.6        495.6        427.1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Allmerica Financial Life
Insurance and Annuity Company and the Contract
Owners of Group VEL Account of Allmerica
Financial Life Insurance and Annuity Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting Group VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
April 4, 2005

GROUP VEL ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

                                                                                   AIT             AIT            AIT
                                                                                  CORE           EQUITY        GOVERNMENT
                                                                                 EQUITY           INDEX           BOND
                                                                                 SERVICE         SERVICE         SERVICE
                                                                                 SHARES          SHARES          SHARES
                                                                             --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............  $      714,607  $    2,785,391  $       36,268
                                                                             --------------  --------------  --------------
  Total assets ............................................................         714,607       2,785,391          36,268

LIABILITIES:                                                                              -               -               -
                                                                             --------------  --------------  --------------
  Net assets ..............................................................  $      714,607  $    2,785,391  $       36,268
                                                                             ==============  ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $      714,607  $    2,785,391  $       36,268
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -               -               -
                                                                             --------------  --------------  --------------
                                                                             $      714,607  $    2,785,391  $       36,268
                                                                             ==============  ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $      730,166  $    3,091,045  $       37,006
Underlying Fund shares held ...............................................         417,167       1,045,567          33,488

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................         317,220       1,047,028          20,884
 Net asset value per unit, December 31, 2004 ..............................  $     2.252679  $     2.660258  $     1.736576

                                                                                                  AIT
                                                                                   AIT           SELECT           AIT
                                                                                  MONEY         CAPITAL          SELECT
                                                                                  MARKET      APPRECIATION       GROWTH
                                                                                 SERVICE        SERVICE          SERVICE
                                                                                  SHARES         SHARES          SHARES
                                                                             --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............  $      126,776  $    1,088,409  $    3,152,537
                                                                             --------------  --------------  --------------
  Total assets ............................................................         126,776       1,088,409       3,152,537

LIABILITIES:                                                                              -               -               -
                                                                             --------------  --------------  --------------
  Net assets ..............................................................  $      126,776  $    1,088,409  $    3,152,537
                                                                             ==============  ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $      126,776  $    1,088,409  $    3,152,537
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -               -               -
                                                                             --------------  --------------  --------------
                                                                             $      126,776  $    1,088,409  $    3,152,537
                                                                             ==============  ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $      126,776  $      929,694  $    3,479,366
Underlying Fund shares held ...............................................         126,776         476,120       2,040,477

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................          86,902         320,833       1,528,580
 Net asset value per unit, December 31, 2004 ..............................  $     1.461059  $     3.392432  $     2.062376

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

DECEMBER 31, 2004

                                                                                                   AIT
                                                                                   AIT            SELECT          AIT
                                                                                 SELECT         INVESTMENT       SELECT
                                                                              INTERNATIONAL       GRADE          VALUE
                                                                                  EQUITY         INCOME       OPPORTUNITY
                                                                                 SERVICE         SERVICE        SERVICE
                                                                                  SHARES          SHARES         SHARES
                                                                             --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............  $    1,380,609  $    1,286,693  $    1,855,859
                                                                             --------------  --------------  --------------
  Total assets ............................................................       1,380,609       1,286,693       1,855,859

LIABILITIES: ..............................................................               -               -               -
                                                                             --------------  --------------  --------------
  Net assets ..............................................................  $    1,380,609  $    1,286,693  $    1,855,859
                                                                             ==============  ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $    1,380,609  $    1,286,693  $    1,855,859
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -               -               -
                                                                             --------------  --------------  --------------
                                                                             $    1,380,609  $    1,286,693  $    1,855,859
                                                                             ==============  ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $    1,437,312  $    1,299,239  $    1,424,962
Underlying Fund shares held ...............................................       1,103,604       1,182,623         817,559

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................         740,464         692,502         514,881
 Net asset value per unit, December 31, 2004 ..............................  $     1.864577  $     1.858162  $     3.603079

                                                                                                  AIM
                                                                                  AIM             V.I.           ALGER
                                                                                  V.I.          PREMIER         AMERICAN
                                                                                 GROWTH          EQUITY        LEVERAGED
                                                                                SERIES I        SERIES I         ALLCAP
                                                                             --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............  $       46,592  $       53,312  $        1,390
                                                                             --------------  --------------  --------------
  Total assets ............................................................          46,592          53,312           1,390

LIABILITIES: ..............................................................               -               -               -
                                                                             --------------  --------------  --------------
  Net assets ..............................................................  $       46,592  $       53,312  $        1,390
                                                                             ==============  ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $       46,592  $       53,312  $        1,390
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -               -               -
                                                                             --------------  --------------  --------------
                                                                             $       46,592  $       53,312  $        1,390
                                                                             ==============  ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $       60,455  $       62,975  $        1,534
Underlying Fund shares held ...............................................           2,903           2,503              46

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................          95,652          78,787           1,710
 Net asset value per unit, December 31, 2004 ..............................  $     0.487108  $     0.676650  $     0.812799

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

DECEMBER 31, 2004

                                                                                                ALLIANCE-
                                                                                                BERNSTEIN
                                                                                 ALGER            GROWTH       ALLIANCE-
                                                                                AMERICAN           AND         BERNSTEIN
                                                                                 SMALL            INCOME       TECHNOLOGY
                                                                             CAPITALIZATION      CLASS B        CLASS B
                                                                             --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............  $       29,908  $        5,233  $        7,109
                                                                             --------------  --------------  --------------
  Total assets ............................................................          29,908           5,233           7,109

LIABILITIES:                                                                              -               -               -
                                                                             --------------  --------------  --------------
  Net assets ..............................................................  $       29,908  $        5,233  $        7,109
                                                                             ==============  ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $       29,908  $        5,233  $        7,109
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -               -               -
                                                                             --------------  --------------  --------------
                                                                             $       29,908  $        5,233  $        7,109
                                                                             ==============  ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $       23,608  $        4,519  $        7,960
Underlying Fund shares held ...............................................           1,476             219             471

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................          44,547           4,513          15,857
 Net asset value per unit, December 31, 2004 ..............................  $     0.671366  $     1.159755  $     0.448309

                                                                                                DELAWARE        DELAWARE
                                                                                DELAWARE          VIP             VIP
                                                                                  VIP             CASH          EMERGING
                                                                                BALANCED        RESERVES         MARKETS
                                                                             --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............  $        9,812  $       26,429  $       10,966
                                                                             --------------  --------------  --------------
  Total assets ............................................................           9,812          26,440          10,966

LIABILITIES:                                                                              -               -               -
                                                                             --------------  --------------  --------------
  Net assets ..............................................................  $        9,812  $       26,440  $       10,966
                                                                             ==============  ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $        9,812  $       26,440  $       10,966
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -               -               -
                                                                             --------------  --------------  --------------
                                                                             $        9,812  $       26,440  $       10,966
                                                                             ==============  ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $        9,903  $       26,429  $        6,353
Underlying Fund shares held ...............................................             734          26,429             756

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................           9,561          23,626           5,825
 Net asset value per unit, December 31, 2004 ..............................  $     1.026284  $     1.119053  $     1.882822

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

DECEMBER 31, 2004

                                                                                                DELAWARE
                                                                                DELAWARE          VIP
                                                                                  VIP        INTERNATIONAL      DELAWARE
                                                                                 GROWTH          VALUE            VIP
                                                                             OPPORTUNITIES       EQUITY           REIT
                                                                             --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............  $       47,112  $    1,222,036  $        4,198
                                                                             --------------  --------------  --------------
  Total assets ............................................................          47,112       1,222,036           4,198

LIABILITIES:                                                                              -               -               -
                                                                             --------------  --------------  --------------
  Net assets ..............................................................  $       47,112  $    1,222,036  $        4,198
                                                                             ==============  ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $       47,112  $    1,222,036  $        4,198
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -               -               -
                                                                             --------------  --------------  --------------
                                                                             $       47,112  $    1,222,036  $        4,198
                                                                             ==============  ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $       47,245  $    1,048,320  $        2,880
Underlying Fund shares held ...............................................           2,952          65,878             220

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................          67,311         597,993           1,926
 Net asset value per unit, December 31, 2004 ..............................  $     0.699911  $     2.043455  $     2.179749

                                                                                                DELAWARE
                                                                                DELAWARE          VIP
                                                                                  VIP            SMALL
                                                                                 SELECT           CAP
                                                                                 GROWTH          VALUE
                                                                             --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............  $      101,375  $        8,931
                                                                             --------------  --------------
  Total assets ............................................................         101,375           8,931

LIABILITIES:                                                                              -               -
                                                                             --------------  --------------
  Net assets ..............................................................  $      101,375  $        8,931
                                                                             ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $      101,375  $        8,931
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -               -
                                                                             --------------  --------------
                                                                             $      101,375  $        8,931
                                                                             ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $      118,784  $        6,017
Underlying Fund shares held ...............................................          11,983             293

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................         201,614           3,793
 Net asset value per unit, December 31, 2004 ..............................  $     0.502810  $     2.354194

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

DECEMBER 31, 2004

                                                                                                DELAWARE
                                                                                DELAWARE          VIP           DELAWARE
                                                                                  VIP             U.S.            VIP
                                                                                 TREND           GROWTH        VALUE (a)
                                                                             --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............  $      100,870  $       18,827  $      184,395
                                                                             --------------  --------------  --------------
  Total assets ............................................................         100,870          18,827         184,395

LIABILITIES:                                                                              -               -               -
                                                                             --------------  --------------  --------------
  Net assets ..............................................................  $      100,870  $       18,827  $      184,395
                                                                             ==============  ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $      100,870  $       18,827  $      184,395
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -               -               -
                                                                             --------------  --------------  --------------
                                                                             $      100,870  $       18,827  $      184,395
                                                                             ==============  ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $       96,279  $       19,072  $      149,701
Underlying Fund shares held ...............................................           3,282           2,757           9,989

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................         136,974          30,113         136,809
 Net asset value per unit, December 31, 2004 ..............................  $     0.736411  $     0.625228  $     1.347812

                                                                                FIDELITY
                                                                                  VIP           FIDELITY
                                                                                 ASSET            VIP
                                                                                MANAGER        CONTRAFUND
                                                                             --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............  $       83,013  $        1,232
                                                                             --------------  --------------
  Total assets ............................................................          83,013           1,232

LIABILITIES:                                                                              -               -
                                                                             --------------  --------------
  Net assets ..............................................................  $       83,013  $        1,232
                                                                             ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $       83,013  $        1,232
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -               -
                                                                             --------------  --------------
                                                                             $       83,013  $        1,232
                                                                             ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $       79,844  $          931
Underlying Fund shares held ...............................................           5,590              47

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................          39,941           1,112
 Net asset value per unit, December 31, 2004 ..............................  $     2.078701  $     1.104896

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

DECEMBER 31, 2004

                                                                                FIDELITY                        FIDELITY
                                                                                  VIP           FIDELITY          VIP
                                                                                EQUITY-           VIP            HIGH
                                                                                INCOME           GROWTH         INCOME
                                                                             --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............  $      365,520  $       80,086  $       81,681
                                                                             --------------  --------------  --------------
  Total assets ............................................................         365,520          80,086          81,681

LIABILITIES:                                                                              -               -               -
                                                                             --------------  --------------  --------------
  Net assets ..............................................................  $      365,520  $       80,086  $       81,681
                                                                             ==============  ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $      365,520  $       80,086  $       81,681
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -               -               -
                                                                             --------------  --------------  --------------
                                                                             $      365,520  $       80,086  $       81,681
                                                                             ==============  ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $      321,120  $       81,480  $       78,338
Underlying Fund shares held ...............................................          14,408           2,502          11,669

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................         140,933          33,662          53,893
 Net asset value per unit, December 31, 2004 ..............................  $     2.593557  $     2.379258  $     1.515654

                                                                                FIDELITY        FIDELITY
                                                                                  VIP             VIP
                                                                               INDEX 500        OVERSEAS
                                                                             --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............  $    4,303,635  $       16,448
                                                                             --------------  --------------
  Total assets ............................................................       4,303,635          16,448

LIABILITIES:                                                                              -               -
                                                                             --------------  --------------
  Net assets ..............................................................  $    4,303,635  $       16,448
                                                                             ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $    4,303,635  $       16,448
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor)................................................               -               -
                                                                             --------------  --------------
                                                                             $    4,303,635  $       16,448
                                                                             ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $    4,507,867  $       14,904
Underlying Fund shares held ...............................................          31,242             939

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................       4,248,213           9,094
 Net asset value per unit, December 31, 2004 ..............................  $     1.013062  $     1.808557

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

DECEMBER 31, 2004

                                                                                FT VIP
                                                                               TEMPLETON         PVIT           T. ROWE
                                                                                FOREIGN          TOTAL           PRICE
                                                                               SECURITIES       RETURN       INTERNATIONAL
                                                                                CLASS 2       PORTFOLIO II       STOCK
                                                                             --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market ..................  $       38,226  $           57  $      578,988
                                                                             --------------  --------------  --------------
  Total assets ............................................................          38,226              57         578,988

LIABILITIES:                                                                              -               -               -
                                                                             --------------  --------------  --------------
  Net assets ..............................................................  $       38,226  $           57  $      578,988
                                                                             ==============  ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $       38,226  $            -  $      578,988
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -              57               -
                                                                             --------------  --------------  --------------
                                                                             $       38,226  $           57  $      578,988
                                                                             ==============  ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $       43,899  $           58  $      557,591
Underlying Fund shares held ...............................................           2,664               6          43,079

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................          36,471              46         420,450
 Net asset value per unit, December 31, 2004 ..............................  $     1.048118  $     1.143937  $     1.377052

                                                                                  VAN
                                                                                 KAMPEN
                                                                                UIF CORE          VAN
                                                                                  PLUS           KAMPEN
                                                                                 FIXED            UIF
                                                                               INCOME(a)     TECHNOLOGY(a)
                                                                             --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds, at market ..................  $    4,859,885  $          205
                                                                             --------------  --------------
  Total assets ............................................................       4,859,885             205

LIABILITIES:                                                                              -               -
                                                                             --------------  --------------
  Net assets ..............................................................  $    4,859,885  $          205
                                                                             ==============  ==============

Net asset distribution by category:
 Variable life policies ...................................................  $    4,859,885  $          205
 Value of investment by Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................               -               -
                                                                             --------------  --------------
                                                                             $    4,859,885  $          205
                                                                             ==============  ==============

Investments in shares of the Underlying Funds, at cost ....................  $    4,640,193  $          262
Underlying Fund shares held ...............................................         420,405              57

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2004 .....................................       3,207,058             669
 Net asset value per unit, December 31, 2004 ..............................  $     1.515370  $     0.299985

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                  AIT              AIT            AIT
                                                                                 CORE            EQUITY        GOVERNMENT
                                                                                EQUITY            INDEX           BOND
                                                                                SERVICE          SERVICE        SERVICE
                                                                                SHARES           SHARES          SHARES
                                                                             --------------  --------------  --------------
INVESTMENT INCOME:
 Dividends ................................................................  $        7,459  $       41,734  $        1,284
                                                                             --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -               -              65
 Net realized gain (loss) from sales of investments .......................          (8,152)        (18,222)             (3)
                                                                             --------------  --------------  --------------
  Net realized gain (loss) ................................................          (8,152)        (18,222)             62
 Change in unrealized gain (loss) .........................................          66,609         234,819            (641)
                                                                             --------------  --------------  --------------
  Net realized and unrealized gain (loss) .................................          58,457         216,597            (579)
                                                                             --------------  --------------  --------------
  Net increase (decrease) in net assets from operations ...................  $       65,916  $      258,331  $          705
                                                                             ==============  ==============  ==============

                                                                                                  AIT
                                                                                  AIT           SELECT             AIT
                                                                                 MONEY          CAPITAL          SELECT
                                                                                 MARKET       APPRECIATION        GROWTH
                                                                                SERVICE         SERVICE          SERVICE
                                                                                 SHARES          SHARES          SHARES
                                                                             --------------  --------------  --------------
INVESTMENT INCOME:
 Dividends ................................................................  $        1,226  $            -  $            -
                                                                             --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -         104,735               -
 Net realized gain (loss) from sales of investments .......................               -          15,944        (125,944)
                                                                             --------------  --------------  --------------
  Net realized gain (loss) ................................................               -         120,679        (125,944)
 Change in unrealized gain (loss) .........................................               -          62,360         376,492
                                                                             --------------  --------------  --------------
  Net realized and unrealized gain (loss) .................................               -         183,039         250,548
                                                                             --------------  --------------  --------------
  Net increase (decrease) in net assets from operations ...................  $        1,226  $      183,039  $      250,548
                                                                             ==============  ==============  ==============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                   AIT
                                                                                  AIT             SELECT          AIT
                                                                                SELECT          INVESTMENT       SELECT
                                                                             INTERNATIONAL        GRADE          VALUE
                                                                                EQUITY           INCOME       OPPORTUNITY
                                                                                SERVICE          SERVICE        SERVICE
                                                                                SHARES           SHARES          SHARES
                                                                             --------------  --------------  --------------
INVESTMENT INCOME:
 Dividends ................................................................  $       27,573  $      893,422  $        1,617
                                                                             --------------  --------------  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -         298,460         183,209
 Net realized gain (loss) from sales of investments .......................         (77,273)         (1,476)        282,137
                                                                             --------------  --------------  --------------
  Net realized gain (loss) ................................................         (77,273)        296,984         465,346
 Change in unrealized gain (loss) .........................................         312,897        (397,897)           (392)
                                                                             --------------  --------------  --------------
  Net realized and unrealized gain (loss) .................................         235,624        (100,913)        464,954
                                                                             --------------  --------------  --------------
  Net increase (decrease) in net assets from operations ...................  $      263,197  $      792,509  $      466,571
                                                                             ==============  ==============  ==============

                                                                                                  AIM
                                                                                  AIM             V.I.           ALGER
                                                                                  V.I.          PREMIER         AMERICAN
                                                                                 GROWTH          EQUITY        LEVERAGED
                                                                                SERIES I        SERIES I         ALLCAP
                                                                             --------------  --------------  --------------
INVESTMENT INCOME:
 Dividends ................................................................  $            -  $          239  $            -
                                                                             --------------  --------------  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -               -               -
 Net realized gain (loss) from sales of investments .......................            (308)           (309)            (38)
                                                                             --------------  --------------  --------------
  Net realized gain (loss) ................................................            (308)           (309)            (38)
 Change in unrealized gain (loss) .........................................           3,756           2,976             146
                                                                             --------------  --------------  --------------
  Net realized and unrealized gain (loss) .................................           3,448           2,667             108
                                                                             --------------  --------------  --------------
  Net increase (decrease) in net assets from operations ...................  $        3,448  $        2,906  $          108
                                                                             ==============  ==============  ==============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                               ALLIANCE-
                                                                                               BERNSTEIN
                                                                                  ALGER         GROWTH         ALLIANCE-
                                                                                AMERICAN          AND          BERNSTEIN
                                                                                  SMALL         INCOME        TECHNOLOGY
                                                                             CAPITALIZATION     CLASS B         CLASS B
                                                                             --------------  --------------  --------------
INVESTMENT INCOME:
 Dividends ................................................................  $            -  $           36  $            -
                                                                             --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -               -               -
 Net realized gain (loss) from sales of investments .......................              73              21             (48)
                                                                             --------------  --------------  --------------
  Net realized gain (loss) ................................................              73              21             (48)
 Change in unrealized gain (loss) .........................................           3,942             475             420
                                                                             --------------  --------------  --------------
  Net realized and unrealized gain (loss) .................................           4,015             496             372
                                                                             --------------  --------------  --------------
  Net increase (decrease) in net assets from operations ...................  $        4,015  $          532  $          372
                                                                             ==============  ==============  ==============

                                                                                                 DELAWARE       DELAWARE
                                                                                DELAWARE           VIP            VIP
                                                                                   VIP            CASH          EMERGING
                                                                                BALANCED         RESERVES       MARKETS
                                                                             --------------  --------------  --------------
INVESTMENT INCOME:
 Dividends ................................................................  $          159  $          221  $          189
                                                                             --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -               -               -
 Net realized gain (loss) from sales of investments .......................             (26)              -             121
                                                                             --------------  --------------  --------------
  Net realized gain (loss) ................................................             (26)              -             121
 Change in unrealized gain (loss) .........................................             382               -           2,300
                                                                             --------------  --------------  --------------
  Net realized and unrealized gain (loss) .................................             356               -           2,421
                                                                             --------------  --------------  --------------
  Net increase (decrease) in net assets from operations ...................  $          515  $          221  $        2,610
                                                                             ==============  ==============  ==============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                DELAWARE
                                                                                DELAWARE          VIP
                                                                                  VIP        INTERNATIONAL      DELAWARE
                                                                                 GROWTH          VALUE             VIP
                                                                             OPPORTUNITIES      EQUITY            REIT
                                                                             --------------  --------------  --------------
INVESTMENT INCOME:
 Dividends ................................................................  $            -  $      109,533  $           52
                                                                             --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -               -              54
 Net realized gain (loss) from sales of investments .......................          (1,158)       (154,055)            112
                                                                             --------------  --------------  --------------
  Net realized gain (loss) ................................................          (1,158)       (154,055)            166
 Change in unrealized gain (loss) .........................................           6,125         287,397             749
                                                                             --------------  --------------  --------------
  Net realized and unrealized gain (loss) .................................           4,967         133,342             915
                                                                             --------------  --------------  --------------
  Net increase (decrease) in net assets from operations ...................  $        4,967  $      242,875  $          967
                                                                             ==============  ==============  ==============

                                                                                                DELAWARE
                                                                                DELAWARE          VIP
                                                                                  VIP            SMALL          DELAWARE
                                                                                 SELECT           CAP             VIP
                                                                                 GROWTH          VALUE           TREND
                                                                             --------------  --------------  --------------
INVESTMENT INCOME:
 Dividends ................................................................  $            -  $           13  $            -
                                                                             --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               -             133               -
 Net realized gain (loss) from sales of investments .......................            (247)            115             (12)
                                                                             --------------  --------------  --------------
  Net realized gain (loss) ................................................            (247)            248             (12)
 Change in unrealized gain (loss) .........................................           7,827           1,244          10,725
                                                                             --------------  --------------  --------------
  Net realized and unrealized gain (loss) .................................           7,580           1,492          10,713
                                                                             --------------  --------------  --------------
  Net increase (decrease) in net assets from operations ...................  $        7,580  $        1,505  $       10,713
                                                                             ==============  ==============  ==============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                        DELAWARE                     FIDELITY
                                                                          VIP          DELAWARE        VIP
                                                                          U.S.           VIP          ASSET
                                                                         GROWTH        VALUE (a)     MANAGER
                                                                      ------------   ------------  ------------
INVESTMENT INCOME:
 Dividends .........................................................  $         18   $      2,480  $     10,745
                                                                      ------------   ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ...............             -              -             -
 Net realized gain (loss) from sales of investments ................           (93)         2,122         5,043
                                                                      ------------   ------------  ------------
  Net realized gain (loss) .........................................           (93)         2,122         5,043
 Change in unrealized gain (loss) ..................................           772         18,716        (1,824)
                                                                      ------------   ------------  ------------
  Net realized and unrealized gain (loss) ..........................           679         20,838         3,219
                                                                      ------------   ------------  ------------
  Net increase (decrease) in net assets from operations ............  $        697   $     23,318  $     13,964
                                                                      ============   ============  ============

                                                                                       FIDELITY
                                                                        FIDELITY         VIP         FIDELITY
                                                                          VIP           EQUITY-        VIP
                                                                       CONTRAFUND       INCOME        GROWTH
                                                                      ------------   ------------  ------------
INVESTMENT INCOME:
 Dividends .........................................................  $          5   $      9,335  $      2,033
                                                                      ------------   ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ...............             -          2,230             -
 Net realized gain (loss) from sales of investments ................           273         31,268       (34,597)
                                                                      ------------   ------------  ------------
  Net realized gain (loss) .........................................           273         33,498       (34,597)
 Change in unrealized gain (loss) ..................................           (45)        18,382        38,614
                                                                      ------------   ------------  ------------
  Net realized and unrealized gain (loss) ..........................           228         51,880         4,017
                                                                      ------------   ------------  ------------
  Net increase (decrease) in net assets from operations ............  $        233   $     61,215  $      6,050
                                                                      ============   ============  ============

                                                                        FIDELITY
                                                                          VIP
                                                                          HIGH
                                                                         INCOME
                                                                      ------------
INVESTMENT INCOME:
 Dividends .........................................................  $      8,144
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ...............             -
 Net realized gain (loss) from sales of investments ................        (1,074)
                                                                      ------------
  Net realized gain (loss) .........................................        (1,074)
 Change in unrealized gain (loss) ..................................           409
                                                                      ------------
  Net realized and unrealized gain (loss) ..........................          (665)
                                                                      ------------
  Net increase (decrease) in net assets from operations ............  $      7,479
                                                                      ============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                        FT VIP
                                                                                                      TEMPLETON
                                                                         FIDELITY       FIDELITY       FOREIGN
                                                                           VIP            VIP         SECURITIES
                                                                        INDEX 500       OVERSEAS       CLASS 2
                                                                      -------------   -------------  -------------
INVESTMENT INCOME:
 Dividends .........................................................  $     260,484   $         311  $         354
                                                                      -------------   -------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ...............              -               -              -
 Net realized gain (loss) from sales of investments ................     (4,668,822)            299           (280)
                                                                      -------------   -------------  -------------
  Net realized gain (loss) .........................................     (4,668,822)            299           (280)
 Change in unrealized gain (loss) ..................................      4,985,056           2,055          5,844
                                                                      -------------   -------------  -------------
  Net realized and unrealized gain (loss) ..........................        316,234           2,354          5,564
                                                                      -------------   -------------  -------------
  Net increase (decrease) in net assets from operations ............  $     576,718   $       2,665  $       5,918
                                                                      =============   =============  =============

                                                                                                          VAN
                                                                                                        KAMPEN
                                                                          PVIT         T. ROWE         UIF CORE
                                                                          TOTAL         PRICE            PLUS
                                                                         RETURN      INTERNATIONAL       FIXED
                                                                      PORTFOLIO II      STOCK         INCOME (a)
                                                                      -------------  -------------   -------------
INVESTMENT INCOME:
 Dividends .........................................................  $           1  $       5,960   $     181,592
                                                                      -------------  -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ...............              1              -          10,932
 Net realized gain (loss) from sales of investments ................              -           (813)      2,127,812
                                                                      -------------  -------------   -------------
  Net realized gain (loss) .........................................              1           (813)      2,138,744
 Change in unrealized gain (loss) ..................................              -         65,056      (1,625,866)
                                                                      -------------  -------------   -------------
  Net realized and unrealized gain (loss) ..........................              1         64,243         512,878
                                                                      -------------  -------------   -------------
  Net increase (decrease) in net assets from operations ............  $           2  $      70,203   $     694,470
                                                                      =============  =============   =============

                                                                          VAN
                                                                         KAMPEN
                                                                          UIF
                                                                      TECHNOLOGY(a)
                                                                      -------------
INVESTMENT INCOME:
 Dividends .........................................................  $           -
                                                                      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ...............              -
 Net realized gain (loss) from sales of investments ................           (226)
                                                                      -------------
  Net realized gain (loss) .........................................           (226)
 Change in unrealized gain (loss) ..................................            182
                                                                      -------------
  Net realized and unrealized gain (loss) ..........................            (44)
                                                                      -------------
  Net increase (decrease) in net assets from operations ............  $         (44)
                                                                      =============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   AIT CORE                      AIT EQUITY
                                                                                    EQUITY                         INDEX
                                                                                 SERVICE SHARES                SERVICE SHARES
                                                                                   YEAR ENDED                    YEAR ENDED
                                                                                  DECEMBER 31,                  DECEMBER 31,
                                                                          ---------------------------   ---------------------------
                                                                              2004           2003           2004           2003
                                                                          ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $      7,459   $      5,180   $     41,734   $     75,423
  Net realized gain (loss) .............................................        (8,152)      (881,673)       (18,222)    (2,177,518)
  Change in unrealized gain (loss) .....................................        66,609        964,064        234,819      3,605,849
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ................        65,916         87,571        258,331      1,503,754
                                                                          ------------   ------------   ------------   ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................        75,062         88,568        144,416        135,504
  Terminations .........................................................       (56,850)    (1,846,239)       (42,893)    (6,499,782)
  Mortality and expense risk fees ......................................        (3,691)        (2,858)       (15,229)       (17,422)
  Insurance and other charges ..........................................       (17,254)       (15,938)       (45,456)      (143,338)
  Transfers between sub-accounts (including fixed account), net ........             -             (4)             -        508,081
  Other transfers from (to) the General Account ........................            (6)           (16)           362           (639)
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from policy transactions .......        (2,739)    (1,776,487)        41,200     (6,017,596)
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ................................        63,177     (1,688,916)       299,531     (4,513,842)

NET ASSETS:
 Beginning of year .....................................................       651,430      2,340,346      2,485,860      6,999,702
                                                                          ------------   ------------   ------------   ------------
 End of year ...........................................................  $    714,607   $    651,430   $  2,785,391   $  2,485,860
                                                                          ============   ============   ============   ============

                                                                                      AIT
                                                                                   GOVERNMENT                    AIT MONEY
                                                                                  BOND SERVICE                 MARKET SERVICE
                                                                                     SHARES                        SHARES
                                                                                   YEAR ENDED                    YEAR ENDED
                                                                                  DECEMBER 31,                   DECEMBER 31,
                                                                          ---------------------------   ---------------------------
                                                                              2004           2003           2004           2003
                                                                          ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $      1,284   $      1,467   $      1,226   $      8,443
  Net realized gain (loss) .............................................            62          5,417              -             75
  Change in unrealized gain (loss) .....................................          (641)        (5,946)             -              -
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ................           705            938          1,226          8,518
                                                                          ------------   ------------   ------------   ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         6,477          6,530         56,226        243,593
  Terminations .........................................................           (88)      (220,768)       (25,751)      (775,137)
  Mortality and expense risk fees ......................................          (240)          (248)          (683)        (6,436)
  Insurance and other charges ..........................................          (454)        (1,771)       (72,711)      (270,157)
  Transfers between sub-accounts (including fixed account), net ........             -              -              -       (723,294)
  Other transfers from (to) the General Account ........................            (9)            (2)            (1)           (19)
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from policy transactions .......         5,686       (216,259)       (42,920)    (1,531,450)
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ................................         6,391       (215,321)       (41,694)    (1,522,932)

NET ASSETS:
 Beginning of year .....................................................        29,877        245,198        168,470      1,691,402
                                                                          ------------   ------------   ------------   ------------
 End of year ...........................................................  $     36,268   $     29,877   $    126,776   $    168,470
                                                                          ============   ============   ============   ============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

                                                                                  AIT SELECT
                                                                                    CAPITAL                     AIT SELECT
                                                                                 APPRECIATION                     GROWTH
                                                                                SERVICE SHARES                SERVICE SHARES
                                                                                  YEAR ENDED                    YEAR ENDED
                                                                                 DECEMBER 31,                   DECEMBER 31,
                                                                          ---------------------------   ---------------------------
                                                                              2004           2003           2004           2003
                                                                          ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $          -   $          -   $          -   $      1,324
  Net realized gain (loss) .............................................       120,679       (232,738)      (125,944)   (13,283,504)
  Change in unrealized gain (loss) .....................................        62,360        428,108        376,492     13,999,993
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ................       183,039        195,370        250,548        717,813
                                                                          ------------   ------------   ------------   ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................        11,779         24,386        208,139        185,891
  Terminations .........................................................       (14,051)      (921,914)      (854,552)   (19,828,849)
  Mortality and expense risk fees ......................................        (7,385)        (4,949)       (18,861)       (26,853)
  Insurance and other charges ..........................................       (43,730)       (25,156)       (59,906)      (165,409)
  Transfers between sub-accounts (including fixed account), net ........      (202,106)       630,422           (798)       (18,085)
  Other transfers from (to) the General Account ........................       (24,530)          (322)            (2)          (243)
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from policy transactions .......      (280,023)      (297,533)      (725,980)   (19,853,548)
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ................................       (96,984)      (102,163)      (475,432)   (19,135,735)

NET ASSETS:
 Beginning of year .....................................................     1,185,393      1,287,556      3,627,969     22,763,704
                                                                          ------------   ------------   ------------   ------------
 End of year ...........................................................  $  1,088,409   $  1,185,393   $  3,152,537   $  3,627,969
                                                                          ============   ============   ============   ============

                                                                                   AIT SELECT
                                                                                 INTERNATIONAL
                                                                                    EQUITY
                                                                                 SERVICE SHARES
                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                                          ---------------------------
                                                                              2004           2003
                                                                          ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $     27,573   $     14,021
  Net realized gain (loss) .............................................       (77,273)    (2,763,476)
  Change in unrealized gain (loss) .....................................       312,897      2,991,973
                                                                          ------------   ------------
  Net increase (decrease) in net assets from operations ................       263,197        242,518
                                                                          ------------   ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................       119,958        139,886
  Terminations .........................................................      (956,628)    (4,082,619)
  Mortality and expense risk fees ......................................        (8,916)        (9,949)
  Insurance and other charges ..........................................       (20,650)       (44,200)
  Transfers between sub-accounts (including fixed account), net ........             -       (431,675)
  Other transfers from (to) the General Account ........................            58             44
                                                                          ------------   ------------
  Net increase (decrease) in net assets from policy transactions .......      (866,178)    (4,428,513)
                                                                          ------------   ------------
  Net increase (decrease) in net assets ................................      (602,981)    (4,185,995)

NET ASSETS:
 Beginning of year .....................................................     1,983,590      6,169,585
                                                                          ------------   ------------
 End of year ...........................................................  $  1,380,609   $  1,983,590
                                                                          ============   ============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

                                                                                   AIT SELECT                      AIT
                                                                                   INVESTMENT                  SELECT VALUE
                                                                                  GRADE INCOME                 OPPORTUNITY
                                                                                 SERVICE SHARES                SERVICE SHARES
                                                                                   YEAR ENDED                   YEAR ENDED
                                                                                  DECEMBER 31,                 DECEMBER 31,
                                                                          ---------------------------   ---------------------------
                                                                              2004           2003           2004           2003
                                                                          ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $    893,422   $  2,416,632   $      1,617   $      2,662
  Net realized gain (loss) .............................................       296,984      2,775,973        465,346     (4,584,603)
  Change in unrealized gain (loss) .....................................      (397,897)    (3,123,874)          (392)     4,067,328
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ................       792,509      2,068,731        466,571       (514,613)
                                                                          ------------   ------------   ------------   ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................       145,045        157,303         86,533        105,875
  Terminations .........................................................   (20,445,612)   (84,285,537)    (1,320,925)   (20,217,777)
  Mortality and expense risk fees ......................................       (38,054)       (98,536)       (11,422)       (23,722)
  Insurance and other charges ..........................................      (122,082)    (1,031,245)       (38,310)      (163,822)
  Transfers between sub-accounts (including fixed account), net ........             -      4,862,514        116,594     (1,679,114)
  Other transfers from (to) the General Account ........................            (9)        (1,279)       (24,688)          (193)
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from policy transactions .......   (20,460,712)   (80,396,780)    (1,192,218)   (21,978,753)
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ................................   (19,668,203)   (78,328,049)      (725,647)   (22,493,366)

NET ASSETS:
 Beginning of year .....................................................    20,954,896     99,282,945      2,581,506     25,074,872
                                                                          ------------   ------------   ------------   ------------
 End of year ...........................................................  $  1,286,693   $ 20,954,896   $  1,855,859   $  2,581,506
                                                                          ============   ============   ============   ============

                                                                                      AIM
                                                                                      V.I.
                                                                                     GROWTH
                                                                                    SERIES I
                                                                                   YEAR ENDED
                                                                                   DECEMBER 31,
                                                                          ---------------------------
                                                                              2004           2003
                                                                          ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $          -   $          -
  Net realized gain (loss) .............................................          (308)          (341)
  Change in unrealized gain (loss) .....................................         3,756          8,420
                                                                          ------------   ------------
  Net increase (decrease) in net assets from operations ................         3,448          8,079
                                                                          ------------   ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         7,561          7,238
  Terminations .........................................................             -              -
  Mortality and expense risk fees ......................................          (152)          (115)
  Insurance and other charges ..........................................          (983)          (915)
  Transfers between sub-accounts (including fixed account), net ........             -              -
  Other transfers from (to) the General Account ........................             -              -
                                                                          ------------   ------------
  Net increase (decrease) in net assets from policy transactions .......         6,426          6,208
                                                                          ------------   ------------
  Net increase (decrease) in net assets ................................         9,874         14,287

NET ASSETS:
 Beginning of year .....................................................        36,718         22,431
                                                                          ------------   ------------
 End of year ...........................................................  $     46,592   $     36,718
                                                                          ============   ============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

                                                                                    AIM V.I.                       ALGER
                                                                                    PREMIER                      AMERICAN
                                                                                     EQUITY                      LEVERAGED
                                                                                    SERIES I                       ALLCAP
                                                                                   YEAR ENDED                   YEAR ENDED
                                                                                   DECEMBER 31,                 DECEMBER 31,
                                                                          ---------------------------   ---------------------------
                                                                              2004           2003           2004           2003
                                                                          ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $        239   $        118   $          -   $          -
  Net realized gain (loss) .............................................          (309)          (367)           (38)           (86)
  Change in unrealized gain (loss) .....................................         2,976          8,363            146            411
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ................         2,906          8,114            108            325
                                                                          ------------   ------------   ------------   ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         8,955          7,279            147            246
  Terminations .........................................................             -              -              -              -
  Mortality and expense risk fees ......................................          (191)          (153)            (3)            (3)
  Insurance and other charges ..........................................        (1,269)        (1,216)          (187)          (185)
  Transfers between sub-accounts (including fixed account), net ........             -              -              -              -
  Other transfers from (to) the General Account ........................             -              -              1              -
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from policy transactions .......         7,495          5,910            (42)            58
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ................................        10,401         14,024             66            383


NET ASSETS:
 Beginning of year .....................................................        42,911         28,887          1,324            941
                                                                          ------------   ------------   ------------   ------------
 End of year ...........................................................  $     53,312   $     42,911   $      1,390   $      1,324
                                                                          ============   ============   ============   ============

                                                                                                                ALLIANCE-
                                                                                     ALGER                      BERNSTEIN
                                                                                   AMERICAN                      GROWTH
                                                                                     SMALL                      AND INCOME
                                                                                CAPITALIZATION                   CLASS B
                                                                                  YEAR ENDED                   YEAR ENDED
                                                                                  DECEMBER 31,                 DECEMBER 31,
                                                                          ---------------------------   ---------------------------
                                                                              2004           2003           2004           2003
                                                                          ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $          -   $          -   $         36   $         35
  Net realized gain (loss) .............................................            73            (44)            21           (703)
  Change in unrealized gain (loss) .....................................         3,942          5,887            475          1,762
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ................         4,015          5,843            532          1,094
                                                                          ------------   ------------   ------------   ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         5,581          3,968             98            393
  Terminations .........................................................             -              -              -         (2,081)
  Mortality and expense risk fees ......................................           (59)           (38)           (12)           (12)
  Insurance and other charges ..........................................          (842)          (760)          (295)          (341)
  Transfers between sub-accounts (including fixed account), net ........             -              -              -              -
  Other transfers from (to) the General Account ........................             -              -              -              -
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from policy transactions .......         4,680          3,170           (209)        (2,041)
                                                                          ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ................................         8,695          9,013            323           (947)

NET ASSETS:
 Beginning of year .....................................................        21,213         12,200          4,910          5,857
                                                                          ------------   ------------   ------------   ------------
 End of year ...........................................................  $     29,908   $     21,213   $      5,233   $      4,910
                                                                          ============   ============   ============   ============

(a)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

                                                                                  ALLIANCE-
                                                                                  BERNSTEIN                    DELAWARE
                                                                                  TECHNOLOGY                     VIP
                                                                                   CLASS B                     BALANCED
                                                                                  YEAR ENDED                  YEAR ENDED
                                                                                 DECEMBER 31,                DECEMBER 31,
                                                                          --------------------------  --------------------------
                                                                              2004          2003          2004          2003
                                                                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $          -  $          -  $        159  $        199
  Net realized gain (loss) .............................................           (48)         (130)          (26)         (365)
  Change in unrealized gain (loss) .....................................           420         1,621           382         1,374
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from operations ................           372         1,491           515         1,208
                                                                          ------------  ------------  ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         1,784           848         2,494         1,764
  Terminations .........................................................             -             -             -        (1,648)
  Mortality and expense risk fees ......................................           (20)          (12)          (47)          (34)
  Insurance and other charges ..........................................          (287)         (295)         (429)         (448)
  Transfers between sub-accounts (including fixed account), net ........             -             -             -             -
  Other transfers from (to) the General Account ........................             1             -            (1)            -
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......         1,478           541         2,017          (366)
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets ................................         1,850         2,032         2,532           842

NET ASSETS:
 Beginning of year .....................................................         5,259         3,227         7,280         6,438
                                                                          ------------  ------------  ------------  ------------
 End of year ...........................................................  $      7,109  $      5,259  $      9,812  $      7,280
                                                                          ============  ============  ============  ============

                                                                                  DELAWARE
                                                                                  VIP CASH
                                                                                  RESERVES
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                          --------------------------
                                                                              2004          2003
                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $        221  $         47
  Net realized gain (loss) .............................................             -             -
  Change in unrealized gain (loss) .....................................             -             -
                                                                          ------------  ------------
  Net increase (decrease) in net assets from operations ................           221            47
                                                                          ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         4,900             -
  Terminations .........................................................             -             -
  Mortality and expense risk fees ......................................           (61)          (17)
  Insurance and other charges ..........................................        (1,522)       (1,108)
  Transfers between sub-accounts (including fixed account), net ........             -        17,385
  Other transfers from (to) the General Account ........................             4             -
                                                                          ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......         3,321        16,260
                                                                          ------------  ------------
  Net increase (decrease) in net assets ................................         3,542        16,307

NET ASSETS:
 Beginning of year .....................................................        22,898         6,591
                                                                          ------------  ------------
 End of year ...........................................................  $     26,440  $     22,898
                                                                          ============  ============

(a)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements

GROUP VEL ACCOUNT

                                                                                 DELAWARE VIP                  DELAWARE
                                                                                   EMERGING                   VIP GROWTH
                                                                                    MARKETS                  OPPORTUNITIES
                                                                                  YEAR ENDED                  YEAR ENDED
                                                                                 DECEMBER 31,                DECEMBER 31,
                                                                          --------------------------  --------------------------
                                                                              2004          2003          2004          2003
                                                                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $        189  $         92  $          -  $          -
  Net realized gain (loss) .............................................           121            33        (1,158)       (1,686)
  Change in unrealized gain (loss) .....................................         2,300         2,286         6,125        12,676
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from operations ................         2,610         2,411         4,967        10,990
                                                                          ------------  ------------  ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         2,538         1,260         9,600         8,083
  Terminations .........................................................             -          (393)       (5,638)       (2,670)
  Mortality and expense risk fees ......................................           (27)          (14)         (255)         (182)
  Insurance and other charges ..........................................          (356)         (308)       (1,109)       (1,087)
  Transfers between sub-accounts (including fixed account), net ........             -             -             -             -
  Other transfers from (to) the General Account ........................             -             -           (62)           (1)
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......         2,155           545         2,536         4,143
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets ................................         4,765         2,956         7,503        15,133

NET ASSETS:
 Beginning of year .....................................................         6,201         3,245        39,609        24,476
                                                                          ------------  ------------  ------------  ------------
 End of year ...........................................................  $     10,966  $      6,201  $     47,112  $     39,609
                                                                          ============  ============  ============  ============

                                                                                 DELAWARE VIP
                                                                                INTERNATIONAL
                                                                                 VALUE EQUITY
                                                                                  YEAR ENDED
                                                                                 DECEMBER 31,
                                                                          --------------------------
                                                                              2004          2003
                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $    109,533  $    822,151
  Net realized gain (loss) .............................................      (154,055)   (2,131,393)
  Change in unrealized gain (loss) .....................................       287,397    12,145,671
                                                                          ------------  ------------
  Net increase (decrease) in net assets from operations ................       242,875    10,836,429
                                                                          ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         8,582         8,428
  Terminations .........................................................    (6,454,852)  (29,295,520)
  Mortality and expense risk fees ......................................        (7,102)      (53,765)
  Insurance and other charges ..........................................       (60,510)     (655,559)
  Transfers between sub-accounts (including fixed account), net ........       113,583    (3,872,911)
  Other transfers from (to) the General Account ........................        (1,987)       (4,049)
                                                                          ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......    (6,402,286)  (33,873,376)
                                                                          ------------  ------------
  Net increase (decrease) in net assets ................................    (6,159,411)  (23,036,947)

NET ASSETS:
  Beginning of year ....................................................     7,381,447    30,418,394
                                                                          ------------  ------------
  End of year ..........................................................  $  1,222,036  $  7,381,447
                                                                          ============  ============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

                                                                                  DELAWARE                   DELAWARE
                                                                                    VIP                     VIP SELECT
                                                                                    REIT                      GROWTH
                                                                                 YEAR ENDED                 YEAR ENDED
                                                                                 DECEMBER 31,               DECEMBER 31,
                                                                          --------------------------  --------------------------
                                                                              2004          2003          2004          2003
                                                                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $         52  $         57  $          -  $          -
  Net realized gain (loss) .............................................           166            78          (247)       (6,131)
  Change in unrealized gain (loss) .....................................           749           502         7,827        25,467
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from operations ................           967           637         7,580        19,336
                                                                          ------------  ------------  ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         1,192           516        24,924        16,132
  Terminations .........................................................           (13)            -             -        (7,719)
  Mortality and expense risk fees ......................................            (7)           (5)         (443)         (296)
  Insurance and other charges ..........................................          (465)         (612)       (2,692)       (2,585)
  Transfers between sub-accounts (including fixed account), net ........             -             -             -             -
  Other transfers from (to) the General Account ........................             1             -          (175)         (327)
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......           708          (101)       21,614         5,205
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets ................................         1,675           536        29,194        24,541

NET ASSETS:
 Beginning of year .....................................................         2,523         1,987        72,181        47,640
                                                                          ------------  ------------  ------------  ------------
 End of year ...........................................................  $      4,198  $      2,523  $    101,375  $     72,181
                                                                          ============  ============  ============  ============

                                                                                  DELAWARE
                                                                                  VIP SMALL
                                                                                 CAP VALUE
                                                                                 YEAR ENDED
                                                                                 DECEMBER 31,
                                                                          --------------------------
                                                                              2004          2003
                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $         13  $         21
  Net realized gain (loss) .............................................           248           254
  Change in unrealized gain (loss) .....................................         1,244         1,648
                                                                          ------------  ------------
  Net increase (decrease) in net assets from operations ................         1,505         1,923
                                                                          ------------  ------------
 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         1,735         1,516
  Terminations .........................................................           (15)       (1,122)
  Mortality and expense risk fees ......................................           (28)          (18)
  Insurance and other charges ..........................................          (462)         (667)
  Transfers between sub-accounts (including fixed account), net ........             -             -
  Other transfers from (to) the General Account ........................             1            (1)
                                                                          ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......         1,231          (292)
                                                                          ------------  ------------
  Net increase (decrease) in net assets ................................         2,736         1,631

NET ASSETS:
 Beginning of year .....................................................         6,195         4,564
                                                                          ------------  ------------
 End of year ...........................................................  $      8,931  $      6,195
                                                                          ============  ============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

                                                                                   DELAWARE                   DELAWARE
                                                                                     VIP                      VIP U.S.
                                                                                    TREND                      GROWTH
                                                                                  YEAR ENDED                 YEAR ENDED
                                                                                 DECEMBER 31,                DECEMBER 31,
                                                                          --------------------------  --------------------------
                                                                              2004          2003          2004          2003
                                                                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $          -  $          -  $         18  $         17
  Net realized gain (loss) .............................................           (12)       (2,739)          (93)       (1,089)
  Change in unrealized gain (loss) .....................................        10,725        21,421           772         3,367
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from operations ................        10,713        18,682           697         2,295
                                                                          ------------  ------------  ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................        16,727        14,143         5,529         5,250
  Terminations .........................................................            (1)       (6,213)           (1)       (1,700)
  Mortality and expense risk fees ......................................          (354)         (255)          (48)          (31)
  Insurance and other charges ..........................................        (2,429)       (2,303)       (1,051)       (1,060)
  Transfers between sub-accounts (including fixed account), net ........             -             -             -             -
  Other transfers from (to) the General Account ........................            (1)           (4)         (167)         (294)
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......        13,942         5,368         4,262         2,165
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets ................................        24,655        24,050         4,959         4,460

NET ASSETS:
 Beginning of year .....................................................        76,215        52,165        13,868         9,408
                                                                          ------------  ------------  ------------  ------------
 End of year ...........................................................  $    100,870  $     76,215  $     18,827  $     13,868
                                                                          ============  ============  ============  ============

                                                                                   DELAWARE
                                                                                     VIP
                                                                                   VALUE (a)
                                                                                  YEAR ENDED
                                                                                 DECEMBER 31,
                                                                          --------------------------
                                                                              2004          2003
                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $      2,480  $      1,442
  Net realized gain (loss) .............................................         2,122          (122)
  Change in unrealized gain (loss) .....................................        18,716        28,382
                                                                          ------------  ------------
  Net increase (decrease) in net assets from operations ................        23,318        29,702
                                                                          ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................        36,044        25,619
  Terminations .........................................................       (17,839)       (2,354)
  Mortality and expense risk fees ......................................          (971)         (623)
  Insurance and other charges ..........................................        (3,472)       (3,202)
  Transfers between sub-accounts (including fixed account), net ........             -        31,068
  Other transfers from (to) the General Account ........................           (75)            -
                                                                          ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......        13,687        50,508
                                                                          ------------  ------------
  Net increase (decrease) in net assets ................................        37,005        80,210

NET ASSETS:
 Beginning of year .....................................................       147,390        67,180
                                                                          ------------  ------------
 End of year ...........................................................  $    184,395  $    147,390
                                                                          ============  ============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

                                                                                   FIDELITY                    FIDELITY
                                                                                  VIP ASSET                      VIP
                                                                                   MANAGER                   CONTRAFUND
                                                                                  YEAR ENDED                  YEAR ENDED
                                                                                 DECEMBER 31,                DECEMBER 31,
                                                                          --------------------------  --------------------------
                                                                              2004          2003          2004          2003
                                                                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $     10,745  $     39,185  $          5  $          5
  Net realized gain (loss) .............................................         5,043      (125,140)          273            26
  Change in unrealized gain (loss) .....................................        (1,824)      140,552           (45)          514
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from operations ................        13,964        54,597           233           545
                                                                          ------------  ------------  ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         3,638        10,936             -           877
  Terminations .........................................................      (325,995)     (695,882)         (774)            -
  Mortality and expense risk fees ......................................          (836)         (796)          (14)          (12)
  Insurance and other charges ..........................................        (6,577)       (5,240)         (832)         (229)
  Transfers between sub-accounts (including fixed account), net ........           (96)       (6,264)            -             -
  Other transfers from (to) the General Account ........................             -           (10)            -            (5)
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......      (329,866)     (697,256)       (1,620)          631
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets ................................      (315,902)     (642,659)       (1,387)        1,176

NET ASSETS:
 Beginning of year .....................................................       398,915     1,041,574         2,619         1,443
                                                                          ------------  ------------  ------------  ------------
 End of year ...........................................................  $     83,013  $    398,915  $      1,232  $      2,619
                                                                          ============  ============  ============  ============

                                                                                   FIDELITY
                                                                                     VIP
                                                                                 EQUITY-INCOME
                                                                                  YEAR ENDED
                                                                                 DECEMBER 31,
                                                                          --------------------------
                                                                              2004          2003
                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $      9,335  $      9,479
  Net realized gain (loss) .............................................        33,498       (24,750)
  Change in unrealized gain (loss) .....................................        18,382       149,815
                                                                          ------------  ------------
  Net increase (decrease) in net assets from operations ................        61,215       134,544
                                                                          ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................        33,360        36,876
  Terminations .........................................................      (309,488)      (82,277)
  Mortality and expense risk fees ......................................        (2,191)       (1,772)
  Insurance and other charges ..........................................       (16,959)      (17,466)
  Transfers between sub-accounts (including fixed account), net ........           (97)       20,357
  Other transfers from (to) the General Account ........................            81          (115)
                                                                          ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......      (295,294)      (44,397)
                                                                          ------------  ------------
  Net increase (decrease) in net assets ................................      (234,079)       90,147

NET ASSETS:
 Beginning of year .....................................................       599,599       509,452
                                                                          ------------  ------------
 End of year ...........................................................  $    365,520  $    599,599
                                                                          ============  ============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

                                                                                   FIDELITY                    FIDELITY
                                                                                     VIP                         VIP
                                                                                    GROWTH                    HIGH INCOME
                                                                                  YEAR ENDED                  YEAR ENDED
                                                                                 DECEMBER 31,                DECEMBER 31,
                                                                          --------------------------  --------------------------
                                                                              2004          2003          2004          2003
                                                                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $      2,033  $     10,099  $      8,144  $     27,424
  Net realized gain (loss) .............................................       (34,597)   (1,104,154)       (1,074)      (35,235)
  Change in unrealized gain (loss) .....................................        38,614     1,393,400           409        64,097
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from operations ................         6,050       299,345         7,479        56,286
                                                                          ------------  ------------  ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................        17,911        33,429        15,473        18,980
  Terminations .........................................................      (607,127)   (1,771,172)      (28,802)     (310,210)
  Mortality and expense risk fees ......................................        (2,059)       (3,431)         (635)       (1,444)
  Insurance and other charges ..........................................       (17,222)      (29,478)       (7,952)      (10,251)
  Transfers between sub-accounts (including fixed account), net ........       (60,230)   (1,152,213)            -       (40,444)
  Other transfers from (to) the General Account ........................       (46,295)          (98)           13          (266)
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......      (715,022)   (2,922,963)      (21,903)     (343,635)
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets ................................      (708,972)   (2,623,618)      (14,424)     (287,349)

NET ASSETS:
 Beginning of year .....................................................       789,058     3,412,676        96,105       383,454
                                                                          ------------  ------------  ------------  ------------
 End of year ...........................................................  $     80,086  $    789,058  $     81,681  $     96,105
                                                                          ============  ============  ============  ============

                                                                                   FIDELITY
                                                                                     VIP
                                                                                  INDEX 500
                                                                                  YEAR ENDED
                                                                                 DECEMBER 31,
                                                                          --------------------------
                                                                              2004          2003
                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $    260,484  $    677,668
  Net realized gain (loss) .............................................    (4,668,822)   (4,562,170)
  Change in unrealized gain (loss) .....................................     4,985,056    14,181,785
                                                                          ------------  ------------
  Net increase (decrease) in net assets from operations ................       576,718    10,297,283
                                                                          ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         3,849         8,137
  Terminations .........................................................   (31,456,286)      (15,970)
  Mortality and expense risk fees ......................................       (32,844)     (146,998)
  Insurance and other charges ..........................................      (274,522)   (1,182,306)
  Transfers between sub-accounts (including fixed account), net ........      (152,726)  (15,877,387)
  Other transfers from (to) the General Account ........................        (6,898)       (3,503)
                                                                          ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......   (31,919,427)  (17,218,027)
                                                                          ------------  ------------
  Net increase (decrease) in net assets ................................   (31,342,709)   (6,920,744)

NET ASSETS:
 Beginning of year .....................................................    35,646,344    42,567,088
                                                                          ------------  ------------
 End of year ...........................................................  $  4,303,635  $ 35,646,344
                                                                          ============  ============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

                                                                                                                FT VIP
                                                                                                              TEMPLETION
                                                                                   FIDELITY                    FOREIGN
                                                                                     VIP                      SECURITIES
                                                                                   OVERSEAS                    CLASS 2
                                                                                  YEAR ENDED                  YEAR ENDED
                                                                                 DECEMBER 31,                DECEMBER 31,
                                                                          --------------------------  --------------------------
                                                                              2004          2003          2004          2003
                                                                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $        311  $        173  $        354  $        440
  Net realized gain (loss) .............................................           299        (1,402)         (280)         (597)
  Change in unrealized gain (loss) .....................................         2,055         9,967         5,844         7,676
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from operations ................         2,665         8,738         5,918         7,519
                                                                          ------------  ------------  ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         3,532         5,649         2,384         1,245
  Terminations .........................................................       (12,687)       (3,348)            -             -
  Mortality and expense risk fees ......................................          (117)         (132)         (201)         (154)
  Insurance and other charges ..........................................        (3,419)       (3,796)         (891)         (790)
  Transfers between sub-accounts (including fixed account), net ........           (95)            -             -             -
  Other transfers from (to) the General Account ........................            (1)          (15)            -             -
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......       (12,787)       (1,642)        1,292           301
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets ................................       (10,122)        7,096         7,210         7,820

NET ASSETS:
 Beginning of year .....................................................        26,570        19,474        31,016        23,196
                                                                          ------------  ------------  ------------  ------------
 End of year ...........................................................  $     16,448  $     26,570  $     38,226  $     31,016
                                                                          ============  ============  ============  ============

                                                                                    PVIT
                                                                                    TOTAL
                                                                                   RETURN
                                                                                PORTFOLIO II
                                                                                 YEAR ENDED
                                                                                 DECEMBER 31,
                                                                          --------------------------
                                                                              2004          2003
                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $          1  $          1
  Net realized gain (loss) .............................................             1             2
  Change in unrealized gain (loss) .....................................             -             1
                                                                          ------------  ------------
  Net increase (decrease) in net assets from operations ................             2             4
                                                                          ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................             -           242
  Terminations .........................................................            (6)            -
  Mortality and expense risk fees ......................................             -             -
  Insurance and other charges ..........................................             -          (237)
  Transfers between sub-accounts (including fixed account), net ........             -             -
  Other transfers from (to) the General Account ........................             -            (1)
                                                                          ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......            (6)            4
                                                                          ------------  ------------
  Net increase (decrease) in net assets ................................            (4)            8

NET ASSETS:
 Beginning of year .....................................................            61            53
                                                                          ------------  ------------
 End of year ...........................................................  $         57  $         61
                                                                          ============  ============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

                                                                                    T.ROWE                    VAN KAMPEN
                                                                                    PRICE                      UIF CORE
                                                                                INTERNATIONAL                PLUS FIXED
                                                                                    STOCK                     INCOME (a)
                                                                                  YEAR ENDED                  YEAR ENDED
                                                                                 DECEMBER 31,                DECEMBER 31,
                                                                          --------------------------  --------------------------
                                                                              2004          2003          2004          2003
                                                                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $      5,960  $      5,583  $    181,592  $     13,774
  Net realized gain (loss) .............................................          (813)      (20,843)    2,138,744       217,041
  Change in unrealized gain (loss) .....................................        65,056       146,034    (1,625,866)      979,715
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from operations ................        70,203       130,774       694,470     1,210,530
                                                                          ------------  ------------  ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................         6,514        25,880             -             -
  Terminations .........................................................        (4,706)      (90,477)  (36,997,271)            -
  Mortality and expense risk fees ......................................        (2,991)       (2,684)      (38,055)      (90,363)
  Insurance and other charges ..........................................        (6,493)       (7,286)     (315,818)     (784,469)
  Transfers between sub-accounts (including fixed account), net ........             -             -      (186,937)   18,747,965
  Other transfers from (to) the General Account ........................             9           (34)       (2,366)       (2,491)
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......        (7,667)      (74,601)  (37,540,447)   17,870,642
                                                                          ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets ................................        62,536        56,173   (36,845,977)   19,081,172

NET ASSETS:
 Beginning of year .....................................................       516,452       460,279    41,705,862    22,624,690
                                                                          ------------  ------------  ------------  ------------
 End of year ...........................................................  $    578,988  $    516,452  $  4,859,885  $ 41,705,862
                                                                          ============  ============  ============  ============

                                                                                     VAN
                                                                                    KAMPEN
                                                                                     UIF
                                                                                TECHNOLOGY (a)
                                                                                  YEAR ENDED
                                                                                 DECEMBER 31,
                                                                          --------------------------
                                                                              2004          2003
                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .........................................  $          -  $          -
  Net realized gain (loss) .............................................          (226)     (251,877)
  Change in unrealized gain (loss) .....................................           182       260,862
                                                                          ------------  ------------
  Net increase (decrease) in net assets from operations ................           (44)        8,985
                                                                          ------------  ------------

 FROM POLICY TRANSACTIONS:
  Net premiums .........................................................             -           361
  Terminations .........................................................          (455)     (183,082)
  Mortality and expense risk fees ......................................            (3)         (395)
  Insurance and other charges ..........................................          (232)       (2,489)
  Transfers between sub-accounts (including fixed account), net ........             -       (86,817)
  Other transfers from (to) the General Account ........................            (2)         (206)
                                                                          ------------  ------------
  Net increase (decrease) in net assets from policy transactions .......          (692)     (272,628)
                                                                          ------------  ------------
  Net increase (decrease) in net assets ................................          (736)     (263,643)

NET ASSETS:
 Beginning of year .....................................................           941       264,584
                                                                          ------------  ------------
 End of year ...........................................................  $        205  $        941
                                                                          ============  ============

(a) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

GROUP VEL ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Group VEL Account (the "Separate Account"), which funds the Group Vari-Exceptional Life Plus, Executive Choices and ExecutiveSolutions insurance Certificates, is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), established on May 1, 1995 for the purpose of separating from the general assets of AFLIAC those assets used to fund the variable portion of ownership certificates (the "Certificates") issued under certain group flexible premium variable insurance life Certificates offered by AFLIAC. AFLIAC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of AFLIAC. The Separate Account cannot be charged with liabilities arising out of any other business of AFLIAC. AFLIAC's General Account is subject to the claims of creditors.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Thirty-eight Sub-Accounts offered by the Separate Account had activity during the year. Forty-five Sub-Accounts are currently offered, seven of which had no Certificate Owner activity during the year, and no balances as of December 31, 2004. Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
-----------

Allmerica Investment Trust (Service Shares) ("AIT")
AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I")
The Alger American Fund
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
("AllianceBernstein Class B")
Delaware VIP Trust
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust (Class 2) ("FT VIP") Janus Aspen Series (Service Shares)
PIMCO Variable Insurance Trust ("PVIT")
T. Rowe Price International Series, Inc.
The Universal Institutional Funds, Inc ("UIF")

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act. The Sub-Accounts in the AIT Fund Group are managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), a wholly owned subsidiary of AFLIAC.

     On May 3, 2004 the following Underlying Funds were renamed:

OLD NAME                                      NEW NAME
--------                                      --------
UIF Technology                                Van Kampen UIF Technology
UIF Core Plus Fixed Income                    Van Kampen UIF Core Plus Fixed Income


     On August 16, 2004 the following Underlying Fund was renamed:

OLD NAME                                      NEW NAME
--------                                      --------
Delaware VIP Large Cap Value                  Delaware VIP Value

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

GROUP VEL ACCOUNT

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

     STATEMENTS OF CHANGES IN NET ASSETS - Certificate Owners may allocate their Certificate Values to variable investment options in the Separate Account and to the Fixed Account, which is a part of AFLIAC's General Account that guarantees principal and a fixed interest rate. Net Premiums represent payments received under the Certificates (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations are payments to Certificate Owners and beneficiaries made under the terms of the Certificates and amounts that Certificate Owners have requested to be withdrawn and paid to them. Transfers between Sub-Accounts (including the Fixed Account), net, are amounts that Certificate Owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from(to) the General Account include Certificate loan activity and death claims.

     NEW ACCOUNTING PRONOUNCEMENT - Statement of Position (SOP) 03-5 "FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES" was effective for fiscal years ending after December 15, 2003. The adoption of the new requirements of the SOP did not have a material impact on the results of operations or financial position of the Separate Account, but resulted in additional disclosures in the footnotes to the financial statements.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of AFLIAC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). AFLIAC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, AFLIAC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no federal income tax provision is required. AFLIAC will review periodically the status of this Certificate in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Certificates.

     Under the provisions of Section 817(h) of the IRC, a variable life insurance certificate, other than a Certificate issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance Certificate for federal income tax purposes for any period for which the investments of the segregated asset account on which the Certificate is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. AFLIAC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     On the Date of Issue and each Monthly Processing Date, prior to the Final Premium Payment Date, AFLIAC makes a Monthly Deduction from the Certificate Value comprised of the following charges: a charge for the cost of insurance protection under the Certificates, a charge for any optional insurance benefits added by rider and a charge for administrative expenses as compensation for expenses incurred in the administration of the Certificates, first year underwriting and other startup expenses.

GROUP VEL ACCOUNT

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

     The Monthly Deduction also includes a Mortality and Expense Risk Charge and a Separate Account Administrative charge. The Mortality and Expense Risk Charge compensates AFLIAC for assuming mortality and expense risks for variable interests in the Certificates. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, AFLIAC absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to AFLIAC. This charge may be increased or decreased, subject to state and federal law; but it may not exceed the maximum limitations. The Separate Account Administrative charge reimburses AFLIAC for the costs of administering the Separate Account and the Sub-Accounts.

     The Certificate owner may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, and if any, rider charges will be deducted. If no allocation is specified, AFLIAC will make a pro-rata allocation. The Separate Account Administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge.

     Details about the Monthly Deduction and charges to the Sub-Accounts appear in the table below.

                                         COST OF          MONTHLY          MONTHLY          MORTALITY AND        SEPARATE
                                        INSURANCE       CHARGES FOR      CERTIFICATE        EXPENSE RISK         ACCOUNT
                                        CHARGE (a)        OPTIONAL       ADMINISTRATIVE         CHARGE        ADMINISTRATIVE
                                                        BENEFITS (a)       CHARGE (a)       (ANNUAL RATE)       CHARGE (a)
                                                                                                 (a)
Group Vari-Exceptional                  Varies by        Varies by         Varies by          Varies by          Varies by
Life Plus, Executive                   Certificate      Certificate    Certificate, up to  Certificate, up  Certificate, up to
Choices and                                                                   $10              to 0.90%      0.25% for up to
ExecutiveSolutions                                                                                                10 years

(a) Charged to Certificate Value.

     A surrender charge may be deducted upon request of a full surrender of the Certificate or a decrease in the Face Amount if less than a certain number of years have lapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge is a detailed calculation. For more information see the prospectus.

     Some states and municipalities impose premium taxes on Certificates, which currently range up to 5%.

     The disclosures above include charges currently assessed to the Certificate owner. There are certain other charges, which may be assessed in future periods, at the discretion of AFLIAC, in accordance with the Certificate terms. For further details see the prospectus.

     During the year ended December 31, 2004, management fees of the Underlying AIT Funds were paid directly by the funds to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provides for fees ranging from 0.20% to 1.00% based on individual portfolios and average daily net assets. According to a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each AIT Fund pays a fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), a wholly owned subsidiary of AFLIAC, is principal underwriter of the Policies funded by the Separate Account. Based on a registered representative's vesting schedule, AFLIAC may pay commissions for certain types of transactions.

GROUP VEL ACCOUNT

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2004 were as follows:

           INVESTMENT PORTFOLIO                                  PURCHASES          SALES
           --------------------                                --------------   --------------
AIT Core Equity Service Shares                                 $       82,063   $       77,343
AIT Equity Index Service Shares                                       180,206           97,272
AIT Government Bond Service Shares                                      8,186            1,151
AIT Money Market Service Shares                                       116,420          158,114
AIT Select Capital Appreciation Service Shares                        121,683          296,971
AIT Select Growth Service Shares                                      196,439          922,419
AIT Select International Equity Service Shares                        146,889          985,494
AIT Select Investment Grade Income Service Shares                   1,335,125       20,603,955
AIT Select Value Opportunity Service Shares                           383,507        1,390,899
AIM V.I. Growth Series I                                                7,123              697
AIM V.I. Premier Equity Series I                                        8,831            1,097
Alger American Leveraged AllCap                                           147              189
Alger American Small Capitalization                                     5,286              606
AllianceBernstein Growth and Income Class B                               134              307
AllianceBernstein Technology Class B                                    1,678              200
Delaware VIP Balanced                                                   2,616              440
Delaware VIP Cash Reserves                                              5,113            1,582
Delaware VIP Emerging Markets                                           2,697              353
Delaware VIP Growth Opportunities                                       9,380            6,844
Delaware VIP International Value Equity                               261,485        6,554,238
Delaware VIP REIT                                                       1,298              484
Delaware VIP Select Growth                                             22,454              840
Delaware VIP Small Cap Value                                            1,824              447
Delaware VIP Trend                                                     14,285              343
Delaware VIP U.S. Growth                                                5,457            1,177
Delaware VIP Value (a)                                                 35,950           19,783
Fidelity VIP Asset Manager                                             13,914          333,035
Fidelity VIP Contrafund                                                     5            1,620
Fidelity VIP Equity-Income                                             45,808          329,537
Fidelity VIP Growth                                                    15,935          728,924
Fidelity VIP High Income                                               25,754           39,513
Fidelity VIP Index 500                                                262,418       31,921,361
Fidelity VIP Overseas                                                   3,045           15,521
FT VIP Templeton Foreign Securities Class 2                             2,573              927
PVIT Total Return Portfolio II                                              2                6
T. Rowe Price International Stock                                      11,848           13,555
Van Kampen UIF Core Plus Fixed Income (a)                             193,631       37,541,554
Van Kampen UIF Technology (a)                                               -              692

(a) Name changed. See Note 1.

GROUP VEL ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS

     A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2004 is as follows:

                                                                                 AT DECEMBER 31
                                                                                 --------------
                                                                    UNITS             UNIT           NET ASSETS
                                                                   (000S)             VALUE            (000S)
                                                               ---------------   ---------------   ---------------
AIT CORE EQUITY SERVICE SHARES
2004                                                                       317   $      2.252679   $           715
2003                                                                       319          2.040330               651
2002                                                                     1,464          1.598084             2,340
2001                                                                     1,283          2.087598             2,679
AIT EQUITY INDEX SERVICE SHARES
2004                                                                     1,047          2.660258             2,785
2003                                                                     1,031          2.411347             2,486
2002                                                                     3,711          1.886419             7,000
2001                                                                     3,304          2.425229             8,013
AIT GOVERNMENT BOND SERVICE SHARES
2004                                                                        21          1.736576                36
2003                                                                        18          1.700581                30
2002                                                                       147          1.672660               245
2001                                                                        23          1.530647                35
AIT MONEY MARKET SERVICE SHARES
2004                                                                        87          1.461059               127
2003                                                                       116          1.447821               168
2002                                                                     1,178          1.436345             1,691
2001                                                                     5,500          1.412830             7,770
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES
2004                                                                       321          3.392432             1,088
2003                                                                       414          2.859811             1,185
2002                                                                       629          2.046947             1,288
2001                                                                       730          2.610836             1,906
AIT SELECT GROWTH SERVICE SHARES
2004                                                                     1,529          2.062376             3,153
2003                                                                     1,890          1.919552             3,628
2002                                                                    14,977          1.519906            22,764
2001                                                                    13,419          2.099267            28,170

                                                                         FOR THE YEAR ENDED DECEMBER 31
                                                                         ------------------------------
                                                               INVESTMENT (1)
                                                                   INCOME          EXPENSE (2)        TOTAL (3)
                                                                   RATIO              RATIO            RETURN
                                                               ---------------   ---------------   ---------------
AIT CORE EQUITY SERVICE SHARES
2004                                                                      1.08%              N/A             10.41%
2003                                                                      0.64               N/A             27.67
2002                                                                      0.91               N/A            -23.45
2001                                                                      0.70               N/A            -16.88
AIT EQUITY INDEX SERVICE SHARES
2004                                                                      1.62               N/A             10.32
2003                                                                      1.09               N/A             27.83
2002                                                                      1.24               N/A            -22.22
2001                                                                      1.05               N/A            -12.01
AIT GOVERNMENT BOND SERVICE SHARES
2004                                                                      3.92               N/A              2.12
2003                                                                      2.27               N/A              1.67
2002                                                                      4.54               N/A              9.28
2001                                                                      4.37               N/A              7.63
AIT MONEY MARKET SERVICE SHARES
2004                                                                      0.89               N/A              0.91
2003                                                                      0.86               N/A              0.80
2002                                                                      1.67               N/A              1.66
2001                                                                      4.14               N/A              4.28
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES
2004                                                                       N/A               N/A             18.62
2003                                                                       N/A               N/A             39.71
2002                                                                       N/A               N/A            -21.60
2001                                                                       N/A               N/A             -1.13
AIT SELECT GROWTH SERVICE SHARES
2004                                                                       N/A               N/A              7.44
2003                                                                      0.02               N/A             26.29
2002                                                                      0.18               N/A            -27.60
2001                                                                       N/A               N/A            -24.70

GROUP VEL ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 AT DECEMBER 31
                                                                                 --------------
                                                                    UNITS             UNIT           NET ASSETS
                                                                    (000S)            VALUE            (000S)
                                                               ---------------   ---------------   ---------------
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES
2004                                                                       740   $      1.864577   $         1,381
2003                                                                     1,218          1.628910             1,984
2002                                                                     4,839          1.274896             6,170
2001                                                                     3,905          1.581128             6,175
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES
2004                                                                       693          1.858162             1,287
2003                                                                    11,726          1.787088            20,955
2002                                                                    57,393          1.729868            99,283
2001                                                                    53,205          1.599723            85,114
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES
2004                                                                       515          3.603079             1,856
2003                                                                       855          3.018943             2,582
2002                                                                    11,497          2.180908            25,075
2001                                                                    11,482          2.606140            29,924
AIM V.I. GROWTH SERIES I
2004                                                                        96          0.487108                47
2003                                                                        82          0.450078                37
2002                                                                        65          0.342942                22
2001                                                                        47          0.496820                24
AIM V.I. PREMIER EQUITY SERIES I
2004                                                                        79          0.676650                53
2003                                                                        67          0.639724                43
2002                                                                        56          0.511460                29
2001                                                                        44          0.733371                32
ALGER AMERICAN LEVERAGED ALL CAP
2004                                                                         2          0.812799                 1
2003                                                                         2          0.751260                 1
2002                                                                         2          0.557605                 1
2001                                                                         2          0.843717                 1

                                                                         FOR THE YEAR ENDED DECEMBER 31
                                                                         ------------------------------
                                                               INVESTMENT (1)
                                                                   INCOME          EXPENSE (2)        TOTAL (3)
                                                                   RATIO              RATIO            RETURN
                                                               ---------------   ---------------   ---------------
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES
2004                                                                      1.35%              N/A             14.47%
2003                                                                      0.48               N/A             27.77
2002                                                                      1.77               N/A            -19.37
2001                                                                      1.68               N/A            -21.52
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES
2004                                                                      4.47               N/A              3.98
2003                                                                      3.77               N/A              3.31
2002                                                                      5.33               N/A              8.14
2001                                                                      5.85               N/A              7.94
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES
2004                                                                      0.06               N/A             19.35
2003                                                                      0.03               N/A             38.43
2002                                                                      0.63               N/A            -16.32
2001                                                                      0.58               N/A             12.69
AIM V.I. GROWTH SERIES I
2004                                                                       N/A               N/A              8.23
2003                                                                       N/A               N/A             31.24
2002                                                                       N/A               N/A            -30.97
2001                                                                      0.26               N/A            -33.88
AIM V.I. PREMIER EQUITY SERIES I
2004                                                                      0.51               N/A              5.77
2003                                                                      0.34               N/A             25.08
2002                                                                      0.39               N/A            -30.26
2001                                                                      0.14               N/A            -12.56
ALGER AMERICAN LEVERAGED ALL CAP
2004                                                                       N/A               N/A              8.19
2003                                                                       N/A               N/A             34.73
2002                                                                       N/A               N/A            -33.91
2001                                                                       N/A               N/A            -15.63

GROUP VEL ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 AT DECEMBER 31
                                                                                 --------------
                                                                    UNITS             UNIT           NET ASSETS
                                                                    (000S)            VALUE            (000S)
                                                               ---------------   ---------------   ---------------
ALGER AMERICAN SMALL CAPITALIZATION
2004                                                                        45   $      0.671366   $            30
2003                                                                        37          0.575936                21
2002                                                                        30          0.404614                12
2001                                                                        15          0.548435                 8
ALLIANCEBERNSTEIN GROWTH AND INCOME CLASS B
2004                                                                         5          1.159755                 5
2003                                                                         5          1.042753                 5
2002                                                                         7          0.788868                 6
2001                                                                         5          1.014820                 5
ALLIANCEBERNSTEIN TECHNOLOGY CLASS B
2004                                                                        16          0.448309                 7
2003                                                                        12          0.426599                 5
2002                                                                        11          0.296686                 3
2001                                                                         8          0.509836                 4
DELAWARE VIP BALANCED
2004                                                                        10          1.026284                10
2003                                                                         8          0.969614                 7
2002                                                                         8          0.813390                 6
2001                                                                         8          0.971443                 8
DELAWARE VIP CASH RESERVES
2004                                                                        24          1.119053                26
2003                                                                        21          1.109449                23
2002                                                                         6          1.102716                 7
2001                                                                         -          1.089019                 -
DELAWARE VIP EMERGING MARKETS
2004                                                                         6          1.882822                11
2003                                                                         4          1.410655                 6
2002                                                                         4          0.827148                 3
2001                                                                         3          0.786457                 2

                                                                         FOR THE YEAR ENDED DECEMBER 31
                                                                         ------------------------------
                                                               INVESTMENT (1)
                                                                   INCOME          EXPENSE (2)        TOTAL (3)
                                                                   RATIO              RATIO            RETURN
                                                               ---------------   ---------------   ---------------
ALGER AMERICAN SMALL CAPITALIZATION
2004                                                                       N/A%              N/A             16.57%
2003                                                                       N/A               N/A             42.34
2002                                                                       N/A               N/A            -26.22
2001                                                                      0.05               N/A            -29.52
ALLIANCEBERNSTEIN GROWTH AND INCOME CLASS B
2004                                                                      0.73               N/A             11.22
2003                                                                      0.79               N/A             32.18
2002                                                                      0.75               N/A            -22.27
2001                                                                      0.60               N/A              0.15
ALLIANCEBERNSTEIN TECHNOLOGY CLASS B
2004                                                                       N/A               N/A              5.09
2003                                                                       N/A               N/A             43.79
2002                                                                       N/A               N/A            -41.81
2001                                                                       N/A               N/A            -25.45
DELAWARE VIP BALANCED
2004                                                                      1.89               N/A              5.84
2003                                                                      2.95               N/A             19.21
2002                                                                      3.04               N/A            -16.27
2001                                                                      1.98               N/A             -7.66
DELAWARE VIP CASH RESERVES
2004                                                                      0.89               N/A              0.87
2003                                                                      0.57               N/A              0.61
2002                                                                      1.10               N/A              1.26
2001                                                                      3.61               N/A              4.18
DELAWARE VIP EMERGING MARKETS
2004                                                                      2.38               N/A             33.47
2003                                                                      2.18               N/A             70.54
2002                                                                      2.37               N/A              5.17
2001                                                                      0.28               N/A              5.28

GROUP VEL ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 AT DECEMBER 31
                                                                                 --------------
                                                                    UNITS             UNIT           NET ASSETS
                                                                    (000S)            VALUE            (000S)
                                                               ---------------   ---------------   ---------------
DELAWARE VIP GROWTH OPPORTUNITIES
2004                                                                        67   $      0.699911   $            47
2003                                                                        64          0.622292                40
2002                                                                        55          0.441174                24
2001                                                                        44          0.587748                26
DELAWARE VIP INTERNATIONAL VALUE EQUITY
2004                                                                       598          2.043455             1,222
2003                                                                     4,399          1.677970             7,381
2002                                                                    26,002          1.169832            30,418
2001                                                                    24,316          1.305660            31,748
DELAWARE VIP REIT
2004                                                                         2          2.179749                 4
2003                                                                         2          1.659119                 3
2002                                                                         2          1.237931                 2
2001                                                                         1          1.184347                 2
DELAWARE VIP SELECT GROWTH
2004                                                                       202          0.502810               101
2003                                                                       156          0.464181                72
2002                                                                       143          0.332833                48
2001                                                                       143          0.493309                70
DELAWARE VIP SMALL CAP VALUE
2004                                                                         4          2.354194                 9
2003                                                                         3          1.937897                 6
2002                                                                         3          1.364935                 5
2001                                                                         3          1.445933                 5
DELAWARE VIP TREND
2004                                                                       137          0.736411               101
2003                                                                       117          0.653974                76
2002                                                                       108          0.484073                52
2001                                                                        88          0.604613                53

                                                                         FOR THE YEAR ENDED DECEMBER 31
                                                                         ------------------------------
                                                               INVESTMENT (1)
                                                                   INCOME          EXPENSE (2)        TOTAL (3)
                                                                   RATIO              RATIO            RETURN
                                                               ---------------   ---------------   ---------------
DELAWARE VIP GROWTH OPPORTUNITIES
2004                                                                       N/A%              N/A             12.47%
2003                                                                       N/A               N/A             41.05
2002                                                                     11.59               N/A            -24.94
2001                                                                       N/A               N/A            -15.78
DELAWARE VIP INTERNATIONAL VALUE EQUITY
2004                                                                      5.67               N/A             21.78
2003                                                                      2.60               N/A             43.44
2002                                                                      7.83               N/A            -10.40
2001                                                                      2.65               N/A            -12.83
DELAWARE VIP REIT
2004                                                                      1.65               N/A             31.38
2003                                                                      2.68               N/A             34.02
2002                                                                      3.58               N/A              4.52
2001                                                                      0.85               N/A              8.78
DELAWARE VIP SELECT GROWTH
2004                                                                       N/A               N/A              8.32
2003                                                                       N/A               N/A             39.46
2002                                                                       N/A               N/A            -32.53
2001                                                                       N/A               N/A            -23.78
DELAWARE VIP SMALL CAP VALUE
2004                                                                      0.19               N/A             21.48
2003                                                                      0.39               N/A             41.98
2002                                                                      1.73               N/A             -5.60
2001                                                                      0.85               N/A             11.84
DELAWARE VIP TREND
2004                                                                       N/A               N/A             12.61
2003                                                                       N/A               N/A             35.10
2002                                                                       N/A               N/A            -19.94
2001                                                                       N/A               N/A            -15.34

GROUP VEL ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 AT DECEMBER 31
                                                                                 --------------
                                                                    UNITS             UNIT           NET ASSETS
                                                                    (000S)            VALUE            (000S)
                                                               ---------------   ---------------   ---------------
DELAWARE VIP U.S. GROWTH
2004                                                                        30   $      0.625228   $            19
2003                                                                        23          0.605260                14
2002                                                                        19          0.489095                 9
2001                                                                        14          0.691237                10
DELAWARE VIP VALUE (a)
2004                                                                       137          1.347812               184
2003                                                                       126          1.172717               147
2002                                                                        73          0.914091                67
2001                                                                        65          1.124033                73
FIDELITY VIP ASSET MANAGER
2004                                                                        40          2.078701                83
2003                                                                       202          1.970919               399
2002                                                                       623          1.670631             1,042
2001                                                                       703          1.830377             1,287
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
2004                                                                         1          1.104896                 1
2003                                                                         3          0.959448                 3
2002                                                                         2          0.748420                 1
2001                                                                         1          0.827948                 1
FIDELITY VIP EQUITY-INCOME
2004                                                                       141          2.593557               366
2003                                                                       258          2.325449               600
2002                                                                       286          1.784287               509
2001                                                                       213          2.148336               458
FIDELITY VIP GROWTH
2004                                                                        34          2.379258                80
2003                                                                       343          2.301510               789
2002                                                                     1,970          1.732450             3,413
2001                                                                     1,007          2.478639             2,496

                                                                         FOR THE YEAR ENDED DECEMBER 31
                                                                         ------------------------------
                                                               INVESTMENT (1)
                                                                   INCOME          EXPENSE (2)        TOTAL (3)
                                                                   RATIO              RATIO            RETURN
                                                               ---------------   ---------------   ---------------
DELAWARE VIP U.S. GROWTH
2004                                                                      0.11%              N/A              3.30%
2003                                                                      0.16               N/A             23.75
2002                                                                      0.37               N/A            -29.24
2001                                                                      0.65               N/A            -24.47
DELAWARE VIP VALUE (a)
2004                                                                      1.52               N/A             14.93
2003                                                                      1.33               N/A             28.29
2002                                                                      1.53               N/A            -18.68
2001                                                                      0.16               N/A             -3.89
FIDELITY VIP ASSET MANAGER
2004                                                                      2.93               N/A              5.47
2003                                                                      8.35               N/A             17.97
2002                                                                      4.44               N/A             -8.73
2001                                                                      4.18               N/A             -4.09
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
2004                                                                      0.26               N/A             15.16
2003                                                                      0.24               N/A             28.20
2002                                                                      0.61               N/A             -9.61
2001                                                                      0.51               N/A            -12.31
FIDELITY VIP EQUITY-INCOME
2004                                                                      1.57               N/A             11.53
2003                                                                      1.86               N/A             30.33
2002                                                                      1.32               N/A            -16.95
2001                                                                      1.51               N/A             -4.96
FIDELITY VIP GROWTH
2004                                                                      0.30               N/A              3.38
2003                                                                      0.69               N/A             32.85
2002                                                                      0.15               N/A            -30.10
2001                                                                      0.06               N/A            -17.65

GROUP VEL ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 AT DECEMBER 31
                                                                                 --------------
                                                                    UNITS             UNIT           NET ASSETS
                                                                    (000S)            VALUE            (000S)
                                                               ---------------   ---------------   ---------------
FIDELITY VIP HIGH INCOME
2004                                                                        54   $      1.515654   $            82
2003                                                                        69          1.382992                96
2002                                                                       353          1.086711               383
2001                                                                       228          1.050535               239
FIDELITY VIP INDEX 500 PORTFOLIO
2004                                                                     4,248          1.013062             4,304
2003                                                                    38,923          0.915834            35,646
2002                                                                    59,683          0.713223            42,567
2001                                                                    54,856          0.917299            50,319
FIDELITY VIP OVERSEAS
2004                                                                         9          1.808557                16
2003                                                                        17          1.591550                27
2002                                                                        18          1.110124                19
2001                                                                        84          1.392519               117
FT VIP TEMPLETON FOREIGN SECURITIES CLASS 2
2004                                                                        36          1.048118                38
2003                                                                        35          0.884281                31
2002                                                                        35          0.668837                23
2001                                                                        35          0.821278                29
PVIT TOTAL RETURN PORTFOLIO II
2004                                                                      .046          1.143937              0.057
2003                                                                         -          1.104964                 -
2002                                                                         -          1.060688                 -
2001                                                                       N/A               N/A               N/A
T. ROWE PRICE INTERNATIONAL STOCK
2004                                                                       420          1.377052               579
2003                                                                       427          1.210339               516
2002                                                                       496          0.927310               460
2001                                                                       601          1.134896               682

                                                                         FOR THE YEAR ENDED DECEMBER 31
                                                                         ------------------------------
                                                               INVESTMENT (1)
                                                                   INCOME          EXPENSE (2)        TOTAL (3)
                                                                   RATIO              RATIO            RETURN
                                                               ---------------   ---------------   ---------------
FIDELITY VIP HIGH INCOME
2004                                                                      9.73%              N/A              9.59%
2003                                                                     12.35               N/A             27.26
2002                                                                      7.77               N/A              3.44
2001                                                                      9.11               N/A            -11.73
FIDELITY VIP INDEX 500 PORTFOLIO
2004                                                                      2.78               N/A             10.62
2003                                                                      1.61               N/A             28.41
2002                                                                      1.19               N/A            -22.25
2001                                                                      1.01               N/A            -12.10
FIDELITY VIP OVERSEAS
2004                                                                      1.65               N/A             13.63
2003                                                                      0.77               N/A             43.37
2002                                                                      1.00               N/A            -20.28
2001                                                                      5.71               N/A            -21.17
FT VIP TEMPLETON FOREIGN SECURITIES CLASS 2
2004                                                                      1.07               N/A             18.53
2003                                                                      1.73               N/A             32.21
2002                                                                      1.60               N/A            -18.56
2001                                                                      2.93               N/A            -15.99
PVIT TOTAL RETURN PORTFOLIO II
2004                                                                      1.15               N/A              3.53
2003                                                                      1.35               N/A              4.17
2002                                                                      3.96               N/A              6.07
2001                                                                       N/A               N/A               N/A
T. ROWE PRICE INTERNATIONAL STOCK
2004                                                                      1.14               N/A             13.77
2003                                                                      1.18               N/A             30.52
2002                                                                      0.78               N/A            -18.29
2001                                                                      2.17               N/A            -22.21

GROUP VEL ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 AT DECEMBER 31
                                                                                 --------------
                                                                    UNITS             UNIT           NET ASSETS
                                                                    (000S)            VALUE            (000S)
                                                               ---------------   ---------------   ---------------
VAN KAMPEN UIF CORE PLUS FIXED INCOME (a)
2004                                                                     3,207   $      1.515370   $         4,860
2003                                                                    28,724          1.451957            41,706
2002                                                                    16,305          1.387602            22,625
2001                                                                    19,824          1.292873            25,629
VAN KAMPEN UIF TECHNOLOGY (a)
2004                                                                         1          0.299985             0.205
2003                                                                         3          0.304992                 1
2002                                                                     1,282          0.206389               265
2001                                                                     1,095          0.404424               443

                                                                         FOR THE YEAR ENDED DECEMBER 31
                                                                         ------------------------------
                                                               INVESTMENT (1)
                                                                   INCOME          EXPENSE (2)        TOTAL (3)
                                                                   RATIO              RATIO            RETURN
                                                               ---------------   ---------------   ---------------
VAN KAMPEN UIF CORE PLUS FIXED INCOME (a)
2004                                                                      1.78%              N/A              4.37%
2003                                                                      0.05               N/A              4.64
2002                                                                      3.48               N/A              7.33
2001                                                                      3.80               N/A              9.32
VAN KAMPEN UIF TECHNOLOGY (a)
2004                                                                       N/A               N/A             -1.64
2003                                                                       N/A               N/A             47.78
2002                                                                       N/A               N/A            -48.97
2001                                                                       N/A               N/A            -48.84

(a) NAME CHANGED. SEE NOTE 1.

(1) THESE AMOUNTS REPRESENT THE DIVIDENDS, EXCLUDING DISTRIBUTIONS OF CAPITAL GAINS, RECEIVED BY THE SUB-ACCOUNT FROM THE UNDERLYING FUND, NET OF MANAGEMENT FEES ASSESSED BY THE FUND MANAGER, DIVIDED BY THE AVERAGE NET ASSETS. THESE RATIOS EXCLUDE THOSE EXPENSES, SUCH AS MORTALITY AND EXPENSE CHARGES, THAT RESULT IN DIRECT REDUCTIONS IN THE UNIT VALUES. THE RECOGNITION OF INVESTMENT INCOME BY THE SUB-ACCOUNT IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNTS INVEST.

(2) THESE RATIOS REPRESENT THE ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT, CONSISTING PRIMARILY OF MORTALITY AND EXPENSE CHARGES, FOR EACH PERIOD INDICATED. THE RATIOS INCLUDE ONLY THOSE EXPENSES THAT RESULT IN A DIRECT REDUCTION TO UNIT VALUES. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUND ARE EXCLUDED. THIS SEPARATE ACCOUNT ASSESSES ALL FEES AT THE POLICY LEVEL.

(3) THESE AMOUNTS REPRESENT THE TOTAL RETURN FOR THE PERIODS INDICATED, INCLUDING CHANGES IN THE VALUE OF THE UNDERLYING FUND, AND REFLECT DEDUCTIONS FOR ALL ITEMS INCLUDED IN THE EXPENSE RATIO. THE TOTAL RETURN DOES NOT INCLUDE ANY EXPENSES ASSESSED THROUGH THE REDEMPTION OF UNITS; INCLUSION OF THESE EXPENSES IN THE CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED. INVESTMENT OPTIONS WITH A DATE NOTATION INDICATE THE EFFECTIVE DATE OF THAT INVESTMENT OPTION IN THE VARIABLE ACCOUNT. THE TOTAL RETURN IS CALCULATED FOR THE PERIOD INDICATED OR FROM THE EFFECTIVE DATE THROUGH THE END OF THE REPORTING PERIOD.

ITEM 27.  EXHIBITS

     (A)  BOARD OF DIRECTORS RESOLUTION.

               Certified copy of Resolutions of the Board of Directors of the Company dated November 22, 1993 establishing the Group VEL Account was previously filed on April 16, 1998, in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (B)  CUSTODIAN AGREEMENTS.

               Not applicable.

     (C)  UNDERWRITING CONTRACTS.

               (1) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (2) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (3) Sales Agreements were previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and are incorporated by reference herein.

               (4) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (5) General Agent's Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (6) Career Agent Agreement was previously filed on April 19, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

               (7) Delaware Wholesaling Agreement was previously filed on December 15, 1998 in Post-Effective Amendment No. 10 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (D)  POLICY.

               (1) Policy and initial Riders were previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and are incorporated by reference herein.

               (2) The Preferred Loan Endorsement and Exchange to Term Rider were previously filed on April 30, 1997 in Post-Effective Amendment No. 5 of this Registration Statement on Form S-6, and are incorporated by reference herein.

     (E)  APPLICATION.

               Amended Application was previously filed in Post-Effective Amendment No. 10 on December 15, 1998 on Form S-6, and is incorporated by reference herein. Application was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

     (F)  DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

               Articles of Incorporation and Bylaws, as amended, of the Company were previously filed on October 1, 1995 in Post-Effective Amendment No. 1 of this Registration Statement on Form S-6, and are incorporated by reference herein.

     (G)  REINSURANCE CONTRACTS.

               (1) Reinsurance contract dated January 1, 2001 among First Allmerica Financial Life Insurance Company and General & Cologne Life Re of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (2) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (3) Reinsurance contract dated July 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (4) Reinsurance contract dated April 1, 2000 among First Allmerica Financial Life Insurance Company and Munich American Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (5) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Security Life of Denver Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (6) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (7) Reinsurance contract dated November 1, 1999 among First Allmerica Financial Life Insurance Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (8) Reinsurance contract dated January 1, 1999 among First Allmerica Financial Life Insurance Company and AXA Re Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (9) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (10) Reinsurance contract dated April 1, 1996 among First
                    Allmerica Financial Life Insurance Company and Transamerica Occidental Life Insurance Company was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (11) Reinsurance contract dated March 1, 1996 among First
                    Allmerica Financial Life Insurance Company and Northwestern National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (12) Reinsurance contract dated March 1, 1996 among First
                    Allmerica Financial Life Insurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (13) Reinsurance contract dated November 22, 1995 among First
                    Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (14) Reinsurance contract dated January 1, 1995 among State
                    Mutual Life Assurance Company of America and Life Reinsurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (15) Reinsurance contract dated January 1, 1994 among State
                    Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (16) Reinsurance contract dated January 1, 1993 among State
                    Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (17) Reinsurance contract dated January 1, 1993 among State
                    Mutual Life Assurance Company and The Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (18) Reinsurance contract dated February 26, 1991 among State
                    Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (19) Reinsurance contract dated May 1, 1989 among State Mutual
                    Life Assurance Company of America and General American Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (20) Reinsurance contract dated May 1, 1989 among State Mutual
                    Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (21) Reinsurance contract dated July 1, 1986 among State Mutual
                    Life Assurance Company of

                    America and General American Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (22) Reinsurance contract dated August 1, 1983 among State Mutual
                    Life Assurance Company of America and The Lincoln National Life Insurance Company was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (23) Reinsurance contract dated August 1, 1983 among State Mutual
                    Life Assurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (24) Reinsurance contract dated August 1, 1983 among State Mutual
                    Life Assurance Company and Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (H)  PARTICIPATION AGREEMENT.

               (1) Form of Amendment dated May 1, 2003 to the Allmerica Investment Trust Participation Agreement was previously filed on April 28, 2003 in Post-Effective Amendment No. 18 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466 on Form S-6, and is incorporated by reference herein.

               (2) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

               (3) Amendment dated October 1, 2001 to the Variable Products Fund II Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

               (4) Amendment dated May 1, 2001 to the Delaware Group Premium Fund Participation Agreement was previously filed on November 1, 2001 in Post-Effective Amendment No. 15 of Registration Statement No. 33-82658/811-8704 on Form S-6, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 on Form S-6, and is incorporated by reference herein.

               (5) Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed on April 27, 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

               (6) Amendment to the Fidelity Services Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 3 on Form S-6, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 3 on Form S-6, and is incorporated by reference herein.

               (7) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

               (8) Amendment to the Service Fee Agreement Letter with Morgan Stanley Asset Management, Inc. was previously filed in Post-Effective Amendment No. 13 on April 26, 2000 on Form S-6, and is incorporated by reference herein. Service Fee Agreement Letter with Morgan Stanley Asset Management, Inc., was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

               (9) Amendment to the Participation Agreement with Morgan Stanley was previously filed in Post-Effective Amendment No. 13 on April 26, 2000 on Form S-6, and is incorporated by reference herein. Participation Agreement with Morgan Stanley was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

               (10) Amendment dated May 1, 2002 to the Alliance Amended and
                    Restated Participation Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Merger and Consolidation Agreement and Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and are incorporated by reference herein.

               (11) Amendment dated February 25, 2000 to the Janus Participation
                    Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated February 25, 2000 was previously filed on April 27, 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

               (12) Participation Agreement between the Company and PIMCO
                    Variable Insurance Trust dated August 17, 2000 was previously filed in April 26, 2001 in Post-Effective Amendment No. 14 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (I)  ADMINISTRATIVE CONTRACTS.

               (1) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (2)  Directors' Power of Attorney is filed herewith.

     (J)  OTHER MATERIAL CONTRACTS.

               Not Applicable.

     (K)  LEGAL OPINION

               Opinion of Counsel is filed herewith.

     (L)  ACTUARIAL OPINION.

               Not Applicable. The Registration Statement does not include illustrations.

     (M)  CALCULATION.

               Not Applicable. The Registration Statement does not include illustrations.

     (N)  OTHER OPINIONS.

               Consent of Independent Registered Public Accounting Firm is filed herewith.

     (O)  OMITTED FINANCIAL STATEMENTS.

               Financial Statements included in Part B
               Financial Statements for Allmerica Financial Life Insurance and Annuity Company and Financial Statements for the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company is filed herewith.

     (P)  INITIAL CAPITAL AGREEMENTS.

               Not Applicable.

     (Q)  REDEEMABILITY EXEMPTION.

               Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:
     440 Lincoln Street
     Worcester, Massachusetts 01653

NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------
Warren E. Barnes                            Vice President of Allmerica Financial (since 1998); Vice President of
     Vice President and                     First Allmerica (since 1996); Corporate Controller of Allmerica
     Corporate Controller                   Financial and First Allmerica (since 1998); and Director of Allmerica
                                            Financial and First Allmerica (2004)

Charles F. Cronin                           Vice President and Corporate Group Counsel of Allmerica Financial and
     Vice President, Corporate Group        First Allmerica (since 2003); Secretary (since 2000); Assistant Vice
     Counsel and Secretary                  President (1999-2003); and Counsel of First Allmerica (1996-2003);
                                            and Attorney of Nutter, McClennen & Fish (1991-1996)

Frederick H. Eppinger, Jr.                  President and Chief Executive Officer of AFC (since 2003);
     Chairman of the Board                  Chairman of the Board of Allmerica Financial and First Allmerica
                                            (since 2003); Executive Vice President of Property and Casualty Field
                                            and Service Operations for The Hartford (2001-2003); Senior Vice
                                            President of Strategic Marketing for ChannelPoint, Inc. (2000-2001);
                                            and Partner at McKinsey & Company (1985-2000)

Bonnie K. Haase                             Director, Vice President and Chief Human Resources Officer of
     Director, Vice President, and          Allmerica Financial and First Allmerica (since 2004); Served in a
     Chief Human Resources Officer          variety of human resources leadership roles at General Electric
                                            Company (1991-2004)

J. Kendall Huber                            Director of Allmerica Financial and First Allmerica (since 2000); Senior
     Director, Senior Vice President,       Vice President of Allmerica Financial and First Allmerica (since 2003);
     General Counsel and Assistant          Assistant Secretary of Allmerica Financial (since 2002) and First
     Secretary                              Allmerica (since 2000); General Counsel (since 2000); Vice President
                                            (2000-2003) of First Allmerica

John P. Kavanaugh                           Director and Chief Investment Officer of Allmerica Financial and First
     Director, Vice President and           Allmerica (since 1996); Vice President (since 1991) of First Allmerica;
     Chief Investment Officer               and President (since 1995) of Opus Investment Management, Inc.

Mark C. McGivney                            Vice President of Allmerica Financial (since 2002); Vice President of
     Vice President and                     First Allmerica (since 1997); Treasurer of Allmerica Financial and First
     Treasurer                              Allmerica (since 2000); Director of Allmerica Financial and First
                                            Allmerica (2004)

Edward J. Parry, III                        Vice Chair (since 2004); Assistant Treasurer of Allmerica Financial
     Director, Chief Financial              and First Allmerica (since 2000); Director of Allmerica Financial and
     Officer, Vice Chair and                First Allmerica (since 1996); Chief Financial Officer (since 1996);
     Assistant Treasurer                    Senior Vice President of Allmerica Financial and First Allmerica
                                            (2003-2004); Vice President (1993-2003) and Treasurer (1993-2000)

Michael A. Reardon                          Director, President and Chief Executive Officer (since 2004); Vice
     Director, President and                President of Allmerica Financial and First Allmerica (2001-2004);
     Chief Executive Officer                Vice President of First Allmerica (1997-2004); and Vice President
                                            of Allmerica Financial (1999-2004)

Gregory D. Tranter                          Director, Vice President and Chief Information Officer of Allmerica
    Director, Vice President and            Financial and First Allmerica (since 2000); Vice President of Travelers
    Chief Information Officer               Property & Casualty (1996-1998); Director of Geico Team (1983-1996)
                                            of Aetna Life & Casualty

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

     See attached Organizational Chart.

                                  -------------------------------------

                                     ALLMERICA FINANCIAL CORPORATION
             ---------------------                                     --------------------------
             |                                   Delaware                                       |
             |                                                           \                      |
             |                  / -------------------------------------    \                    |
             |                 /             |                 |             \                  |
    100%     |          100%  /       100%   |                 |   100%        \  100%          |   100%
    ------------------  ------------  ---------------  ----------------  -------------  ----------------
                                                          Allmerica
     Opus Investment     Financial       Allmerica      Financial Life    AFC Capital        First
     Management, Inc.    Profiles,     Funding Corp.    Insurance and       Trust I         Sterling
                            Inc.                           Annuity                          Limited
                                                           Company

      Massachusetts      California    Massachusetts    Massachusetts       Delaware        Bermuda
    ------------------  ------------  ---------------  ----------------  -------------  ----------------
       |                                                       |                                |
       |                                                       |                                |    100%
       |                                                       |                        -----------------
       |                                                       |                         First Sterling
       |                                                       |                          Reinsurance
       |                                                       |                            Company
       |                                                       |                            Limited
       |                                                       |
       |                                                       |                            Bermuda
       |                                                       |                        -----------------
       |                                                       |
       |         ----------------------------------------------------------------------------------------------------------
       |         |                |              |            |             |               |         |      |            |
       |         |     100%       |   100%       |  100%      | 100%        |   100%        |    100% |      | 100%       |   100%
       |  ----------------- -------------- ------------- ----------- --------------- ---------------- | ----------- --------------
       |                      Allmerica      Allmerica    Allmerica  First Allmerica    Allmerica     |  Allmerica    Allmerica
       |       VeraVest       Financial      Financial   Investments  Financial Life   Investments    |  Investment  Investments
       |  Investments, Inc.   Investment      Services    Insurance     Insurance       Insurance     |  Insurance    Insurance
       |                      Management     Insurance      Agency       Company          Agency      | Agency Inc. Agency Inc. of
       |                    Services, Inc.  Agency Inc.    Inc. of                   of Florida, Inc. | of Kentucky  Mississippi
       |                                                   Alabama                                    |
       |    Massachusetts   Massachusetts  Massachusetts   Alabama    Massachusetts      Florida      |   Kentucky   Mississippi
       |  ----------------- -------------- ------------- ----------- --------------- ---------------- | ----------- --------------
       |                                                                                              |
      --------------------------------------------                                                    |
                     |   100%       |  100%      |  100%                                              |100%
                ------------- -------------  -----------                                        -----------
                                Allmerica      Citizens                                          Allmerica
                 The Hanover    Financial     Insurance                                          Investment
                  Insurance     Insurance      Company                                           Insurance
                   Company    Brokers, Inc.  of Illinois                                        Agency Inc.
                                                                                                 of Georgia

                New Hampshire Massachusetts    Illinois            Federally Chartered            Georgia
                ------------- -------------  -----------           -------------------          -----------
                      |
                      |
         ------------------------------------------------------------------------------------------------------------------
         |         |        |       |        |       |       |               |              |              |              |
         |    100% |        |  100% |        |  100% |       |  100%         |  100%        |  100%        |  100%        |  100%
 ----------------- | -------------- | -------------- | -------------   -------------  -------------  -------------  -------------
                   |                |  The Hanover   | Hanover Texas                    Allmerica                    The Hanover
     Allmerica     | Allmerica Plus |    American    |   Insurance     Massachusetts    Financial        AMGRO,       New Jersey
 Financial Benefit |   Insurance    |   Insurance    |   Management    Bay Insurance     Alliance         Inc.        Insurance
     Insurance     |  Agency, Inc.  |    Company     | Company, Inc.      Company       Insurance                      Company
      Company      |                |                |                                   Company
                   |                |                |
      Michigan     | Massachusetts  | New Hampshire  |     Texas       New Hampshire  New Hampshire  Massachusetts  New Hampshire
 ----------------- | -------------- | -------------- | -------------   -------------  -------------  -------------  -------------
                   |                |                |                                               /           \
                   |   100%         | 100%           |     100%                           100%      /             \   100%
            ---------------     ----------       --------------                           -------------        -----------
                                 Citizens           Citizens
                Citizens        Insurance          Insurance                              Lloyds Credit           AMGRO
               Insurance        Company of       Company of the                            Corporation         Receivables
            Company of Ohio      America            Midwest                                                    Corporation

                  Ohio           Michigan           Indiana                               Massachusetts          Delaware
            ---------------     ----------       --------------                           -------------        -----------
                                    |
                                    | 100%                                                              ---------------
                                ----------                                                              Hanover Lloyd's
                                 Citizens                                                                  Insurance
                                Management                                                                  Company
                                   Inc.
                                                                                                             Texas
                                 Delaware                                                               ---------------
                                ----------
                                                                                                  Affiliated Lloyd's plan company,
                                                                                                  controlled by Underwriters for
                                                                                                  the benefit of The Hanover
                                                                                                  Insurance Company

                                                                                                         --------------

                                                                                                         AAM High Yield
                                                                                                          Fund, L.L.C.

                                                                                                         Massachusetts
                                                                                                         --------------

                                                                                                     Established for the benefit
                                                                                                     of First Allmerica, Allmerica
                                                                                                     Financial Life, Hanover and

                                                                                               ----------------  ----------------
                                                                                                  Allmerica         Allmerica
                                                                                               Securities Trust  Investment Trust

                                                                                                Massachusetts     Massachusetts
                                                                                               ----------------  ----------------

                                                                                                         ---------------
                                                                                                         Opus Investment
                                                                                                              Trust

                                                                                                          Massachusetts
                                                                                                         ---------------

January 1, 2005                                                                           Affiliated Investment Management Companies

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

               NAME                                   ADDRESS                         TYPE OF BUSINESS
               ----                                   -------                         ----------------
AAM High Yield Fund, L.L.C.                       440 Lincoln Street              Limited liability company
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street              Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Limited               440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street              Non-insurance medical services

                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            440 Lincoln Street              Multi-line property and casualty
Company                                           Worcester MA 01653              insurance

Allmerica Financial Benefit Insurance             645 West Grand River            Multi-line property and casualty
Company                                           Howell MI 48843                 insurance

Allmerica Financial Corporation                   440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street              Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street              Life insurance, accident and health
and Annuity Company                               Worcester MA 01653              insurance, annuities, variable
                                                                                  annuities and variable life insurance

Allmerica Financial Services Insurance            440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street              Investment corporation
                                                  Worcester MA 01653

Allmerica Financial Investment                    440 Lincoln Street              Investment advisory services
Management Services, Inc.                         Worcester MA 01653

Allmerica Investment Trust                        440 Lincoln Street              Investment  Trust
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Alabama                                           Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street              Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street              Investment Trust
                                                  Worcester MA 01653

Allmerica Trust Company, N.A.                     440 Lincoln Street              Limited purpose national trust
                                                  Worcester MA 01653              company

AMGRO, Inc.                                       100 North Parkway               Premium financing
                                                  Worcester MA 01605

AMGRO Receivables Corporation                     100 North Parkway               Receivables Purchase Corporation
                                                  Worcester MA 01605

Citizens Insurance Company of America             645 West Grand River            Multi-line property and casualty
                                                  Howell MI 48843                 insurance

Citizens Insurance Company of Illinois            333 Pierce Road                 Multi-line property and casualty
                                                  Itasca IL 60143                 insurance

Citizens Insurance Company of the                 3950 Priority Way               Multi-line property and casualty
Midwest                                           South Drive, Suite 200          insurance
                                                  Indianapolis IN 46280

Citizens Insurance Company of Ohio                8101 N. High Street             Multi-line property and casualty
                                                  P.O. Box 342250                 insurance
                                                  Columbus OH  43234

Citizens Management, Inc.                         440 Lincoln Street              Risk management services
(formerly known as Sterling Risk                  Worcester MA 01653
Management Services, Inc.)

Financial Profiles, Inc.                          5421 Avenida Encinas            Software company
                                                  Suite A
                                                  Carlsbad CA  92008

First Allmerica Financial Life Insurance          440 Lincoln Street              Life, pension, annuity, accident
Company                                           Worcester MA 01653              and health insurance company

First Sterling Limited                            41 Cedar Avenue                 Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue                 Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

The Hanover American Insurance                    440 Lincoln Street              Multi-line property and casualty
Company                                           Worcester MA 01653              insurance

The Hanover Insurance Company                     440 Lincoln Street              Multi-line property and casualty
                                                  Worcester MA 01653              insurance

Hanover Texas Insurance Management                NationsBank Tower               Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Pkwy.              Insurance Company
                                                  Dallas TX  75248

Hanover Lloyd's Insurance Company                 7557 Rambler Road               Multi-line property and casualty
                                                  Suite 500                       insurance
                                                  Dallas TX 75231

Lloyds Credit Corporation                         100 North Parkway               Premium financing service
                                                  Worcester MA 01605              franchises

Massachusetts Bay Insurance Company               440 Lincoln Street              Multi-line property and casualty
                                                  Worcester MA 01653              insurance

Opus Investment Management, Inc.                  440 Lincoln Street              Investment advisory services
(formerly known as Allmerica Asset                Worcester MA 01653
Management, Inc.)

Opus Investment Trust                             440 Lincoln Street              Investment Trust
(formerly known as VeraVest Trust)                Worcester MA 01653

VeraVest Investments, Inc.                        440 Lincoln Street              Securities, retail broker-dealer
(formerly known as Allmerica                      Worcester MA 01653
Investments, Inc.)

ITEM 30.  INDEMNIFICATION

     RULE 484 UNDERTAKING - Article VIII of Registrant's Bylaws provides: "Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise."

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITERS

     (A) VeraVest Investments, Inc. also acts as a principal underwriter for the following:

               - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

               - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

               -    Allmerica Investment Trust

     (B) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is 440 Lincoln Street, Worcester, Massachusetts 01653.

           NAME                                         POSITION OR OFFICE WITH UNDERWRITER
           ----                                         -----------------------------------
           Abigail M. Armstrong                         Vice President, Chief Legal Officer, Assistant Secretary,
                                                        Anti-Money Laundering Chairperson and Counsel

           Charles F. Cronin                            Vice President, Secretary/Clerk and Group Counsel

           Claudia J. Eckels                            Vice President

           J. Kendall Huber                             Director

           Kathleen M. Loftus                           Vice President

           Mark C. McGivney                             Director and Treasurer

           K. David Nunley                              Vice President

           Joseph M. Petty                              Vice President

           Michael A. Reardon                           Director, President and Chief Executive Officer

           Paula J. Testa                               Vice President and Chief Operating Officer

           Margot K. Wallin                             Vice President and Anti-Money Laundering Officer

     (C) As indicated in Part B (Statement of Additional Information), in response to Item 17, there were no commissions retained by VeraVest Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2004. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 33.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 34. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2005.

                              GROUP VEL ACCOUNT OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                             By: /s/ Sheila B. St. Hilaire
                                 ---------------------------------
                                 Sheila B. St. Hilaire, Vice President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                TITLE                                                            DATE
----------                                -----                                                            ----
Frederick H. Eppinger Jr.*                Chairman of the Board                                            April 1, 2005
------------------------------------

/s/ Warren E. Barnes                      Vice President and Corporate Controller
------------------------------------
Warren E. Barnes

Bonnie K. Haase*                          Director and Vice President
------------------------------------

J. Kendall Huber*                         Director, Senior Vice President, General Counsel and
------------------------------------      Assistant Secretary

John P. Kavanaugh*                        Director, Vice President and Chief Investment Officer
------------------------------------

Mark C. McGivney*                         Vice President and Treasurer
------------------------------------

Edward J. Parry, III*                     Director, Chief Financial Officer, Vice Chair and
------------------------------------      Assistant Treasurer

Michael A. Reardon*                       Director, President and Chief Executive Officer
------------------------------------

Gregory D. Tranter*                       Director, Vice President and Chief Information Officer
------------------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated February 1, 2005 duly executed by such persons.

/s/ Sheila B. St. Hilaire
-------------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(33-82658)

                             FORM N-6 EXHIBIT TABLE

Exhibit I(2)        Directors' Power of Attorney

Exhibit (K)         Opinion of Counsel

Exhibit (N)         Consent of Independent Registered Public Accounting Firm